                                                 OCTOBER 31, 1997
                                                 ANNUAL REPORT


THE CRABBE HUSON
SPECIAL FUND, INC.

CRABBE HUSON
SMALL CAP FUND

CRABBE HUSON
REAL ESTATE
INVESTMENT FUND

CRABBE HUSON
EQUITY FUND

CRABBE HUSON
ASSET ALLOCATION FUND

CRABBE HUSON
OREGON TAX-FREE FUND

CRABBE HUSON
INCOME FUND

CRABBE HUSON
U.S. GOVERNMENT
INCOME FUND

CRABBE HUSON
U.S. GOVERNMENT
MONEY MARKET FUND

OCTOBER 31, 1997

ANNUAL REPORT

                                          MT. HOOD, OREGON

TABLE OF CONTENTS

PAGE 1    TO OUR FELLOW SHAREHOLDERS


          REVIEW AND SCHEDULE OF INVESTMENTS

PAGE 14   THE CRABBE HUSON SPECIAL FUND, INC.

PAGE 20   CRABBE HUSON SMALL CAP FUND

PAGE 24   CRABBE HUSON ASSET ALLOCATION FUND

PAGE 32   CRABBE HUSON EQUITY FUND

PAGE 37   CRABBE HUSON REAL ESTATE
             INVESTMENT FUND

PAGE 41   CRABBE HUSON OREGON TAX-FREE FUND

PAGE 47   CRABBE HUSON INCOME FUND

PAGE 51   CRABBE HUSON U.S. GOVERNMENT
             INCOME FUND

PAGE 54   CRABBE HUSON U.S. GOVERNMENT
             MONEY MARKET FUND

PAGE 58   STATEMENTS OF ASSETS & LIABILITIES

PAGE 62   STATEMENTS OF OPERATIONS

PAGE 66   STATEMENTS OF CHANGES IN NET ASSETS

PAGE 70   NOTES TO FINANCIAL STATEMENTS

PAGE 81   FINANCIAL HIGHLIGHTS

                                                                  [LOGO]

                                                                    CRABBE HUSON

November 30, 1997

To Our Fellow Shareholders:

Jim Crabbe and I have been together professionally now for more than 17 years, and we both started in the investment business a good many years before that. You can imagine that in our 30-odd years each in the market, we've seen our share of fads and heard more than a few opinions that didn't hold up.

In the last few years, though, the noise level seems to have increased, for a number of reasons. A greater percentage of the population than ever before is participating in financial markets. The responsibility for a financially secure retirement has shifted dramatically from employers (E.G., traditional defined benefit pension plans) to employees (E.G., 401(k) and other defined contribution plans). Technology is figuratively shrinking the world, bringing markets closer together. This stepped-up pace is fueling growth in information demand, financial product and service development, and investor sophistication.

Those with short-term perspectives are tempted to say (and often do say) that financial markets have changed, that their paradigms have permanently shifted. Here's what we believe about that kind of statement:

- On some levels, things are indeed done differently. For instance, billions of dollars in weekly inflows to stock mutual funds will inevitably impact the way some business is done. When you add the myriad of products, instruments, and services that, in the context of recent history, still are fairly new, a change in financial markets is unavoidable.

- At its core, however, the pursuit of wealth remains unchanged. Investors still try to build assets. Fear and greed still are the dominant emotions behind investment decisions. In other words, nothing about the foundation of investment behavior is different from the form it took, say, 15 years ago. Or 50 years ago. Or even 100 years ago.

We've been lucky to have experience on our side. The most important thing experience has given us, we believe, is a long-term viewpoint. A long-term viewpoint, in turn, makes the lessons of history clear. The lessons of history show that if the nucleus of investor behavior is consistent, time and resources dedicated to ephemeral trends are wasted. We intend to devote our work instead only to the real interests of shareholders.

The thesis of that effort is this: Crabbe Huson looks for good companies at good prices. This primary tenet of the contrarian investment style has been proven successful over the long term, and we have yet to find a valid reason to stray from its course.

The good companies we bought for your portfolios have, on the whole, had a good year. When we reported to you in April of this year, we had just seen the first break in the large-cap dominance of the market's performance. Volatility had shaken growth stock values, and interest began to broaden into other sectors of the market.

Then, in early May, the broadening trend really took root and stocks that had been virtually ignored for the previous two years rapidly drew interest. Our funds, which owned solid positions in these companies, were positioned for the change in the market and began to perform very well. This bias continued through the summer and into the early fall, and our funds turned in very strong numbers through mid-October. The last week of the fiscal year brought a halt to the run, when the market experienced its biggest loss in value since 1987. Though the downturn was a disappointing way to end the reporting period, we're still very pleased with performance for the funds in fiscal year 1997.

We believe late October was a demonstration of the kind of activity we can (and should) expect from the market going forward. Volatility is an unavoidable part of long-term equity investing. Dedicating a portion of your portfolio to contrarian management, however, represents your desire to maintain an equity position while potentially mitigating downside risk and taking advantage of opportunities uncovered by market swings. This is precisely what Crabbe Huson is working toward for you.

A brief word about the format of this report: our semi-annual report document was received well, according to the comments you shared with us. Thanks to those who took the time to share opinions and suggestions. Acting on your feedback, we've included these features in this document:

- A restatement of Crabbe Huson's investment philosophy, which represents the foundation of our work on your behalf

- Easy-to-read type and clearly designed graphics, meant to give you information in a direct, efficient manner

- A modestly sized document, with minimal use of color processing to maintain lower printing and mailing costs

Again, thank you for the opportunity to contribute to your long-term investment goals. Please stay in touch.

Sincerely,

         [SIGNATURE]

Richard S. Huson
President

                   ------------------------------------------

                      CRABBE HUSON'S INVESTMENT PHILOSOPHY
                       ----------------------------------

THE ART OF CONTRARIAN INVESTING

In the investment world, the term "contrarian" is often misused and misunderstood. In our view, contrarian investing represents a mindset that requires a unique perspective and disciplined thinking.

The nucleus of Crabbe Huson's investment style is buying good companies at good prices. Rather than looking only to rapidly advancing stocks, Crabbe Huson's team looks instead at companies

-  with attractive stock prices;

-  that are temporarily out of favor with the broader investment community;

- that have solid underlying business structures and intelligent, forward-thinking management; and

- that, if recovering from previous difficulties, have implemented the catalysts necessary to return the company to market favor.

Investors typically look favorably upon stocks rising in price and reject those falling in price. Accordingly, they often invest in companies or industries widely followed by portfolio managers and the financial media. These fast-rising "opportunities" are easily recognizable because they already have begun to pay off. The danger, however, is that the success of these stocks may mean that a significant portion of their upside potential has passed.

Further, investing in rapidly appreciating stocks may appear to be safe and prudent because their upward movement is under way and is widely recognized and endorsed. In fact, however, IT IS AT THIS POINT THAT A STOCK'S DOWNSIDE RISK MAY BE AT ITS GREATEST: when it becomes over-analyzed, over-owned, and overvalued.

Crabbe Huson believes that solid, reasonably priced companies with strong potential for appreciation are smarter, more risk-averse investments. While there's a measure of science inherent in the process, the contrarian's best asset is an artist's eye -- one that can size up the market, recognize quality, and act with discipline and decisiveness.

To be sure, there are many good companies in which one may invest. However, GOOD COMPANIES ARE NOT ALWAYS GOOD INVESTMENTS. Crabbe Huson believes money is not wisely invested unless a company is purchased at a good price.

THE IMPORTANCE OF TEAMWORK

The bedrock of Crabbe Huson's effort is the team-based approach to portfolio management. We strongly believe in the importance of more than one perspective and in the value of collective ability.

While our managers are responsible for discrete sections of each portfolio, the investment team works closely to back individual efforts with insight and support. This structure allows latitude for the research, analysis, and discussion necessary for making effective portfolio decisions. Our team process and strict management disciplines help ensure consistency in our method and, in the end, value for our shareholders.

WHAT IT MEANS FOR INVESTORS

Because the nature of our approach prompts us to see opportunities outside Wall Street's mainstream of thought, investors will at times notice strategies or holdings that seem incongruent with current investment trends. However, in the final analysis, long-term investors who select Crabbe Huson benefit from a common sense, risk-averse investment style that identifies good companies that we believe are well priced and poised for appreciation.

Shareholders who invest with Crabbe Huson

- have enjoyed a history of long-term, competitive performance with less relative market risk;

- maintain portfolios that are diversified by investment STYLE, as well as by asset class; and

- are supported by a team of experienced professionals, dedicated to effectively managing your assets and meeting your highest standards of service.

With experience, teamwork, and dedication to service, we have committed to our style of contrarian investing with all the skill, care, and diligence we can bring to bear. We believe it's an approach that is worthy of your trust.

             ------------------------------------------------------

                        INVESTMENT REVIEW AND DISCUSSION
                       ----------------------------------

As though it shared a timetable with Crabbe Huson's scheduled reports, the market's prevailing trend changed markedly from the first half of fiscal year 1997 to the second. The first half was a continuation of the long-running trend that was established in early 1995: market activity was dominated by the large-cap stocks that comprise the Dow Jones Industrial Average and S&P 500 Index, and there was little activity, or even interest, in other sectors of the market.

The second half, however, brought changes. The equity market's roar had quieted to a whimper by April. Then, in early May, timed almost to a day, a broadening trend emerged. Wall Street broke its long fixation on the big names in the market and began looking for value in other areas. Though some valuations remained, in our opinion, dangerously high, concentration in the market's top names lessened a bit. This was a healthy change and a welcome one for us. The new environment was one in which contrarian portfolios often do well.

Indeed, your funds performed very well, beginning a performance run that continued almost unabated until the infamous last week of October. Even during the initial phases of that downturn, the portfolios performed well on a relative basis, precisely as they should have in turbulent waters. Despite a rough final week, fiscal year 1997 was very good for your equity funds.

Though bond markets have played second fiddle (and a very quiet second fiddle at that) to stocks in the last several years, we haven't lost sight of their potential both for performance and for portfolio insurance going forward. Bond markets have been quieter in the latter half of the year -- yields have fallen thanks to softer economic growth, and the Federal Reserve has been quiet on interest rate changes. We've kept average maturities comparatively long to the market and we are maintaining a constructive, interest rate-sensitive stance.

Here's our review of the markets:

EQUITY MARKET

Crabbe Huson's equity fund lineup posted solid returns for the fiscal year. Broader participation by small-cap stocks in the latter half of the year helped the Small Cap Fund significantly outperform its index, while the Special Fund also had a strong year. The Equity Fund, recovering nicely from earlier difficulty, surged in the latter half of the year to turn in an impressive gain. The Asset Allocation Fund, hedging a bit against possible market volatility by upping its bond position slightly, benefited from the broadening trend and finished the year with good numbers.

In our April report, we noted the danger in assuming that the index performance you saw on the nightly news was indicative of market performance across the board. For the last couple of years, the indices have been rose-colored glasses through which investors viewed the market: While the Dow Jones Industrial Average and the S&P 500 Index posted gains for the fiscal year through April 30, the much broader Russell 2000 Index was up less than 2% for the same period. At the same time, our conclusion was that most stocks already had "corrected" and the bull market was fueled by a dangerously narrow section of big-name companies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   INDEX PERFORMANCE 10/31/96 THROUGH
                4/30/97

Dow Jones                                    17.40%
Russell 2000                                  1.61%
S&P 500                                      14.68%

           SOURCE: INTERACTIVE DATA CORP. AND FRANK RUSSELL COMPANY
           Index performance results include reinvestment of dividends and capital gains.

    But who are we to spoil the party? The rate of inflow of dollars into the market -- literally billions every week -- was spectacular. Investors seemed unafraid of the risk presented by overvaluation. The indices continued to climb. During a healthy market and a strong economy, money poured into equities.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   INDEX PERFORMANCE 4/30/97 THROUGH
                10/31/97

Dow Jones                                     7.12%
Russell 2000                                 27.29%
S&P 500                                      15.17%

           SOURCE: INTERACTIVE DATA CORP. AND FRANK RUSSELL COMPANY
           Index performance results include reinvestment of dividends and capital gains.

Jump ahead six months to the end of the fiscal year, and we see what a difference a little time can make. By the close of the fiscal year, the Russell 2000 had almost completely closed the gap between itself and the other indices. This tells us that while large-cap issues still did well overall, small- to mid-cap companies were moving at full speed. And inflows into stock funds hadn't slowed.

What accounted for the change in the market's interest? We believe that a number of factors were at work. In the mid-cap area of the market, value stocks were relatively underpriced. (Some remain so today.) In addition, these mid-cap companies are more sensitive to the domestic economy than are their large-cap counterparts, and the sound economy (low inflation, low interest rates, good economic growth) was a strong platform on which to build.

Another (more controversial) factor had to do with the cut in the capital gains tax rate from 28% to 20%. The reduction's effective date was May 7, 1997; it may be no coincidence that the market's broadening trend began in early May.

In an environment of high capital gains tax rates, investors are inclined to buy stocks they believe they may never have to sell, thus avoiding the loss of a significant portion of their gains to taxes. This mindset favors growth stocks. In a less severe tax environment, investors may purchase stocks they'd be more willing to sell at some point, since the lower tax rate would take a smaller bite out of profits. This may be an incentive for investors to buy stocks with fortunes that are less certain. The rate cut likely wasn't the whole reason for the new trend, but it certainly helped trigger new interest elsewhere in the market.

Finally, periods of volatility in the spring and a lull in large-cap activity in the late summer were noticeable interruptions in the large-cap bull market, interruptions that further prompted investors to shop around. The former gave us an initial signal of shifting investor preferences, the latter a nod toward its continuation.

Of more concern to you than the cause is the effect, which was sterling performance from your equity funds from the spring through the summer and fall. In our industry, good performance such as this is the result of preparation meeting opportunity. We always have worked very hard to have portfolios fully prepared to take advantage of market opportunities, and the last several months are no exception. When opportunities presented themselves, we made an effort to capitalize:

- In late March and early April, when volatility corrected most equity sectors by 10% or better, Crabbe Huson's equity family performed very well relative to the market.

- Between the first of May and the end of June, the Equity Fund gained 18.33%, while the S&P 500 Index appreciated by only 10.77%. Investors' preferences continued to shift toward small-cap issues, boosting the already-strong returns for our small-cap funds.

- Our small-cap portfolios participated fully in the broadening. The Small Cap Fund, in fact, posted one-year numbers that beat its benchmark index by more than 13%.

- The Special Fund's short positions provided an excellent hedge against volatility, precisely as designed. For the three months ending April 30, the fund gained 3.96%, versus respective losses of -6.77% and -8.63% for the Russell 2000 and NASDAQ Composite Indices. The fund, on a relative basis, also performed very well against the late October downturn.

- In the October 27 correction, most funds in Crabbe Huson's equity family ended the day ahead of the market. This is exactly the kind of cushion we strive to provide through the contrarian style.

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 PERFORMANCE FOR 10/27/97
    Special                    -3.91%
    Small Cap                  -5.63%
    Russell 2000 Index         -6.11%
    NASDAQ                     -7.02%
    Equity                     -7.06%
    S&P 500 Index              -6.86%
    REIF Fund                  -2.86%
    Morgan Stanley REIT
   Index                       -3.22%

   SOURCE: INTERACTIVE DATA CORP., FRANK RUSSELL COMPANY, STATE
   STREET BANK AND TRUST

Speaking of the late autumn downturn, it's the kind of activity no one WANTS to see but absolutely should EXPECT to see from time to time. For the last 15 years, we've had the wind at our backs, experiencing only a few corrections of any real significance and very little volatility. It has truly been an extraordinary period in the history of the market.

This said, it probably is not unreasonable to expect an extended period of overall negative performance from the market. A correction of 20% to 25% certainly isn't out of the question. Disturbing as that can be, it's far from the end of the world. The bigger problem, in our view, is that very few investors (and remarkably few of today's asset managers) who currently are in the market have experienced ANY period of sustained period of negative performance and may be ill-prepared for any resulting damage to their portfolios.

We're very fortunate to have a management team who has been in the business for many years and knows that volatility comes with the territory. Experience doesn't make downturns any more fun to handle, but knowing that they're part of the process gives us the perspective necessary to make the most of the situation. We further know that turbulent markets can conclude very positively for those who are prepared. And we intend to be prepared.

In the days following the late October downturn, the market's determination to recover caused a great deal of buying in the blue chip sector, reconcentrating assets in the large-cap stocks that drive the indices. By the end of the week (which also was the end of our fiscal year), that trend had not yet reversed and our portfolios lagged the indices a bit because of their orientation toward out-of-favor issues. We find this is par for the course when the market plays its hand in the manner it did that week.

As we look ahead to the market for 1998, it's of course impossible to say with any certainty whether or not a bear market is approaching. Further volatility in Asia could lead to more shake-ups here at home. At the time of this writing, Pacific Rim countries are having a difficult time economically, with currencies under pressure and new problems with unemployment and financial systems. We're watching the developments in the Far East closely and will keep you up-to-date regarding their effect on U.S. markets and your funds.

There has been recent concern in markets both about inflation and about the Federal Reserve's (Fed) response to inflationary trends. However, in looking at the economic numbers, we believe that inflation is relatively flat. While the Fed certainly has done an excellent job of cooling inflation over the years, that may be yesterday's war. In fact, there may be some risk that markets and the Fed, in focusing on inflation, fear the wrong thing. The arguments we've read recently, that DEFLATIONARY forces may be of more concern, are beginning to gain credibility. If there is a deflationary bogeyman lurking in the bushes, the stock market could fall on some hard times. Again, if this scenario develops, we believe contrarian stocks are in the best position to benefit from the resulting market changes.

Regardless of the developments in the equity market, trust that your investment team is carefully monitoring current trends and is working to keep your portfolios actively at work.

BOND MARKET

Crabbe Huson's bond fund lineup also had a strong year. Our Income Fund's return, in the context of an ambivalent bond market, performed extremely well.

Though the Oregon Tax-Free Fund lagged its benchmark slightly, the portfolio has maintained a high-quality profile. Our government security funds, the U.S. Government Income and U.S. Government Money Market Funds, also emphasized quality issues for risk reduction and competitive return.

As we reported last April, the first half of the fiscal year was quiet for bond markets. At mid-year, the bellwether 30-year Treasury bond yield stood at 6.95%, up from 6.65% at the end of fiscal year 1996. The rise in coupon rate had offset the drop in price, giving bonds a total yield of about 1.50% for the period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  30-YEAR BONDS AND 90-DAY TREASURY
                YIELDS
                                          BONDS     T-BILLS
10/31/94                                    7.97%      5.15%
11/30/94                                    8.00%      5.72%
12/31/94                                    7.88%      5.69%
1/31/95                                     7.70%      6.00%
2/28/95                                     7.45%      5.94%
3/31/95                                     7.43%      5.88%
4/30/95                                     7.34%      5.87%
5/31/95                                     6.65%      5.81%
6/30/95                                     6.62%      5.57%
7/31/95                                     6.85%      5.58%
8/31/95                                     6.65%      5.45%
9/30/95                                     6.50%      5.42%
10/31/95                                    6.33%      5.51%
11/30/95                                    6.13%      5.49%
12/31/95                                    5.95%      5.08%
1/31/96                                     6.03%      5.05%
2/28/96                                     6.47%      5.03%
3/31/96                                     6.67%      5.15%
4/28/96                                     6.91%      5.16%
5/30/96                                     6.99%      5.19%
6/30/96                                     6.87%      5.16%
7/31/96                                     6.97%      5.31%
8/31/96                                     7.12%      5.29%
9/30/96                                     6.93%      5.04%
10/31/96                                    6.64%      5.15%
11/30/96                                    6.35%      5.13%
12/31/96                                    6.64%      5.18%
1/31/97                                     6.79%      5.15%
2/28/97                                     6.80%      5.22%
3/31/97                                     7.10%      5.33%
4/30/97                                     6.96%      5.24%
5/30/97                                     6.35%      4.95%
6/30/97                                     6.23%      5.17%
7/30/97                                     5.79%      5.24%
8/30/97                                     6.09%      5.22%
9/30/97                                     5.85%      5.11%
10/31/97                                    5.69%      5.20%

           SOURCE: BLOOMBERG

In the latter half of the year, yields fell to 6.15%, their lowest point of the reporting period. By October 31, the bond market had completed a strange year, making four round trips between its high- and low-yield points. Some investors who weren't used to the environment became impatient and sold, missing the gains that followed; others became greedy and bought as bonds hit their top, then were roughed up on the way down.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       INDUSTRIAL
           30-YEAR GOVT YIELD       PRODUCTION(INDEX)
Jan-93                   7.20                        102.3
Feb-93                   6.90                        102.8
Mar-93                   6.93                        102.8
Apr-93                   6.93                        103.2
May-93                   6.98                        102.6
Jun-93                   6.67                        102.8
Jul-93                   6.57                        103.1
Aug-93                   6.09                        102.8
Sep-93                   6.03                        103.9
Oct-93                   5.97                        104.1
Nov-93                   6.30                        104.6
Dec-93                   6.35                        105.4
Jan-94                   6.24                        105.7
Feb-94                   6.66                        106.2
Mar-94                   7.09                          107
Apr-94                   7.31                        107.4
May-94                   7.43                        108.1
Jun-94                   7.61                        108.6
Jul-94                   7.40                        109.1
Aug-94                   7.45                        109.2
Sep-94                   7.82                        109.3
Oct-94                   7.97                        109.9
Nov-94                   8.00                        110.6
Dec-94                   7.88                        111.6
Jan-95                   7.70                        111.9
Feb-95                   7.45                        111.6
Mar-95                   7.43                        111.7
Apr-95                   7.34                        111.4
May-95                   6.65                        111.5
Jun-95                   6.62                        111.7
Jul-95                   6.85                        111.7
Aug-95                   6.65                        112.6
Sep-95                   6.50                          113
Oct-95                   6.33                        112.5
Nov-95                   6.13                        112.7
Dec-95                   5.95                        112.8
Jan-96                   6.03                        112.4
Feb-96                   6.47                        113.8
Mar-96                   6.67                        113.2
Apr-96                   6.91                        114.3
May-96                   6.99                        114.8
Jun-96                   6.87                        115.5
Jul-96                   6.97                        115.5
Aug-96                   7.12                        115.8
Sep-96                   6.92                          116
Oct-96                   6.64                        116.2
Nov-96                   6.35                       117.20
Dec-96                   6.64                       117.70
Jan-97                   6.79                       117.80
Feb-97                   6.80                       118.40
Mar-97                   7.10                       118.80
Apr-97                   6.96                       119.30
May-97                   6.91                       119.50
Jun-97                   6.78                       119.90
Jul-97                   6.30                       120.80
Aug-97                   6.61                       121.50
Sep-97                   6.40                       122.10
Oct-97                   6.15                       122.70
Nov-97                   6.03
Dec-97

           SOURCE: FEDERAL RESERVE BOARD AND BLOOMBERG

We tried looking at the market differently. Since 1992, we've been acutely aware of a real connection between industrial production and yields. In fact, the two have moved up and down in tandem. In the last six months, though, we saw the first break in that pattern: industry remains healthy and strong, but yields have fallen off. This is another indication to us that concern over deflation is replacing inflationary worries. We've worked to keep portfolios in a constructive, interest rate-sensitive position.

In addition, we've seen a recent "flight to quality" trend among investors. Uncertain about their current levels of equity exposure, some are reallocating a portion of their investment assets to bonds, looking for a measure of insurance for their portfolios. In this context, we believe it's important to point out that investors should read bond portfolio labels carefully to ensure they're getting what they pay for.

For instance, some of our competitors have shown very strong historical results over the past five years. We suspect this is the result of an increased use of high-yield bonds (also known as "junk" bonds, these are bonds rated below Baa by Moody's) within a portfolio characterized as investment-grade quality. In fact, the strategy has proven very effective -- junk bonds have enjoyed annualized returns of 11.50% over the past five years, compared to 7% for investment-grade bonds.

In contrast, Crabbe Huson has traditionally kept fixed income portfolios concentrated in high-quality bonds (less than 5% of content graded Baa or below, and 0% junk). This is nearly identical to the Lehman Aggregate Bond Index, a commonly used investment-grade benchmark, in which only 5.3% of bonds are rated Baa and below and which holds no junk.

If a portfolio is composed of 10% to 30% Baa-rated bonds and 5% to 10% junk bonds, it won't have any trouble outperforming the Lehman Aggregate Bond Index under normal market conditions. The portfolio simply has taken on more credit risk than has the index.

What should be of concern is the growing potential for volatility within these "high quality" funds, should junk bonds weaken. Unsuspecting investors, who thought they were investing in a high-quality portfolio, may have put more of their money at risk when their intention was exactly the opposite. (In recent months, there have been a number of articles in leading periodicals detailing this growing trend.)

We're fully aware that investors look to bond funds for safety and current income. You can be sure that regardless of the relative performance of your Crabbe Huson bond fund, your money is managed in a manner that attempts to maximize performance and minimize relative risk.

REAL ESTATE MARKET

Earlier this year, we reported that real estate investment trust (REIT) market indices had begun a concentration trend, holding the contrarian-oriented Real Estate Investment Fund in check. Markets opened up a bit later in the year, giving our portfolio a better opportunity for participation. The fund finished the fiscal year with performance numbers that were competitive with the equity funds in our family.

This segment of financial markets is still developing rapidly. Investors are attracted by the efficient manner of investing in real estate through professionally managed vehicles. And despite the surge in equity capitalization in 1997, experts believe the securitization of the real estate industry is still in its infancy. While REITs and other vehicles begin to chip away at the availability of properties, well-financed companies are positioned for attractive growth.

What we do as a normal course of business is seek value. We're looking for strong real estate investments in sectors that recently have been out of favor and therefore offer good opportunities at attractive prices. At present, we believe that the fund's positioning remains sound and offers an excellent tool for portfolio diversification.

CLOSING THOUGHT

In our April message, we noted that financial markets were in uncharted territory. This remains the case today, even with the increased level of volatility. Our investment team confers regularly about the state of the market. While we're quite sure of our role on your behalf -- to buy good companies at good prices -- we're less sure about the energy left in the bull. True, the economy still is flying high with the lowest unemployment level in 24 years, almost no inflation, and a federal budget deficit that could be eradicated as early as next year. As one would guess, companies are thriving in this environment, and that fact is reflected (disproportionately, we believe) in the current equity market.

Perhaps it's the pragmatic nature of contrarians, but even when all seems right with the world, we're compelled to watch for trouble. Though companies are mostly healthy, some of their valuations aren't healthy for investors. There remains a great deal of downside risk in certain areas of the market, a risk that was barely affected by the recent mini-correction thanks to the bounce in large-cap prices. If the market broadens again, as it did early in the year, we believe our stocks will see good participation. If it doesn't rally further and indeed we're headed for a downturn, we'd much rather own the reasonably priced stocks we have now, as we think they afford better cushion for downward swings than overpriced stocks. For the diversified investor who wants to be prudent but doesn't want to sacrifice the long-term benefits of equity investing, we believe Crabbe Huson's contrarian style is an excellent portfolio option.

Investment results quoted are historical and include changes in share price and reinvestment of dividends and capital gains (if any). Data quoted represents past performance. Future returns and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.

THE CRABBE HUSON SPECIAL FUND, INC.

INVESTMENT OBJECTIVE: TO PROVIDE SIGNIFICANT LONG-TERM CAPITAL APPRECIATION THROUGH A FLEXIBLE POLICY OF INVESTING IN A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS THAT HAVE SMALL TO MEDIUM MARKET CAPITALIZATIONS. THE FUND MAY INVEST AS MUCH AS 100% OF ITS ASSETS IN STOCKS, AND MAY HOLD UP TO 25% OF ITS ASSETS IN SHORT POSITIONS.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    COMPARISON OF CHANGE IN VALUE OF $10,000
                   INVESTMENT
 IN THE CRABBE HUSON SPECIAL FUND, INC. AND THE
               RUSSELL 2000 INDEX
(RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)
                                                    SPECIAL   RUSSELL 2000
Begin                                               $ 10,000      $ 10,000
1987                                                 $ 8,100       $ 7,177
1988                                                 $ 9,690       $ 9,123
1989                                                $ 11,500      $ 10,544
1990                                                $ 10,247       $ 7,665
1991                                                $ 15,327      $ 12,158
1992                                                $ 16,570      $ 13,312
1993                                                $ 23,428      $ 17,624
1994                                                $ 28,676      $ 17,569
1995                                                $ 29,187      $ 20,791
1996                                                $ 30,655      $ 24,247
1997                                                $ 38,815      $ 31,358
Annualized Total Return
1 Year:                                               26.62%
5 Year:                                               18.56%
Life of Fund:                                         13.70%
Fund Inception: 4/9/87

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE SPECIAL FUND WITH THE RUSSELL 2000 INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF STOCKS; THE SPECIAL FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The Special Fund closed fiscal year 1997 with a return of 26.62%, trailing slightly the 29.33% gain posted by its Russell 2000 Index benchmark. Viewing it in the context of its mission (long-term appreciation with a hedge against volatility), we're extremely pleased with the fund's performance over the last year. The slight lag is a small price to pay for having a portion of the fund committed as a buffer against a serious market setback.

In the turbulent first half of the reporting period, the portfolio's short position proved its value as an insurance policy, helping the fund to significantly outperform the market both in absolute numbers and relative to the index. For the three-month period ending April 30, the Special Fund was up 3.96%, versus losses of -6.77% for the Russell 2000 and -8.63% for the NASDAQ Composite. When the market became violent again in late October, the fund again held its ground, finishing ahead of the indices by 1.19% for the week ending October 31.

-------------------
(1) Selling short is a hedging technique whereby stocks are borrowed, sold at current market value, then purchased at a later date. This strategy is followed when it is believed a security's price will decline. If it does decline, the security may be purchased at a lower price, resulting in a gain. If the price rises, the security may be purchased at a higher price, resulting in a loss.

The overall strategy of the Special Fund is to drive long-term performance with the portfolio's long position while using the shorted stocks as a tactical asset. The extreme and seemingly ever-increasing volatility of the general stock market demonstrates how potentially valuable a short position can be.

In addition to good contrarian stock picking, the market's broadening interest in small-cap issues helped the fund's long position perform well. Though the turbulence of the fiscal year's final week refocused market attention on large-cap issues, we believe that in the absence of a general market selloff, the small-cap section of the market offers a comparatively good opportunity for investors in the coming months.

Long position performance for the portfolio is highlighted by significant positions in health care, transportation, and telecommunication stocks. In a well-diversified portfolio, these stocks have performed admirably throughout the year and continue to look promising going forward. In a few select cases, particularly in the health care sector, the fund was significantly rewarded when companies were acquired in takeovers. A takeover can be especially beneficial to a contrarian investor, since the portfolio's cost basis for the stock is usually much lower than that of other buyers and is far below the premium paid for the shares by the acquiring company.

The portfolio's short position, which stands at 18.10% of total net assets, remains concentrated in technology positions. As demonstrated more than once in the last year, certain stocks in this sector are highly vulnerable when market waters become choppy. We've been widely questioned (and rightly so) about taking short positions in companies that have done so well in recent years. Without question, high-tech companies have been tremendously successful. However, their position in the market follows our "good companies don't necessarily make good investments" rule. While we can't argue with their success, we believe we can accurately point out that their valuations are unfairly inflated based on traditional business measurements. We think there's too little room to move upward in these stocks and considerable room to move downward. If we're going to hold short positions in any area of the market, we're most comfortable that our read on these stocks supports our thinking.

Looking ahead, we believe the increased attention toward the value segment of the market (versus growth and momentum) should persist in the absence of any serious market setback. We are keeping in mind, however, that the advanced stage of the market's upward trend and the possibility of further negatives from the Asian currency crisis could alter the present market outlook. If such a situation develops, our short position should be an extremely valuable asset.


      [SIGNATURE]                   [SIGNATURE]
James E. Crabbe                     John W. Johnson, CFA

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 87.0%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 13.2%
      464,400   Century Aluminum Co................................   $  7,314,300
      291,300   Huntco Inc. - Class A..............................      4,078,200
      457,700   *Ispat International NV(a).........................     11,585,531
      734,800   Longview Fibre Co..................................     11,664,950
    4,927,400   *Lytton Minerals, Ltd.(a)..........................      9,793,590
      373,800   Oregon Steel Mills, Inc............................      7,873,163
                                                                     --------------
                                                                        52,309,734
                                                                     --------------
COMMUNICATIONS - 0.7%
       50,600   *Brooks Fiber Properties...........................      2,827,275
                                                                     --------------
CONSUMER CYCLICALS - 8.8%
      904,800   *Bombay Company,...................................      5,485,350
      153,900   Cato Corp. - Class A...............................      1,317,769
    1,077,200   *Oakley, Inc.......................................     10,637,350
    1,132,100   *Phillips-VanHeusen................................     16,132,425
       39,900   *Synthetic.........................................      1,117,200
                                                                     --------------
                                                                        34,690,094
                                                                     --------------
CONSUMER STAPLES - 3.0%
      702,100   *Fleming Companies.................................     11,847,937
                                                                     --------------
ENERGY - 8.6%
      578,300   *Enserch Exploration...............................      5,204,700
      648,500   *Forest Oil Corp...................................     12,240,438
      748,200   Snyder Oil Corp....................................     16,553,925
                                                                     --------------
                                                                        33,999,063
                                                                     --------------
FINANCIAL - 3.2%
      503,200   *Arcadia Financial Ltd.............................      4,560,250
      387,100   *Pico Holdings,....................................      2,419,375
      253,300   *Risk Capital Holdings,............................      5,762,575
                                                                     --------------
                                                                        12,742,200
                                                                     --------------
HEALTHCARE - 20.1%
    1,225,500   *Coventry Corp.....................................     17,080,406
      781,700   Integrated Health Services.........................     24,818,975
    1,226,900   *Mid Atlantic Medical..............................     17,866,731
    1,010,500   *Sun Healthcare Group,.............................     20,083,688
                                                                     --------------
                                                                        79,849,800
                                                                     --------------

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------

INDUSTRIALS - 15.9%
    1,108,500   Battle Mountain Gold...............................   $  6,789,563
      183,800   *Flanders Corp.....................................      1,470,400
    2,142,200   *Laidlaw Environmental Services....................     10,844,887
      518,563   *Motivepower Industries............................     13,806,740
      731,300   *Pegasus Gold, Inc.................................      3,382,263
      895,500   Wabash National Corp...............................     26,753,062
                                                                     --------------
                                                                        63,046,915
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 1.2%
      270,500   *Catellus Development Corp.........................      4,649,219
                                                                     --------------
TECHNOLOGY - 3.2%
      169,700   *Actel Corp........................................      2,534,894
      231,400   *Input/Output, Inc.................................      6,204,412
      329,200   *Mentor Graphics Corp..............................      3,600,625
       28,000   *Mylex Corp........................................        241,500
                                                                     --------------
                                                                        12,581,431
                                                                     --------------
TRANSPORTATION - 9.1%
      766,900   Hunt (JB) Transportation Services, Inc.............     11,791,087
      310,600   *Landstar System, Inc..............................      7,765,000
      608,900   *Yellow Corp.......................................     16,706,694
                                                                     --------------
                                                                        36,262,781
                                                                     --------------

Total Common Stocks                                                    344,806,449
                                                                     --------------
  (Cost $264,156,561)
                           SHORT TERM INVESTMENTS - 9.7%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 3.8%
 $ 15,000,000   Federal Home Loan Bank 5.680% 11/03/97(b)..........     14,995,333
                                                                     --------------
INVESTMENT COMPANY - 0.5%
    1,997,194   SSgA Money Market Fund 5.450%**....................      1,997,194
                                                                     --------------

THE CRABBE HUSON SPECIAL FUND, INC.
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       SHORT TERM INVESTMENTS - (CONTINUED)
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.4%
 $ 21,543,554   State Street Bank and Trust Company***(c) 5.000%
                  11/03/97.........................................   $ 21,543,554
                                                                     --------------

Total Short Term Investments                                            38,536,081
                                                                     --------------
  (Cost $38,536,081)

Total Investments - 96.7%                                              383,342,530
                                                                     --------------
  (Cost $302,692,642)****
                          SECURITIES SOLD SHORT - (18.1%)
-----------------------------------------------------------------------------------
COMMON STOCKS
FINANCIAL - (2.7%)
       86,600   *Citicorp..........................................    (10,830,412)
                                                                     --------------
TECHNOLOGY - (15.4%)
       81,800   *America Online, Inc...............................     (6,298,600)
      303,625   *Compaq Computers Corp.............................    (19,356,094)
      317,500   *Dell Computer Corp................................    (25,439,687)
      138,850   *Gartner Group, Inc. - Class A.....................     (3,922,513)
      113,600   *Tellabs, Inc......................................     (6,134,400)
                                                                     --------------
                                                                       (61,151,294 )
                                                                     --------------

Total Securities Sold Short - (18.1%)                                  (71,981,706 )
                                                                     --------------
  (Proceeds $42,672,214)(d)

Other Assets and Liabilities, Net - 21.4%(e)                            84,974,426
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 396,335,250
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects 7 day yield as of October 31, 1997.
***  The repurchase agreement, dated 10/31/97, $21,543,554 due 11/03/97, is collateralized by $21,815,000 U.S. Treasury Note, 6.125%, maturing 3/31/98, with a market value of $21,978,613.
**** The aggregate cost for federal income tax purposes is $303,066,709.
     Aggregate gross unrealized appreciation is $86,558,369 and the aggregate gross unrealized depreciation is $6,282,548, resulting in net unrealized appreciation of $80,275,821.
(a)  American Depository Receipt.
(b)  Rate reflects purchase yield to maturity.
(c)  Security segregated to collateralize short sales.
(d) The aggregate proceeds for federal income tax purposes is $39,635,262. Aggregate gross unrealized appreciation is $763,660 and the gross unrealized depreciation is $33,110,104, resulting in net unrealized depreciation of $32,346,444.
(e) Includes $27,171,830 of assets segregated to collateralize short sales.
See accompanying notes to financial statements.

CRABBE HUSON SMALL CAP FUND

INVESTMENT OBJECTIVE: PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF CAREFULLY SELECTED STOCKS WITH SMALL MARKET CAPITALIZATIONS. THE FUND MAY HOLD UP TO 100% OF ITS ASSETS IN EQUITY SECURITIES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          THE
CRABBE HUSON SMALL CAP FUND AND THE RUSSELL 2000 INDEX
   (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                           Small Cap  Russell 2000
Begin                                                       $ 10,000       $10,000
1996                                                        $ 11,020       $11,662
1997                                                        $ 15,690       $15,082
Total Return
1 Year:                                                       42.38%
Life of Fund:                                                 30.42%
Fund Inception: 2/16/96

        HISTORICAL RESULTS ARE FOR THE PRIMARY CLASS OF SHARES AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE INSTITUTIONAL CLASS OF SHARES RETURNED 43.11% FOR THE FISCAL YEAR AND 39.74% ON AN ANNUALIZED BASIS SINCE INCEPTION ON 10/10/96. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE SMALL CAP FUND WITH THE RUSSELL 2000 INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF STOCKS; THE SMALL CAP FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

In fiscal year 1997, the Small Cap Fund would have been hard-pressed to perform any better. Returning 42.38% for the reporting period, the fund easily beat the 29.33% and 30.46% posted respectively by the Russell 2000 Index and NASDAQ Composite. The Small Cap Fund's institutional class of shares returned 43.11% for the fiscal year.

The portfolio was strong out of the gate in the first fiscal quarter, but it then was held in check by an incredibly difficult small-cap market that led up to the mid-year point. Still, true to its contrarian fashion, the fund stayed ahead of the indices, closing the first half of the year in front of its nearest benchmark by more than 10%.

As the environment calmed through the summer and into the early fall, the fund's above-average performance continued to benefit from investors' greater participation in the undervalued segment of the stock market. As part of a well-diversified portfolio, the health care, transportation, and telecommunications industries were major contributors to performance. The fund also benefited from a number of takeovers of companies held in the portfolio.

We expect that interest in undervalued small cap stocks will continue, unless the confidence of the overall market is undermined. In that regard, since the valuation levels of the general market are at or near historic highs, we believe our best protection is to maintain our careful buy/sell disciplines, whereby we purchase out-of-favor contrarian stocks and, once they return to market favor, sell them to a reasonable, defined value buyer. At present, 24% of assets in the broad category of basic materials and industrials, 11% each in consumer cyclicals and technology, and 8.3% in health care highlight our industry concentration.

Because of strict adherence to our disciplines and the positive cash flows into the fund, we have at times experienced some difficulty in maintaining a fully invested posture. However, we think the dynamic market will continue to present opportunities for us to put new cash to work in a manner that will help us produce strong results. If the bear does emerge from hibernation and the broader market's performance recedes, we believe the fund is well positioned to weather the downturn in a way that will produce comparatively good results.

      [SIGNATURE]                   [SIGNATURE]
James E. Crabbe                     John W. Johnson, CFA

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 74.9%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 12.7%
      186,500   Century Aluminum Co................................   $  2,937,375
      133,000   Huntco Inc. - Class A..............................      1,862,000
      142,800   *Ispat International NV (a)........................      3,614,625
    2,128,300   *Lytton Minerals, Ltd. (a).........................      4,230,161
       87,200   *Oregon Steel Mills, Inc...........................      1,836,650
                                                                     --------------
                                                                        14,480,811
                                                                     --------------
COMMUNICATIONS - 1.5%
       15,200   *Brooks Fiber Properties...........................        849,300
       24,600   *Iridium World Communications......................        924,038
                                                                     --------------
                                                                         1,773,338
                                                                     --------------
CONSUMER CYCLICALS - 11.0%
      249,400   *Bombay Company, Inc...............................      1,511,988
      115,500   *Boston Chicken, Inc...............................      1,032,281
      115,200   Cato Corp. - Class A...............................        986,400
      333,000   *Oakley, Inc.......................................      3,288,375
      305,500   Phillips-Van Heusen................................      4,353,375
       49,400   *Synthetic Industries..............................      1,383,200
                                                                     --------------
                                                                        12,555,619
                                                                     --------------
CONSUMER STAPLES - 1.0%
       64,700   *Fleming Companies.................................      1,091,813
                                                                     --------------
ENERGY - 5.6%
      142,800   *Forest Oil Corp...................................      2,695,350
       41,200   Snyder Oil Corp....................................        911,550
      111,900   Western Gas Resources..............................      2,762,531
                                                                     --------------
                                                                         6,369,431
                                                                     --------------
FINANCIAL - 4.8%
      256,300   *Arcadia Financial Ltd. (a)........................      2,322,719
       47,000   *CB Commercial Real Estate.........................      1,762,500
       61,400   *Risk Capital Holdings, Inc........................      1,396,850
                                                                     --------------
                                                                         5,482,069
                                                                     --------------
HEALTHCARE - 8.3%
      151,600   *Coventry Corp.....................................      2,112,925
       16,600   *Integrated Health Services........................        527,050
      146,200   *Isolyser Company, Inc.............................        443,169
      284,500   *Mid Atlantic Medical Services.....................      4,143,031
      115,600   *Sun Healthcare Group, Inc.........................      2,297,550
                                                                     --------------
                                                                         9,523,725
                                                                     --------------

CRABBE HUSON SMALL CAP FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
INDUSTRIALS - 11.3%
      482,700   Battle Mountain Gold...............................   $  2,956,537
       93,200   *Flanders Corp.....................................        745,600
      680,400   *Laidlaw Environmental Services....................      3,444,525
      422,000   *Pegasus Gold, Inc.................................      1,951,750
      126,500   Wabash National Corp...............................      3,779,188
                                                                     --------------
                                                                        12,877,600
                                                                     --------------
TECHNOLOGY - 11.0%
       66,500   *Actel Corp........................................        993,344
      146,800   *CCC Information Services..........................      2,734,150
       61,400   *Checkpoint Systems................................        982,400
       87,000   *Input/Output, Inc.................................      2,332,687
      284,300   *Mentor Graphics Corp..............................      3,109,531
      208,100   *Mylex Corp........................................      1,794,863
       65,000   *Picturetel Corp...................................        601,250
                                                                     --------------
                                                                        12,548,225
                                                                     --------------
TRANSPORTATION - 7.7%
      292,600   Hunt (JB) Transportation Services, Inc.............      4,498,725
       33,900   Knightsbridge Tankers Ltd..........................      1,017,000
       86,000   *Landstar System, Inc..............................      2,150,000
       42,200   *Yellow Corp.......................................      1,157,862
                                                                     --------------
                                                                         8,823,587
                                                                     --------------
Total Common Stocks                                                     85,526,218
                                                                     --------------
  (Cost $75,704,680)
                          SHORT TERM INVESTMENTS - 25.1%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 22.7%
 $ 25,890,000   Federal Home Loan Bank 5.680%** 11/03/97...........     25,881,945
                                                                     --------------
INVESTMENT COMPANY - 2.4%
    2,771,384   SSgA Money Market Fund 5.450%***...................      2,771,384
                                                                     --------------
Total Short Term Investments                                            28,653,329
                                                                     --------------
  (Cost $28,653,329)
Total Investments - 100.0%                                             114,179,547
  (Cost $104,358,009)****
Other Assets and Liabilities, Net - 0.0%                                    38,729
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $ 114,218,276
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects purchase yield to maturity.
***  Rate reflects 7 day yield as of October 31, 1997.
**** The aggregate cost for federal income tax purposes is identical.
     Aggregate gross unrealized appreciation is $13,490,867 and the aggregate gross unrealized depreciation is $3,669,329, resulting in net unrealized appreciation of $9,821,538.
(a)  American Depository Receipt
See accompanying notes to financial statements.

CRABBE HUSON ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE: PRESERVATION OF CAPITAL, CAPITAL APPRECIATION AND INCOME THROUGH A PORTFOLIO OF STOCKS, FIXED INCOME SECURITIES, CASH AND CASH EQUIVALENTS. THE FUND CAN HOLD AS MUCH AS 75% OR AS LITTLE AS 20% OF ITS ASSETS IN COMMON STOCKS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          THE
CRABBE HUSON ASSET ALLOCATION FUND THE S&P 500 AND THE
         LEHMAN BROTHERS GOVT/CORP BOND INDEX
   (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                         Asset Allocation    S&P 500    Lehman Bros
Begin                                                            $ 10,000   $ 10,000       $ 10,000
1989                                                             $ 10,690   $ 11,739       $ 11,156
1990                                                             $ 10,006   $ 10,863       $ 11,763
1991                                                             $ 12,462   $ 14,498       $ 13,578
1992                                                             $ 13,864   $ 15,920       $ 15,006
1993                                                             $ 16,766   $ 18,296       $ 17,052
1994                                                             $ 17,212   $ 19,002       $ 16,260
1995                                                             $ 19,450   $ 24,024       $ 18,888
1996                                                             $ 21,192   $ 29,816       $ 19,906
1997                                                             $ 25,418   $ 39,381       $ 21,660
Annualized Total Return
1 Year:                                                            20.60%
5 Year:                                                            13.01%
Life of Fund:                                                      11.32%
Fund Inception: 1/31/89

        HISTORICAL RESULTS ARE FOR THE PRIMARY CLASS OF SHARES AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE INSTITUTIONAL CLASS OF SHARES RETURNED 21.18% FOR THE FISCAL YEAR AND 21.63% ON AN ANNUALIZED BASIS SINCE INCEPTION ON 10/28/96. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE ASSET ALLOCATION FUND WITH THE S&P 500 AND LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDICES, WHICH ARE UNMANAGED, BROAD-BASE INDICES OF STOCKS AND BONDS, RESPECTIVELY; THE ASSET ALLOCATION FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDICIES PRESENTED HERE ARE NOT MANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDICES INCURRED TYPICAL OPERATING EXPENSES, THEIR PERFORMANCE WOULD HAVE BEEN LOWER.

The Crabbe Huson Asset Allocation Fund, our medium-risk portfolio, returned 20.60% for fiscal year 1997, compared to advances of 32.08% for the S&P 500 Index and 8.81% for the Lehman Brothers Government/Corporate Bond Index. The fund's institutional class of shares showed a gain of 21.18% for the year. As of the date of this report, the Asset Allocation Fund holds 58% of its assets in stocks, 40% in bonds, and the residual 2% in cash.

As was the case for most of Crabbe Huson's equity portfolios, the stock side of the fund struggled against the dominance of the top tier of stocks in the S&P
500. Our belief in late April was that these leadership stocks eventually would have to slow, and indeed they did with late May's sudden shift in preference. As previously ignored equities began to rotate back into the market's favor, our stocks rapidly picked up steam.

We continue to adhere to our contrarian philosophy, seeking out stocks not loved by the crowd but nonetheless offering attractive valuations and interesting stories. Since April 30, the fund's equities are up by more than 30%, approximately double the return of the S&P 500. We've seen excellent participation from our positions in industrials, telecommunications, and technology, the top three areas of concentration for the equity side during the last six months. Going forward, we'll maintain a cautiously optimistic stance for stock performance, recognizing the potential danger for fallout if expectations are not realized from an already inflated market. While a market decline over a short period of time might take our stocks lower as well, we hope that by focusing on stocks already out of favor and not in the mainstream, we will not see our portfolio decline as sharply during a protracted down market.

On the bond side, we're mindful of the increasingly tenuous nature of the global economy and of the possibility of a new deflationary trend, both of which could be hard on low-quality bonds. Accordingly, we're keeping the fixed income position concentrated in high-quality issues. Performance has not lagged of late, and indeed it has been assisted by our insistence on quality: During the fourth fiscal quarter, our bond position outperformed the Lehman Brothers Government/Corporate Bond Index, rising 2.64% versus the index's 2.04%.

The overall strength of stocks has caused asset allocation funds to fall out of favor over the last few years. Though stocks tend to outperform bonds over the long term, stock valuations have reached a level at which bonds are becoming more attractive on a relative basis.

As an illustration of the potential attractiveness of bonds, consider that for the last 70-plus years (January 1, 1926 through June 30, 1997), stocks have outperformed bonds by only 4.50% on an annualized basis -- not a very large spread. For the two and a half years from January 1, 1995 to June 30, 1997, however, that differential widened to more than 23%. Certainly, we know that stocks can potentially return more than bonds, but for this differential to persist over the life of a 30-year bond, a rough calculation tells us that stocks would have to double in value every 2.4 years, an unlikely scenario. We think the gap will narrow.

Unless bonds fully close that gap and then go on to outperform the stock market (also unlikely), then equities still must get the nod as the preferred vehicle for long-term performance. But bonds presumably provide a stabilizing element in a portfolio, a sort of insurance policy. The opportunity cost of such insurance has been high in recent years, but investors shouldn't lose sight of the basic need for insurance in portfolios -- a need that may grow as the stock market continues to soar above long-term average returns.

         [SIGNATURE]                [SIGNATURE]
Richard S. Huson, CFA               John E. Maack, Jr., CFA

      [SIGNATURE]                   [SIGNATURE]
Marian L. Kessler                   Robert E. Anton

     [SIGNATURE]
Garth R. Nisbet, CFA

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 39.5%
-----------------------------------------------------------------------------------
AGENCIES - 5.6%
 $  1,000,000   Federal Home Loan Bank 5.850% 2/21/06..............   $    985,730
      900,000   Federal National Mortgage Association 6.080%
                  9/25/00..........................................        904,410
    1,200,000   Federal National Mortgage Association 8.250%
                  12/18/00.........................................      1,278,924
      925,000   Federal National Mortgage Association 5.875%
                  2/02/06..........................................        913,336
      800,000   Interamerican Development Bank 6.125% 3/08/06......        800,000
    1,500,000   Student Loan Marketing Association Treasury Inverse
                  Floater 4.820%** 2/11/98.........................      1,492,485
      550,000   Tennessee Valley Authority 6.125% 7/15/03..........        545,875
                                                                     --------------
                                                                         6,920,760
                                                                     --------------
ASSET-BACKED - 0.4%
      500,000   Green Tree Financial 6.540% 7/15/19................        504,709
                                                                     --------------
COLLATERALIZED MORTGAGE OBLIGATION - 0.2%
      247,668   Greenwich Capital Acceptance Inc. GNMA 1993
                  (Principal Only) - Class B-1 (Amortized Yield to
                  Maturity) 6.459% 1/26/15.........................        242,947
                                                                     --------------
CORPORATE BONDS - 9.6%
      500,000   GMAC 8.000% 10/01/99...............................        516,875
      550,000   Upjohn Co. 5.875% 4/15/00..........................        548,625
      600,000   Pepsico, Inc. 5.875% 6/01/00.......................        597,750
      400,000   American Express Credit 6.500% 8/01/00.............        404,000
      800,000   Ford Motor Credit 6.250% 11/08/00..................        802,000
      600,000   WMX Technologies 6.700% 5/01/01....................        607,500
      755,000   GMAC 9.000% 10/15/02...............................        843,713
      600,000   IBM Corp. 7.250% 11/01/02..........................        627,750
      550,000   JP Morgan & Co. 7.625% 9/15/04.....................        585,750
      550,000   Pacific Bell 6.250% 3/01/05........................        544,500
      550,000   Anheuser Busch 7.000% 9/01/05......................        567,875
      660,000   US West Communications 6.625% 9/15/05..............        674,025
      550,000   Bear Stearns Co. 6.875% 10/01/05...................        561,687
      550,000   Snap-On, Inc. 6.625% 10/01/05......................        563,750
      975,000   Walt Disney Co. 6.750% 3/30/06.....................        993,281
      700,000   Teleport Communications 9.875% 7/01/06.............        767,375
      550,000   Eli Lilly 8.375% 12/01/06..........................        627,000
      600,000   AT&T Corp. 7.750% 3/01/07..........................        651,750
      550,000   GTE South 6.000% 2/15/08...........................        532,813
                                                                     --------------
                                                                        12,018,019
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES - 5.6%
 $     60,195   Federal Home Loan Mortgage Corp Pool #281037 9.250%
                  11/01/16.........................................   $     63,780
      683,528   Federal Home Loan Mortgage Corp Pool #303033 9.000%
                  4/01/17..........................................        723,863
    1,181,094   Federal Home Loan Mortgage Corp Pool #C80344 7.500%
                  9/01/25..........................................      1,206,536
    1,232,183   Federal Home Loan Mortgage Corp Pool #D65456 7.000%
                  11/01/25.........................................      1,237,888
    1,896,142   Federal Home Loan Mortgage Corp Pool #C80409 8.000%
                  6/01/26..........................................      1,964,196
    1,765,358   Federal Home Loan Mortgage Corp Pool #C00495 7.000%
                  1/01/27..........................................      1,773,603
                                                                     --------------
                                                                         6,969,866
                                                                     --------------
U.S. GOVERNMENT BONDS - 18.1%
      745,000   U.S. Treasury Note 6.000% 6/30/99..................        749,231
    5,970,000   U.S. Treasury Note 5.875% 7/31/99..................      5,989,343
    5,410,000   U.S. Treasury Bond 6.000% 2/15/26..................      5,255,382
    3,490,000   U.S. Treasury Bond 6.750% 8/15/26..................      3,743,514
      530,000   U.S. Treasury Bond 6.500% 11/15/26.................        553,134
    3,805,000   U.S. Treasury Bond 6.625% 2/15/27..................      4,030,028
    2,210,000   U.S. Treasury Bond 6.375% 8/15/27..................      2,275,858
                                                                     --------------
                                                                        22,596,490
                                                                     --------------

Total Fixed Income Securities                                           49,252,791
                                                                     --------------
  (Cost $47,626,295)
                               COMMON STOCKS - 57.5%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 8.1%
       15,900   Asarco, Inc........................................        435,263
      100,500   *Bethlehem Steel Corp..............................      1,005,000
       37,300   Freeport McMoran Copper - Class B..................        890,538
       21,900   International Paper Co.............................        985,500
       63,400   Louisiana Pacific Corp.............................      1,331,400
       37,428   Lyondell Petrochemical.............................        959,093
       13,300   Mead Corp..........................................        804,650
       55,100   *National Steel Corp. - Class B....................        909,150
       31,813   Newmont Mining Corp................................      1,113,455
       43,900   Placer Dome, Inc...................................        680,450
       19,500   *USG Corp..........................................        920,156
                                                                     --------------
                                                                        10,034,655
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
COMMUNICATIONS - 8.9%
       28,800   *Airtouch Communications...........................   $  1,112,400
       20,121   Bell Atlantic Corp.................................      1,607,165
       33,503   *Cox Communications, Inc. - Class A................      1,030,217
       85,300   *LCI International, Inc............................      2,207,138
       16,400   Reuters Holdings PLC(a)............................      1,078,300
       44,979   *Tele-Communications Inc. - Group A................      1,031,715
       25,721   *Tele-Communications Ventures - Group A............        593,181
       95,650   *U.S. West Media Group.............................      2,415,162
                                                                     --------------
                                                                        11,075,278
                                                                     --------------
CONSUMER CYCLICALS - 9.5%
       19,000   Cooper Tire & Rubber...............................        402,562
       27,800   *Costco Companies, Inc.............................      1,070,300
       15,100   First Brands Corp..................................        385,050
       30,100   Ford Motor Co......................................      1,314,994
       30,300   Hasbro Inc.........................................        878,700
       42,800   International Game Technology......................      1,094,075
       41,700   Limited, Inc.......................................        982,556
       16,000   McDonald's Corp....................................        717,000
        3,900   Nike, Inc. - Class B...............................        183,300
       38,600   *Outback Steakhouse, Inc...........................      1,044,613
       59,900   Rubbermaid, Inc....................................      1,441,344
       35,600   *Saks Holdings, Inc................................        760,950
       10,100   Sears Roebuck & Co.................................        422,937
       33,900   *Toys R Us, Inc....................................      1,154,719
                                                                     --------------
                                                                        11,853,100
                                                                     --------------
CONSUMER STAPLES - 3.7%
       26,600   American Greetings Corp. - Class A.................        922,688
       37,200   Deluxe Corp........................................      1,218,300
       32,200   *General Nutrition Companies.......................      1,014,300
       12,500   Quaker Oats........................................        598,437
       47,700   Tyson Food, Inc. - Class A.........................        900,338
                                                                     --------------
                                                                         4,654,063
                                                                     --------------
ENERGY - 6.1%
       26,400   Burlington Resources, Inc..........................      1,291,950
       85,842   *Enserch Explorations..............................        772,578
       29,200   *Gulf Indonesia Resources, Ltd.(a).................        613,200
       40,400   McDermott International, Inc.......................      1,467,025
       23,300   *Noble Drilling Corp...............................        828,606
       51,900   Union Pacific Resources Group......................      1,278,037
       61,100   Union Texas Petroleum Holdings, Inc................      1,390,025
                                                                     --------------
                                                                         7,641,421
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
HEALTHCARE - 3.6%
       38,700   *Amgen Inc.........................................   $  1,905,975
       33,100   *Chiron Corp.......................................        637,175
       49,000   *Medpartners, Inc..................................      1,246,437
       20,800   Pharmacia & Upjohn, Inc............................        660,400
                                                                     --------------
                                                                         4,449,987
                                                                     --------------
INDUSTRIALS - 4.3%
       26,000   Cincinnati Milacron, Inc...........................        721,500
       28,100   Crown Cork & Seal Co. Inc..........................      1,266,256
       40,700   *Detroit Diesel Corp...............................        839,438
       16,800   Fluor Corp.........................................        690,900
       37,400   New Holland NV(a)..................................      1,063,562
       35,200   Waste Management, Inc..............................        822,800
                                                                     --------------
                                                                         5,404,456
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 0.4%
       12,800   Spieker Properties, Inc............................        500,800
                                                                     --------------
TECHNOLOGY - 6.3%
       21,700   Adobe Systems, Inc.................................      1,036,175
       22,400   AMP, Inc...........................................      1,008,000
       13,400   *Cisco Systems, Inc................................      1,099,219
       44,900   Electronic Data Systems Corp.......................      1,737,069
       16,900   Hewlett-Packard Co.................................      1,042,519
       33,000   *National Semiconductor Corp.......................      1,188,000
           72   *Siebel Systems, Inc...............................          2,920
       46,300   *Silicon Graphics..................................        680,031
                                                                     --------------
                                                                         7,793,933
                                                                     --------------
TRANSPORTATION - 4.9%
        8,800   *AMR Corp..........................................      1,024,650
        9,400   Burlington Northern Santa Fe.......................        893,000
       36,700   *Gulfstream Aerospace Corp.........................      1,064,300
       46,700   *Northwest Airlines Corp. - Class A................      2,101,500
       30,900   Southwest Airlines.................................      1,008,113
                                                                     --------------
                                                                         6,091,563
                                                                     --------------

CRABBE HUSON ASSET ALLOCATION FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
UTILITIES - 1.7%
       40,100   Pacificorp.........................................   $    869,669
       50,500   PG & E Corp........................................      1,290,906
                                                                     --------------
                                                                         2,160,575
                                                                     --------------

Total Common Stocks                                                     71,659,831
                                                                     --------------
  (Cost $62,001,199)
                          SHORT TERM INVESTMENTS - 20.8%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 2.4%
 $  2,999,067   Federal Home Loan Bank 5.680% 11/03/97***..........      2,999,067
                                                                     --------------
INVESTMENT COMPANY - 0.4%
      435,435   SSgA Money Market Fund 5.450%(b)...................        435,435
                                                                     --------------
OTHER INVESTMENTS - 18.0%
   22,421,779   Navigator Securities Lending Trust-Prime Portfolio
                  5.650%(b)(c).....................................     22,421,779
                                                                     --------------

Total Short Term Investments                                            25,856,281
                                                                     --------------
  (Cost $25,856,281)
Total Investments - 117.8%                                             146,768,903
  (Cost $135,483,775)(d)
Other Assets and (Liabilities), Net - (17.8%)                          (22,211,127 )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $ 124,557,776
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 ** Inverse floater represents a security that pays interest at a rate that increases (decreases) in the same magnitude as a decline (increase) in the 10-year Constant Maturity Treasuries rate minus 180 basis points.
***  Rates reflect purchase yield to maturity.
(a)  American Depository Receipt
(b)  Rate reflects 7 day yield as of October 31, 1997.
(c) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of October 31, 1997, the market value of the securities on loan is $22,128,473.
(d) The aggregate cost for federal income tax purposes is $135,714,272. Aggregate gross unrealized appreciation is $13,223,351 and the aggregate gross unrealized depreciation is $2,168,720 resulting in net unrealized appreciation of $11,054,631.
See accompanying notes to financial statements.

CRABBE HUSON EQUITY FUND

INVESTMENT OBJECTIVE: TO PROVIDE LONG-TERM CAPITAL APPRECIATION THROUGH A DIVERSIFIED PORTFOLIO OF WIDELY AND ACTIVELY TRADED COMMON STOCKS WITH MEDIUM TO LARGE MARKET CAPITALIZATIONS. THE FUND MAY HAVE UP TO 100% OF ITS ASSETS INVESTED IN COMMON STOCKS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         IN
 THE CRABBE HUSON EQUITY FUND AND THE S&P 500 INDEX
  (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                         Equity    S&P 500
Begin                                                  $ 10,000   $ 10,000
1989                                                   $ 10,500   $ 11,739
1990                                                    $ 8,928   $ 10,863
1991                                                   $ 13,610   $ 14,498
1992                                                   $ 15,309   $ 15,920
1993                                                   $ 19,886   $ 18,296
1994                                                   $ 21,455   $ 19,002
1995                                                   $ 24,323   $ 24,024
1996                                                   $ 27,675   $ 29,816
1997                                                   $ 35,942   $ 39,381
Annualized Total Return
1 Year:                                                  29.87%
5 Year:                                                  18.61%
Life of Fund:                                            15.74%
Fund Inception: 1/31/89

        HISTORICAL RESULTS ARE FOR THE PRIMARY CLASS OF SHARES AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE INSTITUTIONAL CLASS OF SHARES RETURNED 30.35% FOR THE FISCAL YEAR AND 25.98% ON AN ANNUALIZED BASIS SINCE INCEPTION ON 10/3/96. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE EQUITY FUND WITH THE S&P 500 INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF STOCKS; THE EQUITY FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

For fiscal year 1997, the Crabbe Huson Equity Fund returned a very solid 29.87%, lagging slightly the 32.08% return posted by its comparative benchmark, the S&P 500 Index. The fund's institutional class of shares gained 30.35% for the year.

During the second half of the fiscal year, the fund gained roughly 26% (almost 11% better than the S&P 500 Index), an impressive short-term run. While the last year has been another good one for stocks, it was marked by two important phenomena. First, there was an increase in volatility; second, investor preference shifted away from the largest stocks, allowing a broader list of names to provide performance. One can't ask for a better contrarian scenario. The shift in preferences set the stage for our stocks to perform well: We held a strong selection of equities from very good companies, particularly in the mid-cap value area, and they thrived on the new attention.

The third fiscal quarter was particularly rewarding as the trend strengthened further. We closed that quarter well ahead of the index, thanks especially to good performance from the fund's concentration in industrial and telecommunication issues. The fourth quarter wasn't as spectacular, but even with an essentially unchanged result by the end of October, the fund finished ahead of the index, which lost ground for the last three months of the year. The portfolio's industry concentrations remained roughly the same in the fourth fiscal quarter.

Several recent surveys of investor attitudes indicate that the stock market returns of the past few years are now expected as the norm. We can't let this observation pass without comment. The stock market returns of the past five years have been nothing short of extraordinary and have been supported by a near-perfect economy (some commentators even have resorted to calling the strong economic picture a "Goldilocks economy"). Though valuations for our own stock market are at historically high levels, we're beginning to see economic turmoil in Asia. If that commotion spreads to other parts of the world, the resulting shortfall in expectations could be very damaging. We certainly don't expect investors' love affair with stocks to end overnight, but if they do elect to put assets elsewhere, the overall market could see a downturn.

Rarely, in our opinion, has there been a more suitable time for including the contrarian style as a section of your portfolio, not only for the sake of long-term performance but also as a short-term cushion against a downturn. Our cautiously optimistic stance isn't an easy one to manage, but it's one we believe is essential for success in the next fiscal year.

         [SIGNATURE]                [SIGNATURE]
Richard S. Huson, CFA               John E. Maack, Jr., CFA

      [SIGNATURE]                   [SIGNATURE]
Marian L. Kessler                   Robert E. Anton

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 98.6%
-----------------------------------------------------------------------------------
BASIC MATERIALS - 14.5%
       84,600   Asarco, Inc........................................   $  2,315,925
      539,300   *Bethlehem Steel Corp..............................      5,393,000
      199,300   Freeport McMoran Copper - Class B..................      4,758,288
      128,400   International Paper Corp...........................      5,778,000
      382,800   Louisiana-Pacific Corp.............................      8,038,800
      216,517   Lyondell Petrochemical.............................      5,548,248
       76,500   Mead Corp..........................................      4,628,250
      327,300   *National Steel Corp. - Class B....................      5,400,450
      194,830   Newmont Mining Corp................................      6,819,050
      269,800   Placer Dome, Inc...................................      4,181,900
      118,000   *USG Corp..........................................      5,568,125
                                                                     --------------
                                                                        58,430,036
                                                                     --------------
COMMUNICATIONS - 14.5%
      162,000   *Airtouch Communications...........................      6,257,250
       43,803   Bell Atlantic Corp.................................      3,498,765
      201,919   *Cox Communications, Inc. - Class A................      6,209,009
      472,400   *LCI International, Inc............................     12,223,350
      100,700   Reuters Holdings PLC(a)............................      6,621,025
      258,616   *Tele-Communications Inc. - Group A................      5,932,000
      147,884   *Tele-Communications Ventures Group A..............      3,410,579
      579,000   *U.S. West Media Group.............................     14,619,750
                                                                     --------------
                                                                        58,771,728
                                                                     --------------
CONSUMER CYCLICALS - 15.7%
      112,000   Cooper Tire & Rubber...............................      2,373,000
      171,500   *Costco Companies, Inc.............................      6,602,750
       86,100   First Brands Corp..................................      2,195,550
      190,000   Ford Motor Company.................................      8,300,625
      173,800   Hasbro Incorporated................................      5,040,200
      168,200   International Game Technology......................      4,299,612
      241,500   Limited, Inc.......................................      5,690,344
       89,300   McDonald's Corp....................................      4,001,756
       15,900   Nike Inc. Class B..................................        747,300
      206,000   *Outback Steakhouse, Incorporated..................      5,574,875
      331,600   Rubbermaid, Inc....................................      7,979,125
       71,400   *Saks Holdings Inc.................................      1,526,175
       50,200   Sears Roebuck & Co.................................      2,102,125
      209,500   *Toys R Us, Inc....................................      7,136,094
                                                                     --------------
                                                                        63,569,531
                                                                     --------------
CONSUMER STAPLES - 6.7%
      162,600   American Greetings Corp. - Class A.................      5,640,188
      203,600   Deluxe Corp........................................      6,667,900
      197,600   *General Nutrition Companies.......................      6,224,400
       79,000   Quaker Oats........................................      3,782,125

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
CONSUMER STAPLES - (CONTINUED)
      258,200   Tyson Foods, Inc. - Class A........................   $  4,873,525
                                                                     --------------
                                                                        27,188,138
                                                                     --------------
ENERGY - 10.1%
      141,800   Burlington Resources, Inc..........................      6,939,337
      497,809   *Enserch Exploration...............................      4,480,281
      237,200   McDermott International, Inc.......................      8,613,325
      147,800   *Noble Drilling Corp...............................      5,256,138
      304,800   Union Pacific Resources Group, Inc.................      7,505,700
      353,200   Union Texas Petroleum Holdings, Inc................      8,035,300
                                                                     --------------
                                                                        40,830,081
                                                                     --------------
HEALTHCARE - 5.1%
      117,000   *Amgen, Inc........................................      5,762,250
      194,100   *Chiron Corp.......................................      3,736,425
      288,300   *Medpartners, Inc..................................      7,333,631
      118,100   Pharmacia & Upjohn, Inc............................      3,749,675
                                                                     --------------
                                                                        20,581,981
                                                                     --------------
INDUSTRIALS - 7.7%
      184,100   Cincinnati Milacron, Inc...........................      5,108,775
      135,000   Crown Cork & Seal Co. Inc..........................      6,083,437
      241,900   *Detroit Diesel Corp...............................      4,989,188
      103,000   Fluor Corp.........................................      4,235,875
      220,700   New Holland NV(a)..................................      6,276,156
      188,200   Waste Management Technologies, Inc.................      4,399,175
                                                                     --------------
                                                                        31,092,606
                                                                     --------------
REAL ESTATE INVESTMENT TRUST - 0.9%
       97,100   Spieker Properties, Inc............................      3,799,038
                                                                     --------------
TECHNOLOGY - 11.1%
      116,600   Adobe Systems, Inc.................................      5,567,650
      138,700   AMP, Inc...........................................      6,241,500
       84,000   *Cisco Systems, Inc................................      6,890,625
      234,800   Electronic Data Systems Corp.......................      9,083,825
       90,900   Hewlett-Packard Co.................................      5,607,394
      200,700   *National Semiconductor Corp.......................      7,225,200
          388   *Siebel Systems, Inc...............................         15,692
      274,300   *Silicon Graphics..................................      4,028,781
                                                                     --------------
                                                                        44,660,667
                                                                     --------------
TRANSPORTATION - 9.3%
       55,300   *AMR Corp..........................................      6,438,994
       58,400   Burlington Northern Santa Fe.......................      5,548,000
      237,300   *Gulfstream Aerospace Corp.........................      6,881,700
      274,800   Northwest Airlines Corp. - Class A.................     12,366,000
      189,300   Southwest Airlines.................................      6,175,912
                                                                     --------------
                                                                        37,410,606
                                                                     --------------

CRABBE HUSON EQUITY FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

    SHARES OR
   FACE VALUE   SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
UTILITIES - 3.0%
      224,400   Pacificorp.........................................   $  4,866,675
      287,400   PG & E Corp........................................      7,346,663
                                                                     --------------
                                                                        12,213,338
                                                                     --------------
Total Common Stocks                                                    398,547,750
                                                                     --------------
  (Cost $341,352,178)
                           SHORT TERM INVESTMENTS - 9.1%
-----------------------------------------------------------------------------------
DISCOUNT NOTES** - 1.7%
FEDERAL HOME LOAN BANK - 1.7%
 $  7,000,000   5.680% 11/03/97....................................      6,997,822
        5,000   5.119% 11/13/97....................................          4,991
                                                                     --------------
                                                                         7,002,813
                                                                     --------------
INVESTMENT COMPANY - 0.2%
      815,870   SSgA Money Market Fund 5.450%***...................        815,870
                                                                     --------------
OTHER INVESTMENTS - 7.2%
   29,057,823   Navigator Securities Lending Trust-Prime Portfolio
                  5.650% (b)***....................................     29,057,823
                                                                     --------------
Total Short Term Investments                                            36,876,506
                                                                     --------------
  (Cost $36,876,506)
Total Investments - 107.7%                                             435,424,256
  (Cost $378,228,684)****
Other Assets and (Liabilities), Net - (7.7%)                           (31,293,130 )
                                                                     --------------
TOTAL NET ASSETS - 100.0%                                            $ 404,131,126
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rates reflect purchase yield to maturity.
***  Rate reflects 7 day yield as of October 31, 1997.
**** The aggregate cost for federal income tax purposes is $379,955,191.
     Aggregate gross unrealized appreciation is $67,361,795 and the aggregate gross unrealized depreciation is $11,892,730, resulting in net unrealized appreciation of $55,469,065.
(a)  American Depository Receipt
(b) Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of October 31, 1997, the market value of the securities on loan is $28,231,399.
See accompanying notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

INVESTMENT OBJECTIVE: TO PROVIDE CURRENT INCOME AND POTENTIAL CAPITAL APPRECIATION THROUGH EQUITY SECURITIES OF REAL ESTATE INVESTMENT TRUSTS (REITS) AND OTHER REAL ESTATE INDUSTRY COMPANIES. UNDER NORMAL CIRCUMSTANCES, AT LEAST 75% OF THE FUND WILL BE INVESTED IN SUCH SECURITIES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          THE
CRABBE HUSON REAL ESTATE INVESTMENT FUND AND THE MORGAN
      STANLEY REAL ESTATE INVESTMENT TRUST INDEX
   (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                              REIF   Morgan Stanley
Begin                                                     $ 10,000         $ 10,000
1994                                                       $ 9,675          $ 9,515
1995                                                      $ 10,479         $ 10,550
1996                                                      $ 13,140         $ 13,226
1997                                                      $ 17,021         $ 17,654
Annualized Total Return
1 Year:
Life of Fund:                                               30.56%
Fund Inception: 4/1/94                                      16.36%

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE REAL ESTATE INVESTMENT FUND WITH THE MORGAN STANLEY REIT INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF REAL ESTATE INVESTMENT TRUST SECURITIES; THE REAL ESTATE INVESTMENT FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The Real Estate Investment Fund finished its second consecutive year of outstanding returns, closing the reporting period with a return of 30.56%, trailing the 33.48% gain of the Morgan Stanley REIT Index.

Interestingly, the REIT market's behavior closely mirrored that of the stock market for the last year: both markets displayed consolidation trends for the first half of the fiscal year, leading to strong performance for the indices. Market interest broadened in the spring, allowing the portfolio to close the gap with the indices.

A favorable interest rate environment and positive investor sentiment have made for dynamic times in the REIT industry, and investors have responded with their dollars. The flow of funds into the REIT market has grown steadily over the last six to 12 months (except during the final week of October). We believe this trend will continue as more investors become comfortable with REITs as an option for portfolio diversification.

In addition, the market's final half of the year was marked by its growing maturity, as characterized by heady consolidation and offering activity. As

REITs play a rapidly growing role in both the investment and real estate development/management industries, we look for more doors to open for interested investors.

Performance for the Real Estate Investment Fund benefited significantly from the broadening trend that developed during the second half of the year. Apartments and office sectors were primary areas of concentration for the portfolio, as they were at the time of our last report. We also owned a significant number of retail-oriented REITs. Many of these companies have not participated in the strong progress of the real estate sector and now, to us, represent solid value.

The mini-panic of late October had a mixed impact on the REIT market. At the time, there were significant new offerings in the process of coming to market, offerings that were mostly unaffected by the drop in the stock market. Existing issues, however, were negatively impacted somewhat, and the new offerings have slightly slowed a rebound. Toward the end of 1997, though, real estate companies will begin to close their books for the year. The rate of new offerings should slow to a crawl, helping to refocus investors' attention on existing issues. Going forward, we think the market will shake off any lasting effects of the stock market downturn and will reflect underlying fundamentals, which look very strong. We also believe that the combination of lower interest rates and the current strength of the bond market will be positive for the REIT market in the coming months.

We're pleased with the performance of this fund over the last three-plus years and are confident that the real estate market will continue to present mutual fund investors with competitive performance and an added degree of portfolio diversification.

         [SIGNATURE]
Richard S. Huson, CFA

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                               COMMON STOCKS - 91.0%
-----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 91.0%
APARTMENT - 25.0%
      10,600    Ambassador Apartments, Inc.........................   $    227,237
      45,600    Evans Withycombe Residential.......................      1,151,400
      14,500    Merry Land & Investment Co.........................        316,281
      60,400    Oasis Residential, Inc.............................      1,351,450
      16,500    Pacific Gulf Properties, Inc.......................        373,313
      27,675    Post Properties, Inc...............................      1,001,489
      68,500    Security Capital Atlantic..........................      1,494,156
       8,905    *Security Capital Atlantic Rights..................         42,855
      28,700    Smith Charles Residential..........................        979,388
      47,700    Summit Properties, Inc.............................        986,794
      46,006    United Dominion Realty Trust.......................        638,333
                                                                     --------------
                                                                         8,562,696
                                                                     --------------
LODGING - 5.4%
      13,700    Boykin Lodging Trust, Inc..........................        365,619
      20,650    FelCor Suite Hotels, Inc...........................        756,306
       3,519    *Homestead Village, Inc............................         56,304
      35,000    RFS Hotel Investors, Inc...........................        686,875
                                                                     --------------
                                                                         1,865,104
                                                                     --------------
MALLS - 5.8%
      30,740    Simon DeBartolo Group, Inc.........................        951,019
      81,950    Taubman Centers, Inc...............................      1,024,375
                                                                     --------------
                                                                         1,975,394
                                                                     --------------
OFFICE/INDUSTRIAL - 33.9%
      38,700    CarrAmerica Realty Corp............................      1,153,744
       9,600    Cousin Properties, Inc.............................        301,200
      67,000    Equity Office Properties Trust.....................      2,047,687
      18,200    Highwoods Properties, Inc..........................        627,900
      56,600    Kilroy Realty Corp.................................      1,499,900
      53,100    Liberty Property Trust.............................      1,486,800
      52,000    Prentiss Properties................................      1,478,750
      62,218    Security Capital Industrial........................      1,528,230
      20,000    *Security Capital Industrial Rights................        640,000
      28,100    Weeks Corp.........................................        843,000
                                                                     --------------
                                                                        11,607,211
                                                                     --------------
TRIPLE NET LEASE - 0.7%
       7,700    CCA Prison Realty Trust............................        265,650
                                                                     --------------
OUTLET CENTERS - 11.3%
      15,900    Horizon Group, Inc.................................        211,669
     130,400    Prime Retail, Inc..................................      1,947,850

CRABBE HUSON REAL ESTATE INVESTMENT FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                            COMMON STOCKS - (CONTINUED)
-----------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - (CONTINUED)
OUTLET CENTERS - (CONTINUED)
      59,700    Tanger Factory Outlet Center.......................   $  1,701,450
                                                                     --------------
                                                                         3,860,969
                                                                     --------------
SHOPPING CENTER - 6.4%
      78,950    Glimcher Realty Trust..............................      1,751,703
      23,200    Kranzco Realty Trust...............................        450,950
                                                                     --------------
                                                                         2,202,653
                                                                     --------------
STORAGE - 2.5%
      17,800    Shurgard Storage...................................        502,850
      13,500    Storage Trust Realty...............................        345,094
                                                                     --------------
                                                                           847,944
                                                                     --------------

Total Common Stocks                                                     31,187,621
                                                                     --------------
  (Cost $26,971,024)
                          SHORT TERM INVESTMENTS - 23.4%
-----------------------------------------------------------------------------------
DISCOUNT NOTE - 6.4%
  $2,200,000    Federal Home Loan Bank 5.680% 11/03/97(a)..........      2,199,316
                                                                     --------------
INVESTMENT COMPANY - 0.3%
     102,281    SSgA Money Market Fund 5.450%**....................        102,281
                                                                     --------------
OTHER INVESTMENTS - 16.7%
   5,714,731    Navigator Securities Lending Trust-Prime Portfolio
                  5.650%(**)***....................................      5,714,731
                                                                     --------------

Total Short Term Investments                                             8,016,328
                                                                     --------------
  (Cost $8,016,328)

Total Investments - 114.4%                                              39,203,949
  (Cost $34,987,352)****
Other Assets and (Liabilities), Net - (14.4)%                           (4,945,397 )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  34,258,552
                                                                     --------------
                                                                     --------------

  *  Non-income producing security.
 **  Rate reflects 7 day yield as of October 31, 1997.
*** Investment of collateral received for securities loaned in Navigator Securities Lending Trust-Prime Portfolio. As of October 31, 1997, the market value of the securities on loan is $5,496,673.
**** The aggregate cost for federal income tax purposes is $34,987,713.Aggregate gross unrealized appreciation is $4,349,186 and the aggregate gross unrealized depreciation is $132,950, resulting in net unrealized appreciation of $4,216,236.
(a)  Rate reflects purchase yield to maturity.
See accompanying notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS ASSETS IN TAX-EXEMPT MUNICIPAL BONDS ISSUED BY THE STATE OF OREGON AND ITS POLITICAL SUBDIVISIONS. TYPICALLY, THE ONLY TAXABLE INCOME EARNED BY THE FUND IS THROUGH OVERNIGHT INTEREST ON TEMPORARY CASH. SHARES OF THE FUND ARE AVAILABLE ONLY TO RESIDENTS OF THE STATE OF OREGON.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         IN
   THE CRABBE HUSON OREGON TAX-FREE FUND AND THE
    LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
  (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                        OR Tax-Free    Lehman Bros
Begin                                                      $ 10,000       $ 10,000
1984                                                       $ 10,150       $ 10,339
1985                                                       $ 11,452       $ 12,161
1986                                                       $ 14,018       $ 14,575
1987                                                       $ 13,744       $ 14,515
1988                                                       $ 15,396       $ 16,046
1989                                                       $ 16,423       $ 17,057
1990                                                       $ 17,409       $ 18,367
1991                                                       $ 19,123       $ 20,365
1992                                                       $ 20,368       $ 21,989
1993                                                       $ 22,550       $ 24,601
1994                                                       $ 22,085       $ 23,531
1995                                                       $ 24,439       $ 27,025
1996                                                       $ 25,278       $ 28,565
1997                                                       $ 26,964       $ 30,688
Annualized Total Return
1 Year: 6.67%
5 Year: 5.77%
Life of Fund: 7.87%
Fund Inception: 10/4/84

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE OREGON TAX-FREE FUND WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF BONDS; THE OREGON TAX-FREE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The Oregon Tax-Free(1) Fund's return for fiscal year 1997 was 6.67%. This compares to the 8.49% return of the Lehman Brothers Municipal Bond Index (index average maturity: 10 years).

The fund's comparison to the index is useful for context; however, it's not an entirely accurate gauge because the index is a composite of municipal bonds from every state, not just from Oregon. Further, the index often includes bonds of lower quality, while the Oregon Tax-Free Fund owns only investment-grade issues. Our content focuses on quality: 60% of our bonds either are rated AAA or are pre-refunded in U.S. Treasury obligations.

At present, the fund's weighted average maturity stands at 10 years (many municipal bond funds keep average maturities in the 10- to 15-year range). The fund's average maturity is slightly longer that what it was at the fiscal half-year mark. We have extended the maturity to enhance the yield provided by the fund

-------------------
(1) Shareholders may be subject to capital gains, ordinary income and alternative minimum taxes. Consult your tax advisor.

as well as to position the portfolio where we perceive value to be found on the yield curve. We're mindful of the fund's high credit quality and its position relative to our competition.

The recent trend in the municipal bond market has been toward higher prices and, thus, lower yields. The prospect for a slowing economy, continued low inflation, and limited supply have fixed income investors anticipating lower rates in the future. Recently, strong supply and a more pronounced "rate shock" environment have "cheapened" municipal bonds relative to maturities along the taxable yield curve. Rate shock is experienced by municipal investors when they perceive the return to be too low (even after adjusting for the tax-free status of municipal securities).

For now, the Oregon bond market is maintaining consistent supply/demand characteristics within the context of a strong economy, both locally in Portland and statewide. The voters' passage of Measure 50 in May 1997 (a repeal of the revenue-limiting Measure 47 passed in November 1996) will help supply to remain stable.

Looking ahead, we see little on the horizon that may seriously tamper with the general outlook for Oregon municipal issues. We believe the fund is positioned properly to perform well in the market and should continue to serve as a productive component of your portfolio.

     [SIGNATURE]                         [SIGNATURE]
Garth R. Nisbet, CFA                     Richard S. Huson, CFA

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 98.3%
-----------------------------------------------------------------------------------
EDUCATION - 36.4%
  $  340,000    Hood River County Oregon School District 6.000%
                  6/01/03 (AMBAC)..................................   $    371,025
     210,000    Washington & Clackamas School District 5.250%
                  6/01/03..........................................        218,400
     300,000    Deschutes G.O. School District #1 5.800% 2/01/04...        318,000
     300,000    Jefferson County School District #509J 6.500%
                  6/15/04 (FSA)....................................        336,750
     250,000    Washington County School District 6.200%
                  9/01/04*.........................................        267,813
      15,000    Washington & Clackamas School District 5.000%
                  1/01/05..........................................         15,319
     400,000    University Puerto Rico Services 5.100% 6/01/05
                  (MBIA)...........................................        418,500
     250,000    Clackamas & Washington County School District #003
                  7.200% 10/01/05*.................................        264,375
     125,000    Marion & Polk County School District 5.700%
                  10/01/05*........................................        132,969
     160,000    Marion County Oregon School District 6.000%
                  11/01/05 (FGIC)..................................        176,200
     200,000    Clackamas Community College 5.100% 12/01/05........        208,250
     435,000    Jefferson County Oregon School District 5.400%
                  6/15/06 (FSA)....................................        457,837
     135,000    Portland Oregon Community College 5.800% 7/01/06...        142,425
     150,000    Marion & Polk County Oregon School District 4.750%
                  10/01/06*........................................        152,062
     435,000    Multnomah County School District 5.000% 3/01/07....        444,244
     335,000    Jackson County Oregon School District 5.200%
                  6/01/07 (FSA)....................................        347,981
     450,000    Josephine County Oregon School District 5.750%
                  6/01/07 (FGIC)...................................        491,625
   1,000,000    Salem Keizer School District #24-J 5.500% 6/01/07
                  (FGIC)...........................................      1,053,750
     185,000    Washington County School District 4.950% 6/01/07
                  (FSA)............................................        191,475
     950,000    Multnomah County School District 5.600% 12/01/07
                  (FGIC)...........................................      1,012,937
     300,000    Yamhill County S.D. #40 6.000% 06/01/08............        333,375
     240,000    Lane County Area Education District 4.850%
                  6/01/08..........................................        242,700
     160,000    Marion County Oregon School District 4.850% 6/01/08
                  (AMBAC)..........................................        161,200
     200,000    Clackamas & Washington County School District #003
                  7.250% 10/01/09*.................................        211,500
     765,000    Salem Educational Facility (Revenue) 6.000%
                  4/01/10..........................................        808,988
     225,000    Marion & Polk County School District #24-J 6.000%
                  10/01/10*........................................        242,156
     100,000    Washington County School District 6.100% 6/01/12
                  (FSA)............................................        108,500

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
EDUCATION - (CONTINUED)
  $  500,000    Clackamas Oregon Community College 5.400%
                  06/01/15.........................................   $    511,250
                                                                     --------------
                                                                         9,641,606
                                                                     --------------
ELECTRIC UTILITY - 3.3%
     310,000    Emerald Peoples Utility District 6.300%
                  11/01/01*........................................        331,700
     250,000    Emerald Peoples Utility District 5.450% 11/01/03
                  (AMBAC)..........................................        265,937
     250,000    Emerald Peoples Utility District 6.500%
                  11/01/03*........................................        271,250
                                                                     --------------
                                                                           868,887
                                                                     --------------
HEALTH & HOSPITAL - 3.4%
     250,000    Clackamas County Hospital Facility Revenue 5.800%
                  3/01/02 (MBIA)...................................        265,937
     300,000    Clackamas County Hospital (Sisters of Providence)
                  6.200% 10/01/02..................................        325,500
     293,000    St. Charles Memorial Hospital 6.75% 1/01/06........        319,370
                                                                     --------------
                                                                           910,807
                                                                     --------------
MISCELLANEOUS - 15.7%
     250,000    City of Portland 6.950% 4/01/99....................        260,000
     100,000    State of Oregon G.O. 9.000% 4/01/03................        122,000
     175,000    State of Oregon G.O. 7.200% 7/01/04................        203,219
     205,000    State of Oregon G.O. 8.200% 7/01/04................        249,331
     110,000    State of Oregon G.O. 6.000% 8/01/04................        120,037
     200,000    State of Oregon G.O. 9.000% 10/01/04...............        218,750
     355,000    State of Oregon G.O. 6.750% 5/01/05................        404,700
     250,000    State of Oregon G.O. (Veterans) 7.250% 7/01/06.....        298,438
     300,000    Salem Oregon - Series A 5.875% 1/01/07.............        312,375
     200,000    State of Oregon G.O. 7.250% 1/01/07................        239,000
     200,000    State of Oregon G.O. (Veterans) 8.250% 1/01/07.....        253,000
     100,000    State of Oregon G.O. (Alt Energy) 6.400% 1/01/08...        102,625
     180,000    State of Oregon G.O. 9.200% 4/01/08................        245,025
     100,000    Oregon State Veterans Welfare 5.550% 4/01/09.......        105,750
   1,000,000    Northern Oregon Corrections 5.400% 9/15/16.........      1,020,000
                                                                     --------------
                                                                         4,154,250
                                                                     --------------
OTHER REVENUE BOND - 4.2%
     500,000    Molalla Oregon Water Revenue 5.200% 8/01/17........        502,500
     300,000    Oregon State Housing & Community SVCS. Dept. Mtg
                  5.150% 7/01/13...................................        301,125
     300,000    Puerto Rico Public Buildings Authority Revenue
                  5.000% 7/01/13...................................        299,625
                                                                     --------------
                                                                         1,103,250
                                                                     --------------

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
PUBLIC IMPROVEMENTS - 7.1%
  $  335,000    Central Lincoln PUD 6.500% 1/01/02.................   $    358,031
     350,000    City of Portland (Urban Renewal) 5.700% 6/01/04....        373,187
     400,000    Metro Oregon Open Spaces Program 4.900% 9/01/07....        405,500
     270,000    Port of Morrow (Pollution Control) 6.375%
                  4/01/08*.........................................        291,600
     160,000    Portland Oregon Building Service 4.750% 4/01/08....        160,600
     150,000    Metro Oregon Regional Center 5.000% 8/01/10........        147,563
     135,000    Bend County Library 5.375% 6/01/11 (AMBAC).........        139,556
                                                                     --------------
                                                                         1,876,037
                                                                     --------------
REFUNDING BONDS - 9.3%
     400,000    Metropolitan Service District 7.000% 7/01/01*......        430,500
     400,000    Oregon State Department General Services 6.100%
                  9/01/06..........................................        431,500
     250,000    Oregon State Revenue - Series B 6.250% 1/01/08*....        269,688
     270,000    Metropolitan Service District 6.600% 7/01/11*......        286,200
     185,000    Oregon Economic Development Dept-Series B 6.350%
                  1/01/13*.........................................        200,262
     265,000    Canby Oregon Sewer Revenue 5.1500% 12/01/14........        264,669
     100,000    Oregon State Department General Services 7.200%
                  1/15/15*.........................................        108,250
     485,000    Oregon City Oregon Sewer 5.200% 10/01/15...........        489,244
                                                                     --------------
                                                                         2,480,313
                                                                     --------------
SEWER AND WATER - 12.5%
     260,000    Portland Oregon Sewer System Revenue 5.550%
                  6/01/04..........................................        275,600
     350,000    Portland Oregon Sewer System 5.750% 10/01/05
                  (FGIC)...........................................        378,875
     500,000    Washington County Sewer System 5.800% 10/01/05
                  (AMBAC)..........................................        541,250
     255,000    Washington County Sewer System 5.900% 10/01/06
                  (AMBAC)..........................................        277,631
      95,000    Washington County Sewer System 5.900% 10/01/06
                  (AMBAC)..........................................        102,600
     640,000    McMinnville Sewer System 4.700% 2/01/07 (FGIC).....        649,600
     100,000    Portland Oregon Sewer System Revenue 5.150%
                  3/01/08..........................................        101,875
     100,000    Portland Oregon Sewer System Revenue 5.100%
                  8/01/08..........................................        102,500
     350,000    Portland Oregon Sewer System 6.000% 10/01/12
                  (FGIC)...........................................        381,938
     500,000    McMinnville Sewer System 5.000% 2/01/14 (FGIC).....        496,875
                                                                     --------------
                                                                         3,308,744
                                                                     --------------
TRANSPORTATION - 6.4%
     545,000    Oregon State Light Rail 7.000% 6/01/04.............        628,113

CRABBE HUSON OREGON TAX-FREE FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
TRANSPORTATION - (CONTINUED)
  $1,000,000    Tri-Met Light Rail 5.900% 7/01/06..................   $  1,070,000
                                                                     --------------
                                                                         1,698,113
                                                                     --------------

Total Fixed Income Securities                                           26,042,007
                                                                     --------------
  (Cost $24,602,663)
                           SHORT TERM INVESTMENT - 0.4%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.4%
      92,922    DreyfusTax-Exempt Cash Management Fund 3.530%**....         92,922
                                                                     --------------

Total Investments - 98.7%                                               26,134,929
  (Cost $24,695,585)***
Other Assets and Liabilities, Net - 1.3%                                   352,318
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  26,487,247
                                                                     --------------
                                                                     --------------

AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance
G.O. - General Obligation
MBIA - Municipal Bond Insurance Assoc.
PUD - Public Utility District

  *  Dates reflect pre-refunded dates.
 **  Rate reflects 7 day yield as of October 31, 1997.
*** The aggregate cost for federal income tax purposes is identical. Aggregate gross unrealized appreciation is $1,439,344 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $1,439,344.
See accompanying notes to financial statements.

CRABBE HUSON INCOME FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME THROUGH A DIVERSIFIED PORTFOLIO OF FIXED INCOME SECURITIES, INCLUDING CONVERTIBLE BONDS AND DEBENTURES.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   COMPARISON OF CHANGE IN VALUE OF $10,000
INVESTMENT IN THE CRABBE HUSON INCOME FUND AND
   THE LEHMAN BROTHERS GOVT/CORP BOND INDEX
 (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER
                      31)

                                                    Income    Lehman Bros
Begin                                             $ 10,000       $ 10,000
1989                                              $ 10,772       $ 11,156
1990                                              $ 11,249       $ 11,763
1991                                              $ 12,769       $ 13,578
1992                                              $ 14,013       $ 15,006
1993                                              $ 15,096       $ 17,052
1994                                              $ 14,687       $ 16,260
1995                                              $ 16,437       $ 18,888
1996                                              $ 17,249       $ 19,906
1997                                              $ 18,923       $ 21,660
Annualized Total Return
1 Year:                                             10.25%
5 Year:                                              6.30%
Life of Fund:                                        7.62%
Fund Inception: 1/31/89

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE INCOME FUND WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF BONDS; THE INCOME FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The Crabbe Huson Income Fund closed fiscal year 1997 with a return of 10.25%, outpacing by more than a percentage point the Lehman Brothers
Government/Corporate Bond Index, which had a return of 8.81%. It was an impressive return for the fund, especially when viewed on a risk-adjusted basis. Its credit quality (the overall quality of the portfolio's corporate borrower) is more conservative than that of the benchmark index.

For the first half of the year, we kept the fund's average maturity fairly consistent, electing to maintain the position we established in the fall of 1996. Our patience and constructive stance was tested early in 1997, but we were rewarded as the year concluded. Rapid economic growth in early 1997 reignited the Federal Reserve's fear of inflation, and in late March, the Board of Governors voted to increase rates by a quarter of a point.

Bond rates peaked in April, when the bellwether 30-year Treasury bond yield approached 7.20%. Since then, yields have come down significantly. This is the result of a number of factors, including the lack of a significant inflation threat, falling gold prices, and lessening pressures on commodities and oil worldwide. The continued growth in global commerce naturally encouraged fierce price competition, sending the U.S. inflation rate from the 3% level of the past several years to only 2% recently. Bond yields mirrored the inflation rate and fell off accordingly.

The Income Fund ended the last reporting period with a return of an even 1%, only slightly underperforming its benchmark in an environment of weak returns. Since then, however, the fund has moved well ahead of the index. Last spring, we saw clues that tipped us off to an upcoming fall in rates, a reading that (true to our stripes) was contrary to that of the overall market. We wanted to be ready to capitalize on the shift in the market, so we extended maturities as rates increased, taking advantage of good prices on long-term bonds.

It was the right move at the right time. We were in a favorable position when rising prices and falling rates surprised the rest of the market. This enabled the fund to steadily build performance and finish the year well ahead of both the index and the competition.

Looking ahead, we'll be cautious about possible deflationary trends that may be developing in the market and have maintained the portfolio's constructive posture. We'll continue to watch for trends in the market unseen by other investors in an effort to provide competitive yields without sacrificing portfolio credit quality.

     [SIGNATURE]                         [SIGNATURE]
Garth R. Nisbet, CFA                     Richard S. Huson, CFA

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 96.3%
-----------------------------------------------------------------------------------
AGENCY - 1.5%
  $   50,000    Interamerican Development Bank 6.125% 3/08/06......    $   50,000
                                                                     --------------
ASSET-BACKED - 0.9%
      30,000    Green Tree Financial 6.540% 7/15/19................        30,283
                                                                     --------------
CORPORATE BONDS - 24.1%
     100,000    WMX Technologies 6.700% 5/01/01....................       101,250
      50,000    IBM Corp. 7.250% 11/01/02..........................        52,312
     100,000    JP Morgan & Co. 7.625% 9/15/04.....................       106,500
      50,000    Pacific Bell 6.250% 3/01/05........................        49,500
      50,000    Anheuser Busch 7.000% 9/01/05......................        51,625
      50,000    Bear Stearns Co. 6.875% 10/01/05...................        51,062
      50,000    Snap-on, Inc. 6.625% 10/01/05......................        51,250
      50,000    Walt Disney Co. 6.750% 3/30/06.....................        50,938
      50,000    Sysco Corp. 7.000% 5/01/06.........................        52,250
      50,000    Teleport Communications 9.875% 7/01/06.............        54,813
      50,000    Wal-Mart Stores 8.000% 9/15/06.....................        55,750
      50,000    Eli Lilly 8.375% 12/01/06..........................        57,000
      50,000    GTE South 6.000% 2/15/08...........................        48,437
                                                                     --------------
                                                                          782,687
                                                                     --------------
MORTGAGE PASS-THROUGH SECURITIES - 30.6%
      73,453    Federal National Mortgage Association Pool #30333
                  9.250% 9/01/16...................................        77,972
      90,491    Federal Home Loan Mortgage Corp Pool #302029 9.500%
                  10/01/16.........................................        96,027
     117,218    Federal Home Loan Mortgage Corp Pool #303033 9.000%
                  4/01/17..........................................       124,136
     208,373    Federal Home Loan Mortgage Corp Pool #301538
                  10.000% 7/01/17..................................       224,064
     126,022    Federal Home Loan Mortgage Corp Pool #C80344 7.500%
                  09/01/25.........................................       128,737
     132,020    Federal Home Loan Mortgage Corp Pool #D65456 7.000%
                  11/01/25.........................................       132,631
     203,158    Federal Home Loan Mortgage Corp Pool #C80409 8.000%
                  06/01/26.........................................       210,449
                                                                     --------------
                                                                          994,016
                                                                     --------------

CRABBE HUSON INCOME FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                       FIXED INCOME SECURITIES - (CONTINUED)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT BONDS - 39.2%
     175,000    U.S. Treasury Bond 6.750% 8/15/26..................    $  187,712
     380,000    U.S. Treasury Bond 6.500% 11/15/26.................       396,587
     650,000    U.S. Treasury Bond 6.625% 2/15/27..................       688,441
                                                                     --------------
                                                                        1,272,740
                                                                     --------------
Total Fixed Income Securities                                           3,129,726
                                                                     --------------
  (Cost $2,996,287)
                           SHORT TERM INVESTMENT - 17.8%
-----------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.7%
      21,780    SSgA U.S. Government Money Market Fund 5.180%*.....        21,780
                                                                     --------------
OTHER INVESTMENTS - 17.1%
     555,470    Navigator Securities Lending Trust-Prime Portfolio
                  5.650%(*)**......................................       555,470
                                                                     --------------

Total Short Term Investments                                              577,250
                                                                     --------------
  (Cost $577,250)
Total Investments - 114.1%                                              3,706,976
  (Cost $3,573,537)***
Other Assets and (Liabilities), Net - (14.1)%                            (458,824  )
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  3,248,152
                                                                     --------------
                                                                     --------------

  * Rate reflects 7 day yield as of October 31, 1997.
 ** Investment of collateral received for securities loaned in Navigator
    Securities Lending Trust-Prime Portfolio. As of October 31, 1997, the market value of the securities on loan is $548,146.
*** The aggregate cost for federal income tax purposes is identical.
    Aggregate gross unrealized appreciation is $134,496 and the aggregate gross unrealized depreciation is $1,057, resulting in net unrealized appreciation of $133,439.
See accompanying notes to financial statements.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE: TO PROVIDE A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH CAPITAL PRESERVATION, THROUGH A PORTFOLIO OF SHORT- AND INTERMEDIATE-TERM DEBT OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES OR
INSTRUMENTALITIES. AT LEAST 75% OF THE FUND'S ASSETS MUST HAVE MATURITIES OF FIVE YEARS OR LESS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         IN
THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND AND THE
           RYAN LABS 3-YEAR TREASURY INDEX
  (RESULTS ARE FOR FISCAL YEARS ENDING OCTOBER 31)

                                                       U.S. Govt.    Ryan Lab
Begin                                                    $ 10,000    $ 10,000
1989                                                     $ 10,825    $ 10,966
1990                                                     $ 11,518    $ 11,830
1991                                                     $ 12,804    $ 13,336
1992                                                     $ 13,918    $ 14,611
1993                                                     $ 14,852    $ 15,719
1994                                                     $ 14,588    $ 15,576
1995                                                     $ 15,918    $ 17,283
1996                                                     $ 16,643    $ 18,245
1997                                                     $ 17,669    $ 19,513
Annualized Total Return
1 Year:                                                     6.65%
5 Year:                                                     4.98%
Life of Fund:                                               6.78%
Fund Inception: 1/31/89

        HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RETURNS. FUTURE RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE ACCOMPANYING CHART COMPARES THE PERFORMANCE OF THE U.S. GOVERNMENT INCOME FUND WITH THE RYAN LABS 3-YEAR TREASURY INDEX, WHICH IS AN UNMANAGED, BROAD-BASE INDEX OF BONDS; THE U.S. GOVERNMENT INCOME FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND. THE INDEX PRESENTED HERE IS NOT MANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR DIRECT INVESTMENT. HAD THE INDEX INCURRED TYPICAL OPERATING EXPENSES, ITS PERFORMANCE WOULD HAVE BEEN LOWER.

The U.S. Government(1) Income Fund posted a return of 6.65% for fiscal year 1997. The Ryan Labs Three-Year Treasury Index, the appropriate benchmark for the fund, slightly outpaced the fund with a return of 6.95% for the year.

The average maturity for the fund's content is slightly longer than that of the index. At present, maturities approximate a three-year average, versus two to two and a half years for most competitor portfolios. Our election is to stay relatively long (three years for this short-term category) and is based on our constructive view of the market for the last 18 months.

The fund's approach, both in absolute terms and relative to other markets, is highly conservative. We take no credit risk, expose the portfolio to very little interest rate risk, and avoid high-yield ("junk") or emerging-market debt completely. In light of the fund's name, this would seem obvious. However, there has been an unfortunate trend in the past several years by some bond funds to hold securities with risks higher than the "name" of the fund would suggest. We advise all shareholders to re-examine their bond fund holdings to ensure that they own a bond fund that is consistent with the risks they expect.

-------------------
(1) An investment in the fund is neither insured nor guaranteed by the U.S. Government.

Our positioning for the fund going forward remains constructive. We'll continue to scan the horizon for attractive opportunities, particularly during times of bond or equity market volatility, which usually are good times to find contrarian bargains.

We're also monitoring the economy's potential deflationary trends. If the Federal Reserve realizes that the economy is slowing and reacts accordingly, or if recessionary forces become further pronounced, the fund will be positioned to perform well over the next fiscal year. In light of our conservative approach and the growing potential for volatility in the equity market, the fund offers an excellent option for short-term capital preservation and current income.

     [SIGNATURE]                         [SIGNATURE]
Garth R. Nisbet, CFA                     Richard S. Huson, CFA

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

  FACE VALUE    SECURITIES DESCRIPTION                               MARKET VALUE
--------------  ---------------------------------------------------  --------------
                          FIXED INCOME SECURITIES - 98.8%
-----------------------------------------------------------------------------------
AGENCIES - 46.7%
  $  220,000    Federal Home Loan Bank 6.290% 2/21/02..............    $  223,414
     200,000    Federal Home Loan Bank 6.490% 1/08/04..............       204,000
      50,000    Federal Home Loan Bank 7.590% 3/10/05..............        54,633
     300,000    Federal National Mortgage Association 8.250%
                  12/18/00.........................................       319,731
     150,000    Federal National Mortgage Association 4.950%
                  9/30/98..........................................       148,943
     200,000    Federal National Mortgage Association 6.340%
                  12/23/99.........................................       200,062
     200,000    Federal National Mortgage Association 6.256%
                  2/25/00..........................................       200,026
     120,000    Federal National Mortgage Association 6.080%
                  9/25/00..........................................       120,588
     200,000    Federal National Mortgage Association 5.800%
                  12/10/03.........................................       197,814
      50,000    Federal National Mortgage Association 7.375%
                  3/28/05..........................................        54,025
     200,000    Federal National Mortgage Association 5.875%
                  2/02/06..........................................       197,478
     180,000    Tennessee Valley Authority 6.125% 7/15/03..........       178,650
                                                                     --------------
                                                                        2,099,364
                                                                     --------------
U.S. GOVERNMENT NOTE -52.1%
      70,000    U. S. Treasury Note 5.000% 1/31/98.................        69,918
      30,000    U. S. Treasury Note 5.125% 2/28/98.................        29,968
     125,000    U. S. Treasury Note 6.250% 7/31/98.................       125,641
     425,000    U. S. Treasury Note 6.125% 8/31/98.................       426,908
     500,000    U. S. Treasury Note 6.000% 9/30/98.................       502,020
     265,000    U. S. Treasury Note 5.875% 7/31/99.................       265,859
     140,000    U. S. Treasury Note 6.250% 8/31/00.................       141,824
     100,000    U. S. Treasury Note 5.625% 11/30/00................        99,590
     100,000    U. S. Treasury Note 5.625% 2/28/01.................        99,616
     560,000    U. S. Treasury Note 6.500% 10/15/06................       581,538
                                                                     --------------
                                                                        2,342,882
                                                                     --------------

Total Fixed Income Securities                                           4,442,246
                                                                     --------------
  (Cost $4,408,337)
                           SHORT TERM INVESTMENT - 0.3%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.3%
      13,835    State Street Bank and Trust Company* 4.250%
                  11/03/97.........................................        13,835
                                                                     --------------

Total Investments - 99.1%                                               4,456,081
  (Cost $4,422,172)**
Other Assets and Liabilities, Net - 0.9%                                   38,138
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  4,494,219
                                                                     --------------
                                                                     --------------

  * The repurchase agreement, dated 10/31/97, $13,835 due 11/03/97, is collateralized by $15,000 U.S. Treasury Note, 6.250%, maturing 7/31/98, with a market value of $15,077.
 ** The aggregate cost for federal income tax purposes is $4,422,645. Aggregate gross unrealized appreciation is $37,978 and the aggregate gross unrealized depreciation is $4,542, resulting in net unrealized appreciation of $33,436.
See accompanying notes to financial statements on page.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: TO PROVIDE CAPITAL PRESERVATION AND A HIGH LEVEL OF CURRENT INCOME WHILE MAINTAINING SHAREHOLDER LIQUIDITY BY INVESTING IN SHORT-TERM MONEY MARKET INSTRUMENTS THAT ARE DIRECT OBLIGATIONS OF THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, AND IN REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE AVERAGE MATURITY OF THE FUND CANNOT EXCEED 90 DAYS.

During a period of relatively low and stable interest rates, the U.S. Government(1) Money Market Fund closed the fiscal year with a return of 4.83%. On a risk-adjusted basis, the number is competitive, given the recent low-yielding money market environment.

The short end of the debt market has remained fairly stable recently. Short rates were relatively unchanged in the period, though long-term rates are down. Early in the fiscal year, we kept the fund's average maturity steady at approximately 60 days, and we minimized trading costs to maximize yields to the shareholder. We maintained our conservative stance through the mid-year mark and toward the autumn, carefully monitoring any Fed action that could affect yields.

Ironically, if the Fed indeed lowers yields in the coming months, the fund may underperform relative to longer-maturity bond funds, which have "locked in" higher rates. Conversely, the fund would benefit in both absolute and relative terms if the Fed elects to raise short-term rates.

At present, the economy continues to appear healthy and we see no hint of Fed action over the near term. Our outlook is for continuing competitive returns that will make the fund a good option for investors seeking tax-exempt money market returns while preserving capital.

     [SIGNATURE]                         [SIGNATURE]
Garth R. Nisbet, CFA                     Richard S. Huson, CFA

-------------------
(1) An investment in the fund is neither insured nor guaranteed by the U.S. Government. Although the fund intends to maintain a stable one-dollar-per-share net asset value, there is no assurance it will be able to do so.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS

October 31, 1997

   SHARES OR
  FACE VALUE    SECURITIES DESCRIPTION                                MARKET VALUE
--------------  ---------------------------------------------------  --------------
                         FIXED INCOME SECURITIES* - 99.8%
-----------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY - 99.8%
DISCOUNT NOTES - 99.8%
FEDERAL HOME LOAN BANK
  $3,680,000    5.600% 11/03/97....................................   $  3,678,863
   2,000,000    5.410% 11/04/97....................................      1,999,099
     495,000    5.460% 11/13/97....................................        494,099
   1,000,000    5.340% 11/19/97....................................        997,330
   2,000,000    5.360% 12/17/97....................................      1,986,302
   3,000,000    5.360% 12/19/97....................................      2,978,560
   1,500,000    5.370% 12/23/97....................................      1,488,365
   1,000,000    5.410% 1/02/98.....................................        990,683
   2,500,000    5.370% 1/05/98.....................................      2,475,679
   1,000,000    5.350% 1/07/98.....................................        990,043
   1,000,000    5.360% 1/09/98.....................................        989,727
   2,000,000    5.390% 1/12/98.....................................      1,978,440
   1,000,000    5.380% 1/13/98.....................................        989,091
   2,000,000    5.380% 1/14/98.....................................      1,977,882
   1,000,000    5.440% 1/21/98.....................................        987,760
   1,500,000    5.450% 2/13/98.....................................      1,476,383
                                                                     --------------
                                                                        26,478,306
                                                                     --------------
FEDERAL FARM CREDIT BUREAU
   2,000,000    5.390% 12/09/97....................................      1,988,621
                                                                     --------------

Total Fixed Income                                                      28,466,927
  (Cost $28,466,927)
                             OTHER INVESTMENTS - 0.1%
-----------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.1%
      33,472    State Street Bank and Trust Company** 4.250%
                  11/03/97.........................................         33,472
                                                                     --------------
Total Investments - 99.9%                                               28,500,399
  (Cost $28,500,399)***
Other Assets and Liabilities, Net - 0.1%                                    37,441
                                                                     --------------

TOTAL NET ASSETS - 100.0%                                            $  28,537,840
                                                                     --------------
                                                                     --------------

  *  Rates reflect purchase yield to maturity.
 ** The repurchase agreement, dated 10/31/97, $33,472 due 11/03/97, is collateralized by $30,000 U.S. Treasury Note, 8.750%, maturing 8/15/20, with a market value of $39,300.
***  Aggregate cost for federal income tax purposes is identical.
See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1997

                                             THE CRABBE        CRABBE HUSON
                                            HUSON SPECIAL       SMALL CAP
                                             FUND, INC.            FUND
                                          -----------------  ----------------
ASSETS:
Investment securities, at market            $ 383,342,530      $114,179,547
Deposits with brokers for securities
 sold short                                    48,715,384                --
Receivables:
  Dividends and interest                          222,384            52,511
  Fund shares sold                                511,399           121,135
  Investment securities sold                    2,332,088                --
Proceeds from securities sold short            42,672,214                --
Organization expenses (Note 1)                         --           110,410
Prepaid Expenses                                    5,720               780
                                          -----------------  ----------------
                                          $   477,801,719    $  114,464,383
                                          -----------------  ----------------
LIABILITIES:
Securities sold short, at market               71,981,706                --
Payables:
  Investment advisory fees (Note 2)                    --             9,393
  Investment securities purchased               8,959,983            80,409
  Fund shares redeemed                            283,663           118,947
  Deposits for securities loaned                       --                --
  Directors/Trustees fees (Note 2)                  8,254             1,554
  Income dividend                                      --                --
  Distribution fees (Note 2)                           45             1,285
Accrued liabilities                               232,818            34,519
                                          -----------------  ----------------
                                               81,466,469           246,107
                                          -----------------  ----------------
NET ASSETS:                               $   396,335,250    $  114,218,276
                                          -----------------  ----------------
                                          -----------------  ----------------
NET ASSETS CONSIST OF:
  Capital shares                                   23,524                --
  Capital paid in                             307,030,766        93,275,638
  Undistributed (distributed in excess
   of) net investment income                    2,158,210           239,000
  Undistributed net realized gain (loss)
   on investments                              35,782,354        10,882,100
  Net unrealized appreciation on
   investments and short sales                 51,340,396         9,821,538
                                          -----------------  ----------------
                                          $   396,335,250    $  114,218,276
                                          -----------------  ----------------
                                          -----------------  ----------------
PRIMARY CLASS
  Net Assets                              $   396,335,250    $   42,563,586
  Shares outstanding (Note 3)                  23,597,046         2,749,895
                                          -----------------  ----------------
                                          -----------------  ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                          $         16.80    $        15.48
                                          ----------------   ---------------
                                          ----------------   ---------------
INSTITUTIONAL CLASS
  Net Assets                                           --    $   71,654,690
  Shares outstanding (Note 3)                          --         4,612,610
                                          ----------------   ---------------
                                          ----------------   ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                       --    $        15.53
                                          -----------------  ----------------
                                          -----------------  ----------------
INVESTMENTS, AT COST                      $   302,692,642    $  104,358,009

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                           CRABBE HUSON
                                            CRABBE HUSON        CRABBE     REAL ESTATE
                                          ASSET ALLOCATION   HUSON EQUITY   INVESTMENT
                                                FUND             FUND          FUND
                                          ----------------   ------------  ------------
ASSETS:
Investment securities, at market            $146,768,903     $435,424,256  $39,203,949
Deposits with brokers for securities
 sold short                                           --             --             --
Receivables:
  Dividends and interest                         737,659        435,958        117,247
  Fund shares sold                                20,726        409,527        191,567
  Investment securities sold                     630,751      4,068,805        462,933
Proceeds from securities sold short                   --             --             --
Organization expenses (Note 1)                     5,074          5,023         46,301
Prepaid Expenses                                   1,934          6,056            569
                                          ----------------   ------------  ------------
                                            $148,165,047     $440,349,625  $40,022,566
                                          ----------------   ------------  ------------
LIABILITIES:
Securities sold short, at market                      --             --             --
Payables:
  Investment advisory fees (Note 2)                   --          6,882             --
  Investment securities purchased              1,077,984      6,719,562             --
  Fund shares redeemed                            28,602        233,352         21,793
  Deposits for securities loaned              22,421,779     29,057,823      5,714,731
  Directors/Trustees fees (Note 2)                 2,447          7,955            664
  Income dividend                                 41,669             --         12,453
  Distribution fees (Note 2)                          34         71,136             --
Accrued liabilities                               34,756        121,789         14,373
                                          ----------------   ------------  ------------
                                              23,607,271     36,218,499      5,764,014
                                          ----------------   ------------  ------------
NET ASSETS:                                 $124,557,776     $404,131,126  $34,258,552
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
NET ASSETS CONSIST OF:
  Capital shares                                      --             --             --
  Capital paid in                             98,365,937     265,419,581    26,307,814
  Undistributed (distributed in excess
   of) net investment income                     (20,757)       895,302         39,437
  Undistributed net realized gain (loss)
   on investments                             14,927,468     80,620,671      3,694,704
  Net unrealized appreciation on
   investments and short sales                11,285,128     57,195,572      4,216,597
                                          ----------------   ------------  ------------
                                            $124,557,776     $404,131,126  $34,258,552
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
PRIMARY CLASS
  Net Assets                                $ 95,959,936     $380,046,662  $34,258,552
  Shares outstanding (Note 3)                  6,423,388     16,298,398      2,430,942
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                            $      14.94     $    23.32    $     14.09
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
INSTITUTIONAL CLASS
  Net Assets                                $ 28,597,840     $24,084,464            --
  Shares outstanding (Note 3)                  1,914,454      1,029,364             --
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                            $      14.94     $    23.40             --
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------
INVESTMENTS, AT COST                        $135,483,775     $378,228,684  $34,987,352

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 1997

                                           CRABBE HUSON        CRABBE
                                          OREGON TAX-FREE   HUSON INCOME
                                               FUND             FUND
                                          ---------------   ------------
ASSETS:
Investment securities, at market            $26,134,929      $3,706,976
Receivables:
  Dividends and interest                        425,953          48,686
  Fund shares sold                                4,499          40,168
  Investment securities sold                         --          17,153
Prepaid Expenses                                    410              57
                                          ---------------   ------------
                                            $26,565,791      $3,813,040
                                          ---------------   ------------
LIABILITIES:
Payables:
  Investment advisory fees (Note 2)              20,976           1,558
  Fund shares redeemed                           18,907             173
  Deposits for securities loaned                     --         555,470
  Directors/Trustees fees (Note 2)                  540              74
  Income dividend                                21,739             232
  Distribution fees (Note 2)                      1,528              --
Accrued liabilities                              14,854           7,381
                                          ---------------   ------------
                                                 78,544         564,888
                                          ---------------   ------------
NET ASSETS:                                 $26,487,247      $3,248,152
                                          ---------------   ------------
                                          ---------------   ------------
NET ASSETS CONSIST OF:
  Capital paid in                            24,806,683       3,103,530
  Undistributed net investment income           169,838          90,911
  Undistributed net realized gain (loss)
   on investments                                71,382         (79,728)
  Net unrealized appreciation on
   investments                                1,439,344         133,439
                                          ---------------   ------------
                                            $26,487,247      $3,248,152
                                          ---------------   ------------
                                          ---------------   ------------
PRIMARY CLASS
  Shares outstanding (Note 3)                 2,072,951         306,970
                                          ---------------   ------------
                                          ---------------   ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                            $     12.78      $    10.58
                                          ---------------   ------------
                                          ---------------   ------------
INVESTMENTS, AT COST                        $24,695,585      $3,573,537

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                             CRABBE HUSON
                                           CRABBE HUSON     U.S. GOVERNMENT
                                          U.S. GOVERNMENT    MONEY MARKET
                                            INCOME FUND          FUND
                                          ---------------   ---------------
ASSETS:
Investment securities, at market            $4,456,081        $28,500,399
Receivables:
  Dividends and interest                        56,550                 --
  Fund shares sold                                  28            232,913
  Investment securities sold                        --                 --
Prepaid Expenses                                   114                531
                                          ---------------   ---------------
                                            $4,512,773        $28,733,843
                                          ---------------   ---------------
LIABILITIES:
Payables:
  Investment advisory fees (Note 2)              2,845             19,574
  Fund shares redeemed                             501            115,149
  Deposits for securities loaned                    --                 --
  Directors/Trustees fees (Note 2)                 148                679
  Income dividend                                7,188             28,238
  Distribution fees (Note 2)                        --              9,905
Accrued liabilities                              7,872             22,458
                                          ---------------   ---------------
                                                18,554            196,003
                                          ---------------   ---------------
NET ASSETS:                                 $4,494,219        $28,537,840
                                          ---------------   ---------------
                                          ---------------   ---------------
NET ASSETS CONSIST OF:
  Capital paid in                            4,470,229         28,540,782
  Undistributed net investment income           20,416                  0
  Undistributed net realized gain (loss)
   on investments                              (30,335)            (2,942)
  Net unrealized appreciation on
   investments                                  33,909                 --
                                          ---------------   ---------------
                                            $4,494,219        $28,537,840
                                          ---------------   ---------------
                                          ---------------   ---------------
PRIMARY CLASS
  Shares outstanding (Note 3)                  415,851         28,537,840
                                          ---------------   ---------------
                                          ---------------   ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                            $    10.81        $      1.00
                                          ---------------   ---------------
                                          ---------------   ---------------
INVESTMENTS, AT COST                        $4,422,172        $28,500,399

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF OPERATIONS

For the year ended October 31, 1997

                                           THE CRABBE     CRABBE HUSON
                                          HUSON SPECIAL    SMALL CAP
                                           FUND, INC.         FUND
                                          -------------   ------------
INVESTMENT INCOME
  Interest                                $  7,062,646    $   699,836
  Securities Lending                                --             --
  Dividends (net of foreign taxes
   withheld of $0; $0; $7,307; $41,402;
   and $0, respectively)                     2,556,128        292,880
                                          -------------   ------------
                                             9,618,774        992,716
                                          -------------   ------------
EXPENSES
  Investment advisory fees (Note 2)          3,610,036        628,441
  Distribution fees - Primary (Note 2)         636,830         61,209
  Transfer agent - Primary                     729,263         46,811
                Institutional                       --         14,392
  Administration (Note 2)                      173,678         27,644
  Printing & Postage                           198,733          5,503
  Custody                                      414,826         35,626
  Legal                                         36,886          3,374
  Interest                                     120,583          1,085
  Auditing                                      31,001          9,813
  Insurance                                     23,018          1,568
  Trustees fees (Note 2)                        32,185          5,351
  Registration fees - Primary                   37,810         26,196
                  Institutional                     --         23,758
  Amortization of organization expenses
   -
   Primary                                     213,534         28,684
   Institutional                                    --         12,648
  Miscellaneous                                164,526          6,195
                                          -------------   ------------
                                             6,422,908        938,298
  Fees waived by investment advisor
   (Note 2)                                   (315,157)      (123,853)
  Expenses reimbursed by investment
   advisor (Note 2)                                 --        (39,285)
  Fees paid indirectly (Note 2)                     --         (1,276)
                                          -------------   ------------
NET EXPENSES                                 6,107,751        773,884
                                          -------------   ------------
NET INVESTMENT INCOME                        3,511,023        218,832
                                          -------------   ------------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments          91,965,679     10,883,028
  Net realized loss on short sales         (56,583,447)            --
  Net change in unrealized appreciation
   of investments and short sales           57,974,639      9,736,622
                                          -------------   ------------
NET GAIN ON INVESTMENTS                     93,356,871     20,619,650
                                          -------------   ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $ 96,867,894    $20,838,482
                                          -------------   ------------
                                          -------------   ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                                           CRABBE HUSON
                                            CRABBE HUSON        CRABBE     REAL ESTATE
                                          ASSET ALLOCATION   HUSON EQUITY   INVESTMENT
                                                FUND             FUND          FUND
                                          ----------------   ------------  ------------
INVESTMENT INCOME
  Interest                                  $ 3,461,098      $1,318,459     $   42,896
  Securities Lending                             37,866         105,486         16,991
  Dividends (net of foreign taxes
   withheld of $0; $0; $7,307; $41,402;
   and $0, respectively)                        949,815       5,537,370      1,319,954
                                          ----------------   ------------  ------------
                                              4,448,779       6,961,315      1,379,841
                                          ----------------   ------------  ------------
EXPENSES
  Investment advisory fees (Note 2)           1,179,986       3,616,892        311,646
  Distribution fees - Primary (Note 2)          264,915         964,533         77,911
  Transfer agent - Primary                       87,884         348,736         34,947
                Institutional                    13,629          12,346             --
  Administration (Note 2)                        56,699         178,498         13,243
  Printing & Postage                              8,846          55,875          7,900
  Custody                                        79,097         167,203         23,017
  Legal                                           8,413          26,958          2,637
  Interest                                        2,410           7,555          5,417
  Auditing                                       12,448          34,850          5,578
  Insurance                                       5,972          18,922          1,335
  Trustees fees (Note 2)                         10,205          33,748          2,869
  Registration fees - Primary                    14,553          23,706         19,468
                  Institutional                  14,844          16,010             --
  Amortization of organization expenses
   -
   Primary                                       59,384         228,705         39,377
   Institutional                                 13,176          12,443             --
  Miscellaneous                                  24,530          82,035          4,320
                                          ----------------   ------------  ------------
                                              1,856,992       5,829,015        549,666
  Fees waived by investment advisor
   (Note 2)                                    (161,653)        (77,683  )     (81,894)
  Expenses reimbursed by investment
   advisor (Note 2)                             (41,810)        (40,968  )          --
  Fees paid indirectly (Note 2)                    (147)         (9,882  )        (305)
                                          ----------------   ------------  ------------
NET EXPENSES                                  1,653,381       5,700,482        467,467
                                          ----------------   ------------  ------------
NET INVESTMENT INCOME                         2,795,398       1,260,833        912,374
                                          ----------------   ------------  ------------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments           14,919,865      80,765,002      3,694,705
  Net realized loss on short sales                   --              --             --
  Net change in unrealized appreciation
   of investments and short sales             4,353,683      22,494,641      2,968,799
                                          ----------------   ------------  ------------
NET GAIN ON INVESTMENTS                      19,273,548      103,259,643     6,663,504
                                          ----------------   ------------  ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                            $22,068,946      $104,520,476   $7,575,878
                                          ----------------   ------------  ------------
                                          ----------------   ------------  ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF OPERATIONS (CONTINUED)

For the year ended October 31, 1997

                                           CRABBE HUSON        CRABBE
                                          OREGON TAX-FREE   HUSON INCOME
                                               FUND             FUND
                                          ---------------   ------------
INVESTMENT INCOME
  Interest                                  $1,366,179        $246,353
  Securities Lending                                --           1,805
                                          ---------------   ------------
                                             1,366,179         248,158
                                          ---------------   ------------
EXPENSES
  Investment advisory fees (Note 2)            130,584          27,528
  Distribution fees (Note 2)                    44,316           7,200
  Transfer agent                                33,621          24,234
  Administration (Note 2)                       10,914           1,570
  Printing & Postage                             6,392             651
  Custody                                       28,674          13,006
  Legal                                          1,912             220
  Interest                                         567             151
  Auditing                                       5,624           3,307
  Insurance                                      1,224             169
  Trustees fees (Note 2)                         2,207             299
  Registration fees                                 44          11,712
  Amortization of organization expenses         15,150          10,781
  Miscellaneous                                  5,310           1,355
                                          ---------------   ------------
                                               286,539         102,183
  Fees waived by investment advisor
   (Note 2)                                    (30,594)        (27,528)
  Expenses reimbursed by investment
   advisor (Note 2)                                 --         (45,292)
                                          ---------------   ------------
NET EXPENSES                                   255,945          29,363
                                          ---------------   ------------
NET INVESTMENT INCOME                        1,110,234         218,795
                                          ---------------   ------------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments              72,541         108,239
  Net change in unrealized appreciation
   of investments                              514,167          21,295
                                          ---------------   ------------
NET GAIN ON INVESTMENTS                        586,708         129,534
                                          ---------------   ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                            $1,696,942        $348,329
                                          ---------------   ------------
                                          ---------------   ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                             CRABBE HUSON
                                           CRABBE HUSON     U.S. GOVERNMENT
                                          U.S. GOVERNMENT    MONEY MARKET
                                            INCOME FUND          FUND
                                          ---------------   ---------------
INVESTMENT INCOME
  Interest                                   $358,832         $1,855,060
  Securities Lending                               --                 --
                                          ---------------   ---------------
                                              358,832          1,855,060
                                          ---------------   ---------------
EXPENSES
  Investment advisory fees (Note 2)            32,186            170,924
  Distribution fees (Note 2)                   12,397             51,943
  Transfer agent                               23,697             56,781
  Administration (Note 2)                       2,955             15,129
  Printing & Postage                              890              5,217
  Custody                                      12,199             24,908
  Legal                                           541              2,332
  Interest                                         99                501
  Auditing                                      2,862              5,687
  Insurance                                       335              1,593
  Trustees fees (Note 2)                          576              2,758
  Registration fees                            12,789             19,667
  Amortization of organization expenses        10,950             33,960
  Miscellaneous                                 1,881              8,873
                                          ---------------   ---------------
                                              114,357            400,273
  Fees waived by investment advisor
   (Note 2)                                   (32,186)          (127,020)
  Expenses reimbursed by investment
   advisor (Note 2)                           (33,893)           (33,960)
                                          ---------------   ---------------
NET EXPENSES                                   48,278            239,293
                                          ---------------   ---------------
NET INVESTMENT INCOME                         310,554          1,615,767
                                          ---------------   ---------------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments             27,462                 --
  Net change in unrealized appreciation
   of investments                              26,940                 --
                                          ---------------   ---------------
NET GAIN ON INVESTMENTS                        54,402                 --
                                          ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                             $364,956         $1,615,767
                                          ---------------   ---------------
                                          ---------------   ---------------

See accompanying notes to financial statements.

-----------------------------------------------------------------------------
CRABBE HUSON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

For the year ended October 31, 1997, and year or period ended October 31, 1996.

                                                   THE CRABBE HUSON
                                                  SPECIAL FUND, INC.
                                          -----------------------------------
                                             YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $   3,511,023      $   5,381,244
  Net realized gain on investments            35,382,232         13,551,901
  Net change in unrealized appreciation
   or depreciation of investments and
   short sales                                57,974,639         32,571,427
                                          ----------------   ----------------
  Increase in net assets resulting from
   operations                                 96,867,894         51,504,572
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-
   Primary shares                             (4,324,808)       (13,309,478)
   Institutional shares                               --                 --
  From net realized gain on investments-
   Primary shares                             (9,866,077)       (36,164,306)
   Institutional shares                               --                 --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)    (167,381,164)      (399,551,217)
                                          ----------------   ----------------
  Total increase (decrease) in net
   assets                                    (84,704,155)      (397,520,429)
FUND NET ASSETS, BEGINNING OF PERIOD         481,039,405        878,559,834
                                          ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**           $ 396,335,250      $ 481,039,405
                                          ----------------   ----------------
                                          ----------------   ----------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                      $   2,158,210      $   2,964,508
                                          ----------------   ----------------
                                          ----------------   ----------------

                                                     CRABBE HUSON
                                                      EQUITY FUND
                                          -----------------------------------
                                             YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                    $   1,260,833       $  2,620,900
  Net realized gain on investments            80,765,002         33,226,713
  Net change in unrealized appreciation
   or depreciation of investments             22,494,641         19,590,608
                                          ----------------   ----------------
  Increase in net assets resulting from
   operations                                104,520,476         55,438,221
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-
   Primary shares                             (1,478,593)        (3,692,079)
   Institutional shares                          (19,410)                --
  From net realized gain on investments-
   Primary shares                            (33,083,445)       (20,585,296)
   Institutional shares                         (348,809)                --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)    (106,452,034)        22,648,015
                                          ----------------   ----------------
  Total increase (decrease) in net
   assets                                    (36,861,815)        53,808,861
FUND NET ASSETS, BEGINNING OF PERIOD         440,992,941        387,184,080
                                          ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**           $ 404,131,126       $440,992,941
                                          ----------------   ----------------
                                          ----------------   ----------------
**Including undistributed net investment
  income of:                               $     895,302       $  1,315,080
                                          ----------------   ----------------
                                          ----------------   ----------------

  * For the period from February 20, 1996 (commencement of operations) to October 31, 1996.
See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                      CRABBE HUSON                          CRABBE HUSON
                                                     SMALL CAP FUND                     ASSET ALLOCATION FUND
                                          ------------------------------------   -----------------------------------
                                             YEAR ENDED        PERIOD ENDED         YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996*   OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   -----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                     $    218,832        $    45,933        $  2,795,398       $  3,151,042
  Net realized gain on investments            10,883,028            379,409          14,919,865          6,464,101
  Net change in unrealized appreciation
   or depreciation of investments and
   short sales                                 9,736,622             84,916           4,353,683          2,105,152
                                          ----------------   -----------------   ----------------   ----------------
  Increase in net assets resulting from
   operations                                 20,838,482            510,258          22,068,946         11,720,295
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-
   Primary shares                                (37,544)                --          (2,327,127)        (3,082,300)
   Institutional shares                          (21,320)                --            (458,657)           (14,792)
  From net realized gain on investments-
   Primary shares                               (281,168)                --          (6,443,097)       (11,438,421)
   Institutional shares                          (99,170)                --            (189,266)                --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)      73,149,261         20,059,477         (15,636,696)        (6,171,166)
                                          ----------------   -----------------   ----------------   ----------------
  Total increase (decrease) in net
   assets                                     93,548,541         20,569,735          (2,985,897)        (8,986,384)
FUND NET ASSETS, BEGINNING OF PERIOD          20,669,735            100,000         127,543,673        136,530,057
                                          ----------------   -----------------   ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**            $114,218,276        $20,669,735        $124,557,776       $127,543,673
                                          ----------------   -----------------   ----------------   ----------------
                                          ----------------   -----------------   ----------------   ----------------
**Including undistributed (distribution
  in excess of) net investment income
  of:                                       $    239,000        $    49,849        $    (20,757)      $    (44,394)
                                          ----------------   -----------------   ----------------   ----------------
                                          ----------------   -----------------   ----------------   ----------------

                                                   CRABBE HUSON REAL
                                                ESTATE INVESTMENT FUND
                                          -----------------------------------
                                             YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                     $   912,374        $   594,037
  Net realized gain on investments            3,694,705          1,149,515
  Net change in unrealized appreciation
   or depreciation of investments             2,968,799          2,224,902
                                          ----------------   ----------------
  Increase in net assets resulting from
   operations                                 7,575,878          3,968,454
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-
   Primary shares                              (908,865)          (594,037)
   Institutional shares                              --                 --
  From net realized gain on investments-
   Primary shares                            (1,144,248)          (238,357)
   Institutional shares                              --                 --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)      8,086,847         (1,472,634)
                                          ----------------   ----------------
  Total increase (decrease) in net
   assets                                    13,609,612          1,663,426
FUND NET ASSETS, BEGINNING OF PERIOD         20,648,940         18,985,514
                                          ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**            $34,258,552        $20,648,940
                                          ----------------   ----------------
                                          ----------------   ----------------
**Including undistributed net investment
  income of:                                $    39,437        $    11,251
                                          ----------------   ----------------
                                          ----------------   ----------------

---------------------------------------------------------------------
CRABBE HUSON FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the year ended October 31, 1997, and year or period ended October 31, 1996.

                                                     CRABBE HUSON
                                                 OREGON TAX-FREE FUND
                                          -----------------------------------
                                             YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income                     $ 1,110,234        $ 1,203,459
  Net realized gain on investments               72,541            152,573
  Net change in unrealized appreciation
   or depreciation of investments               514,167           (440,577)
                                          ----------------   ----------------
  Increase in net assets resulting from
   operations                                 1,696,942            915,455
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (957,659)        (1,203,459)
  In excess of net investment income                 --                 --
  From net realized gain on investments        (152,575)            (3,019)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)       (234,482)        (1,644,327)
                                          ----------------   ----------------
  Total increase (decrease) in net
   assets                                       352,226         (1,935,350)
FUND NET ASSETS, BEGINNING OF PERIOD         26,135,021         28,070,371
                                          ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**            $26,487,247        $26,135,021
                                          ----------------   ----------------
                                          ----------------   ----------------
**Including undistributed net investment
  income of:                                $   169,838        $       956
                                          ----------------   ----------------
                                          ----------------   ----------------

                                             CRABBE HUSON U.S. GOVERNMENT
                                                   MONEY MARKET FUND
                                          -----------------------------------
                                             YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income                     $  1,615,767       $  2,216,779
                                          ----------------   ----------------
  Increase in net assets resulting from
   operations                                  1,615,767          2,216,779
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (1,615,767)        (2,216,779)
CAPITAL SHARE TRANSACTIONS, NET (Note 3)     (13,632,856)       (12,543,523)
                                          ----------------   ----------------
  Total increase (decrease) in net
   assets                                    (13,632,856)       (12,543,523)
FUND NET ASSETS, BEGINNING OF PERIOD          42,170,696         54,714,219
                                          ----------------   ----------------
FUND NET ASSETS, END OF PERIOD              $ 28,537,840       $ 42,170,696
                                          ----------------   ----------------
                                          ----------------   ----------------

See accompanying notes to financial statements.

---------------------------------------------------------------------

                                                     CRABBE HUSON                        CRABBE HUSON U.S.
                                                      INCOME FUND                     GOVERNMENT INCOME FUND
                                          -----------------------------------   -----------------------------------
                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                          OCTOBER 31, 1997   OCTOBER 31, 1996   OCTOBER 31, 1997   OCTOBER 31, 1996
                                          ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income                     $   218,795        $   318,070        $   310,554         $  362,431
  Net realized gain on investments              108,239             73,271             27,462             99,961
  Net change in unrealized appreciation
   or depreciation of investments                21,295           (111,166)            26,940            (96,510)
                                          ----------------   ----------------   ----------------   ----------------
  Increase in net assets resulting from
   operations                                   348,329            280,175            364,956            365,882
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (222,046)          (315,728)          (310,554)          (362,431)
  In excess of net investment income                 --                 --             (1,592)              (599)
  From net realized gain on investments              --                 --                 --                 --
CAPITAL SHARE TRANSACTIONS, NET (Note 3)     (1,571,637)        (2,461,066)        (4,075,647)            88,005
                                          ----------------   ----------------   ----------------   ----------------
  Total increase (decrease) in net
   assets                                    (1,445,354)        (2,496,619)        (4,022,837)            90,857
FUND NET ASSETS, BEGINNING OF PERIOD          4,693,506          7,190,125          8,517,056          8,426,199
                                          ----------------   ----------------   ----------------   ----------------
FUND NET ASSETS, END OF PERIOD**            $ 3,248,152        $ 4,693,506        $ 4,494,219         $8,517,056
                                          ----------------   ----------------   ----------------   ----------------
                                          ----------------   ----------------   ----------------   ----------------
**Including undistributed net investment
  income of:                                $    90,911        $     3,560        $    20,416         $       93
                                          ----------------   ----------------   ----------------   ----------------
                                          ----------------   ----------------   ----------------   ----------------

See accompanying notes to financial statements.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION: The Crabbe Huson Special Fund, Inc. ("Special Fund"), Crabbe Huson Small Cap Fund ("Small Cap Fund"), Crabbe Huson Asset Allocation Fund ("Asset Allocation Fund"), Crabbe Huson Equity Fund ("Equity Fund"), Crabbe Huson Real Estate Investment Fund ("Real Estate Fund"), Crabbe Huson Oregon Tax-Free Fund ("Oregon Tax-Free Fund") Crabbe Huson Income Fund ("Income Fund"), Crabbe Huson U.S. Government Income Fund ("U.S. Government Income Fund") and Crabbe Huson U.S. Government Money Market Fund ("Money Market Fund") are registered under the Investment Company Act of 1940, as amended. All of the Funds (other than the Oregon Tax-Free Fund) are open-end diversified investment companies. The Oregon Tax-Free Fund is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Each of the Funds (other than the Special Fund) is a separate series of the Crabbe Huson Funds, a Delaware business trust offering an unlimited number of shares of beneficial interest without par value. The Special Fund is an Oregon Corporation which currently is authorized to issue 100,000,000 shares of common stock with $.001 par value. All of the Funds offer shares of the Primary Class. The Small Cap, Asset Allocation, and Equity Funds also offer shares of the Institutional Class. The two classes of shares differ principally in the distribution fees and shareholder servicing fees.

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of financial statements.

SECURITY VALUATION--MONEY MARKET FUND: The securities owned by the Fund are valued based upon the amortized cost method. Pursuant to this method, a security is valued by reference to the acquisition cost as adjusted for amortization of premium or accretion of discount. Although the Fund seeks to maintain the net asset value per share at $1.00, there can be no assurance that the net asset value per share will not vary.

SECURITY VALUATION--ALL OTHER FUNDS: Securities listed or traded on a registered securities exchange, including over-the-counter securities, are valued at the last reported sales price on the date of computation. Where last sale information is not available, the best bid price is used. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees/Directors of the Funds.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Interest income, consisting of interest accrued plus the accretion of original issue discount and market discount minus the amortization of investment premium, is recorded daily on the accrual basis. Dividends are recorded on the ex-dividend date. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense. Net realized gains and losses on investments are computed on the first-in, first-out, method. For Funds with more than

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997
one class, investment income and realized and unrealized gains and losses are allocated to each class based upon the relative daily net assets of each class of share. Expenses that are directly attributable to a specific fund or class are charged only to that fund or class. Expenses not directly attributable to a specific fund or class are allocated to each fund or class based either on its relative daily net assets or evenly over the Funds or classes.

DIVIDENDS AND DISTRIBUTIONS: The Oregon Tax-Free Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the next business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Money Market Fund declares dividends from its net investment income each business day. The net investment income for Saturdays, Sundays and holidays is declared as a dividend on the prior business day. Declared dividends are accrued through the last business day of each month and are distributed on that date. Net capital gains realized by the Fund, if any, are declared and distributed on an annual basis, usually in December.

The Income Fund and U.S. Government Income Fund declare and distribute dividends from net investment income on the last business day of each month. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December.

The Asset Allocation Fund and Real Estate Fund declare and distribute dividends from net investment income on the last business day of each fiscal quarter. Net capital gains realized by the Funds, if any, are declared and distributed on an annual basis, usually in December. The Asset Allocation Fund's dividends are determined on a class level and capital gains are determined on a fund level.

The Special Fund, Small Cap Fund and Equity Fund declare and distribute to shareholders in December substantially all of the net investment income and net realized capital gains, if any. The Small Cap and Equity Funds' dividends are determined on a class level and capital gains are determined on a fund level.

SHORT SALES: The Special Fund sold securities short during the period. Outstanding short sales at October 31, 1997 are listed in the schedule of investments. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997
addition, the borrowing fund is required to segregate cash or U.S. Government securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of Net Assets.

OPTIONS: The Special, Small Cap, Real Estate, Equity, Asset Allocation and Income Funds may write call options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indexes written by others. The purchase of any of these instruments can result in the entire loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security.

When an option is written (sold), an amount equal to the premium received is recorded as a liability. The amount of liability is adjusted daily to reflect the current market value of the option written. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call option was written. In the case of either expiration of a written option or a closing purchase transaction, the liability related to such option is extinguished.

Call or put options purchased are accounted for in the same manner as marketable portfolio securities. When a call or put option is exercised, the proceeds from the underlying securities bought or sold are decreased by the premium paid in determining the gain or loss.

Options on stock indices differ from options on securities in that the exercise of an option on a stock index is settled in cash and does not involve delivery of the actual underlying security.

REPURCHASE AGREEMENTS: Each of the Funds may engage in repurchase agreement transactions. Repurchase agreements are agreements under which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. All repurchase agreements are fully collateralized and marked to market daily, and may therefore be viewed by the SEC or the courts as loans collateralized by the underlying security. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy by the seller, a Fund could incur costs and delays in realization of collateral.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

LOANS OF PORTFOLIO SECURITIES: Each of the Funds may lend portfolio securities, up to 20% (10% for Oregon Tax-Free Fund) of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Cash collateral received is invested in a short-term instrument, Navigator Securities Lending Trust-Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

ORGANIZATION COSTS: Expenses incurred in connection with the original organization of the Funds are amortized using the sum of the years digits method. As of October 31, 1997 the initial organization costs for all Funds except for Small Cap Fund and Real Estate Fund have been fully amortized. The Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

On February 27, 1996 at a joint annual meeting of the shareholders of record at the close of business on December 20, 1995, of all Funds except for Special Fund and Small Cap Fund, shareholders approved an Agreement and Plan of Reorganization and Liquidation (the "Reorganization") in which each Fund would become a separate series of the Crabbe Huson Funds, a business trust organized under the laws of the State of Delaware (the "Trust"). The reorganization became effective on October 1, 1996. All of the expenses incurred in connection with the reorganization were paid by each of the respective series' of the Trust and were amortized over a one year period.

The expenses incurred in connection with the addition of the Institutional Class are being amortized over a 60 month period. The costs associated with state registration of shares will be amortized over a period of 12 months.

LINE OF CREDIT: The Funds participate in a $30 million line of credit provided by State Street Corporation, primarily for temporary or emergency purposes, $20 million of which is unsecured. Under the agreement, each of the Funds except Special Fund, may borrow up to the lesser of 15% of each Fund's total assets or the remaining unused balance of the $20 million unsecured line of credit. Special Fund may borrow the lesser

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997
of $30 million or 33 1/3% of its total assets on a secured basis. As of November 3, 1997, Special Fund may borrow the lesser of $40 million or 33 1/3% of its total assets on a secured basis. Interest is payable at the Overnight Federal Funds rate plus 0.75%, on an annualized basis. The Funds are charged quarterly, a negotiated aggregate commitment fee on the daily unutilized credit balance. At October 31, 1997, the Funds had no borrowings under this line of credit.

When the Special Fund borrows it must put in a segregated account (with the Fund's custodian) debt securities, domestic or foreign equities, or commercial paper in an amount equal to at least 200% of the amount borrowed. The Fund must daily maintain the segregated account to ensure that its value is at least equal to 200% of the funds borrowed at all times. No single issuer, other than U.S. Government and U.S. Government agencies, can comprise in excess of 10% of the segregated account.

FEDERAL INCOME TAXES: It is each Fund's policy to distribute substantially all of its taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments on the Statements of Changes in Net Assets.

For Federal income tax purposes, Income Fund, U.S. Government Income Fund, and U.S. Government Money Market Fund have capital loss carryforwards of $79,728, $29,862, and $2,942, respectively, to be used to offset future realized gains. These losses expire in 2002, 2002, and 2005, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made, between the capital paid in, undistributed net investment income and undistributed net realized gain
(loss) on investments accounts.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

RECLASSIFICATIONS: Certain reclassifications were made to the 1996 financial statements and financial highlights to conform to the 1997 presentation.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

NOTE 2. INVESTMENT ADVISOR, OTHER TRANSACTIONS WITH
AFFILIATES, AND SERVICE PROVIDERS

INVESTMENT ADVISOR: The Funds have entered into an investment advisory agreement with The Crabbe Huson Group, Inc. (the "Advisor"), an affiliated company. The investment advisory fee of each Fund is accrued daily and paid semi-monthly. The annual investment advisory fee for each Fund is described below:

                             ASSET ALLOCATION FUND
                                  SPECIAL FUND
                                 SMALL CAP FUND
                                  EQUITY FUND
                                REAL ESTATE FUND

              1.00% of average daily net assets up to $100,000,000
  .85 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .60 of 1% of average daily net assets over $500,000,000

                                  INCOME FUND

            .75 of 1% of average daily net assets up to $100,000,000
  .60 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .50 of 1% of average daily nets assets over $500,000,000

                          U.S. GOVERNMENT INCOME FUND
                               MONEY MARKET FUND
                              OREGON TAX-FREE FUND

            .50 of 1% of average daily net assets up to $500,000,000
 .45 of 1% of average daily net assets between $500,000,000 and $1,000,000,000
           .40 of 1% of average daily net assets over $1,000,000,000

Through October 31, 1997, the Advisor had agreed to reimburse "Other Expenses," including management fees as necessary, to the extent Total Fund Operating Expenses exceed 1.00% of average daily net assets for Small Cap Fund - Institutional Class, Asset Allocation Fund - Institutional Class, and Equity Fund - Institutional Class. With respect to the other funds, and effective November 1, 1997 for the Institutional Class of the Small Cap, Asset Allocation, and Equity Funds, the Advisor may at times voluntarily waive its advisory fees or reimburse a Fund's expenses.

DISTRIBUTOR: The Funds have entered into a distribution agreement with Crabbe Huson Securities, Inc. (the "Distributor"), an affiliated company. The Primary Class shares of each Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each of the participating Funds' Primary Class shares

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997
may pay up to 0.25% of such class's average daily net assets to the Distributor as reimbursement for its actual expenses incurred in the distribution and promotion of such class's shares. There is no distribution fee for the Institutional Class shares.

ADMINISTRATOR: State Street Bank and Trust Company (the "Administrator") serves as Administrator of the Funds. The Administrator provides services for the Funds that relate to administration, operations and compliance. The Funds pay the Administrator a fee at the rate of 0.06% of the average net assets of the Funds managed by the Advisor up to $500 million, 0.03% of the next $500 million, and 0.01% of those assets in excess of $1 billion, plus $7,500 for each class of share excluding the initial class of share, and certain out of pocket costs. Each Fund pays its pro rata share of such fee.

DIRECTORS/TRUSTEES FEES: Each of the disinterested trustees/directors are paid an annual retainer of $17,000 and are reimbursed for expenses incurred in attending meetings. Each Fund pays its pro rata share of such fees and expenses based upon its relative asset amounts. For the year ended October 31, 1997, the Funds incurred aggregate fees of $90,198.

FEES PAID INDIRECTLY: The Funds have entered into a custodian, recordkeeping, and pricing agreement with Investors Fiduciary Trust Company ("IFTC"). IFTC's fees for these services are subject to reduction by credits earned by each Fund, based on the cash balances of the Funds held by IFTC as Custodian. For the year ended October 31, 1997, credits earned were $1,276, $5,608 and $305 for Small Cap Fund, Equity Fund, and Real Estate Fund, respectively. The Funds could have invested the assets used in connection with this agreement in an income producing asset if it had not entered into such an agreement.

The Special Fund, Asset Allocation Fund, Equity Fund, and Real Estate Fund, have entered into a directed brokerage agreement with State Street Brokerage Services, Inc. ("SSBSI"). Under this arrangement, SSBSI will pay the Funds a percentage of commissions generated as credits used to offset all or a portion of certain outside service providers fees incurred by the Funds. For the year ended October 31, 1997, credits earned of $0, $147, $4,274 and $0 for Special Fund, Asset Allocation Fund, Equity Fund and Real Estate Fund, respectively, were used to offset transfer agency fees.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

NOTE 3. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Funds were as follows:

                                                                THE CRABBE HUSON
                                                               SPECIAL FUND, INC.
                                          -------------------------------------------------------------

                                                    SHARES                          AMOUNT
                                          -------------------------------------------------------------
                                              YEAR           YEAR            YEAR             YEAR
                                             ENDED          ENDED           ENDED            ENDED
                                          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                              1997           1996            1997             1996
                                          -------------------------------------------------------------
Shares sold                                 6,932,446     16,617,712    $  107,701,421   $  233,860,994
Shares issued in reinvestment of
 dividends                                    963,254      3,308,309        13,533,694       45,480,552
                                          -------------------------------------------------------------
                                            7,895,700     19,926,021       121,235,115      279,341,546
Shares redeemed                           (19,397,928)   (48,496,931)     (288,616,279)    (678,892,763)
                                          -------------------------------------------------------------
Net increase (decrease)                   (11,502,228)   (28,570,910)   $ (167,381,164)  $ (399,551,217)
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------

                                                        CRABBE HUSON SMALL CAP FUND
                                                               PRIMARY CLASS
                                          --------------------------------------------------------

                                                   SHARES                        AMOUNT
                                          --------------------------------------------------------
                                             YEAR         PERIOD          YEAR
                                             ENDED         ENDED          ENDED       PERIOD ENDED
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                             1997          1996*          1997           1996*
                                          --------------------------------------------------------
Shares sold                                2,953,831     2,043,129    $  41,485,452   $22,018,325
Shares issued in reinvestment of
 dividends                                    27,329             0          315,372             0
                                          --------------------------------------------------------
                                           2,981,160     2,043,129       41,800,824    22,018,325
Shares redeemed                           (1,969,881)     (314,513)     (27,110,004)   (3,478,097)
                                          --------------------------------------------------------
Net increase (decrease)                    1,011,279     1,728,616    $  14,690,820   $18,540,228
                                          --------------------------------------------------------
                                          --------------------------------------------------------

                                                       CRABBE HUSON SMALL CAP FUND
                                                           INSTITUTIONAL CLASS
                                          ------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          ------------------------------------------------------
                                             YEAR         PERIOD          YEAR         PERIOD
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997         1996**          1997         1996**
                                          ------------------------------------------------------
Shares sold                                4,486,781      137,489     $58,662,035    $1,519,249
Shares issued in reinvestment of
 dividends                                    10,450            0         120,489             0
                                          ------------------------------------------------------
                                           4,497,231      137,489      58,782,524     1,519,249
Shares redeemed                              (22,110)           0        (324,083)            0
                                          ------------------------------------------------------
Net increase (decrease)                    4,475,121      137,489     $58,458,441    $1,519,249
                                          ------------------------------------------------------
                                          ------------------------------------------------------

                                                     CRABBE HUSON ASSET ALLOCATION FUND
                                                               PRIMARY CLASS
                                          --------------------------------------------------------

                                                   SHARES                        AMOUNT
                                          --------------------------------------------------------
                                             YEAR          YEAR           YEAR            YEAR
                                             ENDED         ENDED          ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                             1997          1996           1997            1996
                                          --------------------------------------------------------
Shares sold                                  937,862     3,015,467    $  12,837,676   $39,902,669
Shares issued in reinvestment of
 dividends                                   586,343       969,482        7,726,444    12,786,682
                                          --------------------------------------------------------
                                           1,524,205     3,984,949       20,564,120    52,689,351
Shares redeemed                           (4,438,152)   (4,657,739)     (60,508,773)  (61,385,618)
                                          --------------------------------------------------------
Net increase (decrease)                   (2,913,947)     (672,790)   $ (39,944,653)  $(8,696,267)
                                          --------------------------------------------------------
                                          --------------------------------------------------------

 * For the period from February 20, 1996 (commencement of operations) to October 31, 1996.
** For the period from October 10, 1996 (commencement of operations) to October
   31, 1996.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

Transactions in capital shares of the Funds were as follows:

                                                    CRABBE HUSON ASSET ALLOCATION FUND
                                                           INSTITUTIONAL CLASS
                                          ------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          ------------------------------------------------------
                                             YEAR         PERIOD          YEAR         PERIOD
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997          1996*          1997          1996*
                                          ------------------------------------------------------
Shares sold                                2,050,335      187,617     $28,620,172    $2,510,320
Shares issued in reinvestment of
 dividends                                    47,267        1,105         653,385        14,781
                                          ------------------------------------------------------
                                           2,097,602      188,722      29,273,557     2,525,101
Shares redeemed                             (371,870)           0      (4,965,600)            0
                                          ------------------------------------------------------
Net increase (decrease)                    1,725,732      188,722     $24,307,957    $2,525,101
                                          ------------------------------------------------------
                                          ------------------------------------------------------

                                                            CRABBE HUSON EQUITY FUND
                                                                  PRIMARY CLASS
                                          -------------------------------------------------------------

                                                    SHARES                          AMOUNT
                                          -------------------------------------------------------------
                                              YEAR           YEAR            YEAR             YEAR
                                             ENDED          ENDED           ENDED            ENDED
                                          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                              1997           1996            1997             1996
                                          -------------------------------------------------------------
Shares sold                                 3,378,328     11,091,787    $   69,639,410   $  208,125,323
Shares issued in reinvestment of
 dividends                                  1,692,739      1,173,785        31,671,157       21,649,846
                                          -------------------------------------------------------------
                                            5,071,067     12,265,572       101,310,567      229,775,169
Shares redeemed                           (11,156,760)   (11,190,672)     (223,126,227)    (211,612,310)
                                          -------------------------------------------------------------
Net increase (decrease)                    (6,085,693)     1,074,900    $ (121,815,660)  $   18,162,859
                                          -------------------------------------------------------------
                                          -------------------------------------------------------------

                                                         CRABBE HUSON EQUITY FUND
                                                           INSTITUTIONAL CLASS
                                          ------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          ------------------------------------------------------
                                             YEAR         PERIOD          YEAR         PERIOD
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997         1996**          1997         1996**
                                          ------------------------------------------------------
Shares sold                                1,162,016      232,349     $22,817,326    $4,605,156
Shares issued in reinvestment of
 dividends                                    19,670            0         368,216             0
                                          ------------------------------------------------------
                                           1,181,686      232,349      23,185,542     4,605,156
Shares redeemed                             (378,595)      (6,076)     (7,821,916)     (120,000)
                                          ------------------------------------------------------
Net increase (decrease)                      803,091      226,273     $15,363,626    $4,485,156
                                          ------------------------------------------------------
                                          ------------------------------------------------------

                                                          CRABBE HUSON REAL ESTATE
                                                               INVESTMENT FUND
                                                                PRIMARY CLASS
                                          ---------------------------------------------------------

                                                   SHARES                        AMOUNT
                                          ---------------------------------------------------------
                                             YEAR          YEAR           YEAR            YEAR
                                             ENDED         ENDED          ENDED           ENDED
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                             1997          1996           1997            1996
                                          ---------------------------------------------------------
Shares sold                                2,581,854     1,378,623    $  33,065,740   $  14,907,333
Shares issued in reinvestment of
 dividends                                   149,238        48,016        1,860,225         498,344
                                          ---------------------------------------------------------
                                           2,731,092     1,426,639       34,925,965      15,405,677
Shares redeemed                           (2,083,483)   (1,603,237)     (26,839,118)    (16,878,311)
                                          ---------------------------------------------------------
Net increase (decrease)                      647,609      (176,598)   $   8,086,847   $  (1,472,634)
                                          ---------------------------------------------------------
                                          ---------------------------------------------------------

 * For the period from October 28, 1996 (commencement of operations) to October 31, 1996.
** For the period from October 3, 1996 (commencement of operations) to October
   31, 1996.

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

Transactions in capital shares of the Funds were as follows:

                                                     CRABBE HUSON OREGON TAX-FREE FUND
                                                               PRIMARY CLASS
                                          -------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          -------------------------------------------------------
                                             YEAR          YEAR           YEAR           YEAR
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997          1996           1997           1996
                                          -------------------------------------------------------
Shares sold                                 222,132       261,030     $ 2,788,786    $ 3,286,985
Shares issued in reinvestment of
 dividends                                   66,932        75,204         844,070        941,352
                                          -------------------------------------------------------
                                            289,064       336,234       3,632,856      4,228,337
Shares redeemed                            (306,846)     (470,511)     (3,867,338)    (5,872,664)
                                          -------------------------------------------------------
Net increase (decrease)                     (17,782)     (134,277)    $  (234,482)   $(1,644,327)
                                          -------------------------------------------------------
                                          -------------------------------------------------------

                                                         CRABBE HUSON INCOME FUND
                                                               PRIMARY CLASS
                                          -------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          -------------------------------------------------------
                                             YEAR          YEAR           YEAR           YEAR
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997          1996           1997           1996
                                          -------------------------------------------------------
Shares sold                                 107,712       192,421     $ 1,092,232    $ 1,964,440
Shares issued in reinvestment of
 dividends                                   19,273        27,472         196,574        279,126
                                          -------------------------------------------------------
                                            126,985       219,893       1,288,806      2,243,566
Shares redeemed                            (280,175)     (460,625)     (2,860,443)    (4,704,632)
                                          -------------------------------------------------------
Net increase (decrease)                    (153,190)     (240,732)    $(1,571,637)   $(2,461,066)
                                          -------------------------------------------------------
                                          -------------------------------------------------------

                                                       CRABBE HUSON U.S. GOVERNMENT
                                                                INCOME FUND
                                                               PRIMARY CLASS
                                          -------------------------------------------------------

                                                   SHARES                       AMOUNT
                                          -------------------------------------------------------
                                             YEAR          YEAR           YEAR           YEAR
                                             ENDED         ENDED         ENDED          ENDED
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                             1997          1996           1997           1996
                                          -------------------------------------------------------
Shares sold                                  69,750       257,510     $   743,485    $ 2,731,392
Shares issued in reinvestment of
 dividends                                   20,527        28,445         218,495        302,807
                                          -------------------------------------------------------
                                             90,277       285,955         961,980      3,034,199
Shares redeemed                            (473,104)     (277,647)     (5,037,627)    (2,946,194)
                                          -------------------------------------------------------
Net increase (decrease)                    (382,827)        8,308     $(4,075,647)   $    88,005
                                          -------------------------------------------------------
                                          -------------------------------------------------------

                                                           CRABBE HUSON U.S. GOVERNMENT
                                                                 MONEY MARKET FUND
                                                                   PRIMARY CLASS
                                          ---------------------------------------------------------------

                                                     SHARES                           AMOUNT
                                          ---------------------------------------------------------------
                                              YEAR            YEAR             YEAR             YEAR
                                              ENDED           ENDED           ENDED            ENDED
                                           OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
                                              1997            1996             1997             1996
                                          ---------------------------------------------------------------
Shares sold                                  90,566,952     116,487,103   $   90,566,952   $  116,487,103
Shares issued in reinvestment of
 dividends                                    1,163,552       1,506,752        1,163,552        1,506,752
                                          ---------------------------------------------------------------
                                             91,730,504     117,993,855       91,730,504      117,993,855
Shares redeemed                            (105,363,360)   (130,537,378)    (105,363,360)    (130,537,378)
                                          ---------------------------------------------------------------
Net increase (decrease)                     (13,632,856)    (12,543,523)  $  (13,632,856)  $  (12,543,523)
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------

CRABBE HUSON FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

October 31, 1997

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended October 31, 1997, Crabbe Huson U.S. Government Money Market Fund had aggregate security purchases and sales (including maturities) of $289,682,129 and $305,010,352, respectively. Aggregate purchases, sales and maturities for the period ended October 31, 1997 (excluding short-term securities) for the remaining Funds, are as follows:

                                       THE CRABBE                          CRABBE HUSON
                                      HUSON SPECIAL     CRABBE HUSON     ASSET ALLOCATION    CRABBE HUSON
                                       FUND, INC.      SMALL CAP FUND          FUND           EQUITY FUND
                                     ----------------------------------------------------------------------
Purchases:                            $118,439,921       $82,391,236       $134,248,378      $490,323,021
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------
Sales and Maturities:                  343,199,799        32,459,411        148,059,308       596,199,496
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

                                      CRABBE HUSON      CRABBE HUSON                         CRABBE HUSON
                                       REAL ESTATE     OREGON TAX-FREE     CRABBE HUSON     U.S. GOVERNMENT
                                     INVESTMENT FUND        FUND           INCOME FUND        INCOME FUND
                                     ----------------------------------------------------------------------
Purchases:                             $31,194,265       $4,395,808         $2,053,189        $2,868,919
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------
Sales and Maturities:                   23,919,892        4,600,159          3,529,859         6,843,559
                                     ----------------------------------------------------------------------
                                     ----------------------------------------------------------------------

NOTE 5. SUBSEQUENT EVENTS

    On November 18, 1997, the Board of Trustees of the Real Estate Investment Fund approved to terminate the Subadvisory Agreement between AEW Capital Management, L.P. and the Crabbe Huson Group, Inc.

THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report. For the year or period ending on or after 10/31/96, calculations are based on a share outstanding during the period. For years or periods ending prior to 11/1/95, calculations are based on average number of shares outstanding for each period.

                                                                                   YEAR ENDED
                                                          ------------------------------------------------------------
                                                           10/31/97     10/31/96    10/31/95     10/31/94    10/31/93
                                                          ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................      $13.71      $13.80      $14.08      $11.82       $8.36
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................        0.15        0.14        0.27        0.05       (0.08)
Net Realized & Unrealized Gain (Loss) on Investments....        3.41        0.55       (0.29)       2.30        3.54
                                                          ------------------------------------------------------------
    Total from Investment Operations....................        3.56        0.69       (0.02)       2.35        3.46
LESS DISTRIBUTIONS
Distributions from Net Investment Income................        0.14        0.21        0.02        0.00        0.00
Distributions in excess of Net Investment Income........        0.00        0.00        0.00        0.09        0.00
Distributions from Capital Gains........................        0.33        0.57        0.24        0.00        0.00
                                                          ------------------------------------------------------------
    Total Distributions.................................        0.47        0.78        0.26        0.09        0.00
                                                          ------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................      $16.80      $13.71      $13.80      $14.08      $11.82
                                                          ------------------------------------------------------------
                                                          ------------------------------------------------------------
TOTAL RETURN............................................       26.62%       5.03%       1.78%      22.40%      41.39%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......................    $396,335    $481,039    $878,560    $319,811     $238,167
Ratio of Expenses to Average Net Assets.................        1.50%       1.37%(a)     1.40%      1.44%       1.57%
Ratio of Net Investment Income to Average Net Assets....        0.86%       0.72%       1.95%       0.39%      (0.73)%
Portfolio Turnover Rate.................................       32.76%      32.88%     122.97%     146.44%      73.29%
Average Commission Rate (b).............................     $0.0428     $0.0358          --          --          --


                                                          10/31/92    10/31/91     10/31/90   10/31/89   10/31/88

NET ASSET VALUE, BEGINNING OF PERIOD....................   $12.05      $8.78        $11.49      $9.69      $8.13
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................................    (0.02)      0.04          0.15       0.21      (0.05)
Net Realized & Unrealized Gain (Loss) on Investments....    (1.62)      4.01         (1.43)      1.59       1.61

    Total from Investment Operations....................    (1.64)      4.05         (1.28)      1.80       1.56
LESS DISTRIBUTIONS
Distributions from Net Investment Income................     0.03       0.14          0.22       0.00       0.00
Distributions in excess of Net Investment Income........     2.02       0.64          1.21       0.00       0.00
Distributions from Capital Gains........................     0.00       0.00          0.00       0.00       0.00

    Total Distributions.................................     2.05       0.78          1.43       0.00       0.00

NET ASSET VALUE, END OF PERIOD..........................    $8.36     $12.05         $8.78     $11.49      $9.69

TOTAL RETURN............................................     8.11%     49.58%       (10.90)%    18.68%     19.63%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......................   $5,857     $3,542        $2,926     $3,356     $4,393
Ratio of Expenses to Average Net Assets.................     1.74%      1.92%         2.00%      2.00%      3.94%
Ratio of Net Investment Income to Average Net Assets....    (0.25)%     0.32%         1.55%      1.96%      3.34%
Portfolio Turnover Rate.................................   102.27%    256.68%       314.73%    275.62%    155.12%
Average Commission Rate (b).............................       --         --            --         --         --

THE CRABBE HUSON SPECIAL FUND, INC.
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   YEAR ENDED
                                                          ------------------------------------------------------------
                                                           10/31/97     10/31/96    10/31/95     10/31/94    10/31/93
                                                          ------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....................  27,679,105*         --          --          --          --
Amount of Debt Outstanding..............................          $0          --          --          --          --
Average Amount of Debt Outstanding During the Period....  $1,701,322*         --          --          --          --
Average Amount of Debt Per Share During the Period......       $0.06          --          --          --          --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.................        1.58%       1.37%(a)     1.40%      1.54%       1.59%
Ratio of Net Investment Income to Average Net Assets....        0.78%       0.72%       1.95%       0.29%      (0.75)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.................        1.50%       1.37%         --          --          --
Ratio of Net Investment Income to Average Net Assets....        0.86%       0.72%         --          --          --


                                                          10/31/92    10/31/91     10/31/90   10/31/89   10/31/88

RATIOS/SUPPLEMENTAL DATA (cont.)
Average Number of Shares Outstanding....................       --         --            --         --         --
Amount of Debt Outstanding..............................       --         --            --         --         --
Average Amount of Debt Outstanding During the Period....       --         --            --         --         --
Average Amount of Debt Per Share During the Period......       --         --            --         --         --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.................     2.18%      2.40%         2.86%      2.44%        --
Ratio of Net Investment Income to Average Net Assets....    (0.69)%    (0.15)%        0.70%      1.53%        --
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.................       --         --            --         --         --
Ratio of Net Investment Income to Average Net Assets....       --         --            --         --         --

-------------------

(a) Ratios include expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(b) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(c)  Computed on an annualized basis.
(d)  Commencement of operations - 2/20/96.
(e)  Commencement of operations - 10/10/96.
(f)  Commencement of operations - 1/31/89.
(g)  Commencement of operations - 10/28/96.
(h)  Commencement of operations - 10/3/96.
(i)  Commencement of operations - 4/4/94.
  *  Computed on a daily basis.

CRABBE HUSON SMALL CAP FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               YEAR ENDED      PERIOD ENDED
                                                              ------------     ------------
                                                                10/31/97       10/31/96(d)
                                                              -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.02           $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.00             0.03
Net Realized & Unrealized Gain (Loss) on Investments........      4.62             0.99
                                                              -----------------------------
    Total from Investment Operations........................      4.62             1.02
LESS DISTRIBUTIONS
Distributions from Net Investment Income....................      0.02             0.00
Distributions from Capital Gains............................      0.14             0.00
                                                              -----------------------------
    Total Distributions.....................................      0.16             0.00
                                                              -----------------------------
NET ASSET VALUE, END OF PERIOD..............................    $15.48           $11.02
                                                              -----------------------------
                                                              -----------------------------
TOTAL RETURN................................................     42.38%           10.20%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................   $42,563          $19,156
Ratio of Expenses to Average Net Assets.....................      1.50%(a)         1.50%(a)(c)
Ratio of Net Investment Income to Average Net Assets........      0.03%            0.70%(c)
Portfolio Turnover Rate.....................................     65.11%           39.34%
Average Commission Rate (b).................................   $0.0363          $0.0275
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................      1.73%(a)         2.32%(a)(c)
Ratio of Net Investment Income to Average Net Assets........     (0.20)%          (0.11)%(c)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................      1.50%            1.51%(c)
Ratio of Net Investment Income to Average Net Assets........      0.03%            0.71%(c)

See footnotes on page 82.

CRABBE HUSON SMALL CAP FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               YEAR ENDED      PERIOD ENDED
                                                              ------------     ------------
                                                                10/31/97       10/31/96(e)
                                                              -----------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $11.01           $11.05
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.......................................      0.07             0.00
Net Realized & Unrealized Gain (Loss) on Investments........      4.62            (0.04)
                                                              -----------------------------
    Total from Investment Operations........................      4.69            (0.04)
LESS DISTRIBUTIONS
Distributions from Net Investment Income....................      0.03             0.00
Distributions from Capital Gains............................      0.14             0.00
                                                              -----------------------------
    Total Distributions.....................................      0.17             0.00
                                                              -----------------------------
NET ASSET VALUE, END OF PERIOD..............................    $15.53           $11.01
                                                              -----------------------------
                                                              -----------------------------
TOTAL RETURN................................................     43.11%           (0.36)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...........................   $71,655           $1,514
Ratio of Expenses to Average Net Assets.....................      1.00%(a)         1.00%(a)(c)
Ratio of Net Investment Income to Average Net Assets........      0.60%           (0.43)%(c)
Portfolio Turnover Rate.....................................     65.11%           39.34%
Average Commission Rate (b).................................   $0.0363          $0.0275
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets.....................      1.28%(a)         3.55%(a)(c)
Ratio of Net Investment Income to Average Net Assets........      0.32%           (2.98)%(c)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets.....................      1.00%            1.00%(c)
Ratio of Net Investment Income to Average Net Assets........      0.60%           (0.43)%(c)

See footnotes on page 82.

CRABBE HUSON ASSET ALLOCATION FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          YEAR ENDED
                                               ----------------------------------------------------------------
                                                  10/31/97        10/31/96     10/31/95    10/31/94    10/31/93
                                               ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........          $13.39     $13.64         $12.87      $13.52     $11.68
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................            0.32       0.30           0.34        0.30       0.23
Net Realized & Unrealized Gain (Loss) on                 2.29       0.88           1.21       (0.08)      2.09
 Investments.................................
                                               ----------------------------------------------------------------
    Total from Investment Operations.........            2.61       1.18           1.55        0.22       2.32
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....            0.32       0.30           0.33        0.29       0.24
Distributions from Capital Gains.............            0.74       1.13           0.45        0.58       0.24
                                               ----------------------------------------------------------------
    Total Distributions......................            1.06       1.43           0.78        0.87       0.48
                                               ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............          $14.94     $13.39         $13.64      $12.87     $13.52
                                               ----------------------------------------------------------------
                                               ----------------------------------------------------------------
TOTAL RETURN.................................         % 20.60       8.96%         13.00%       2.66%     20.93%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............         $95,960   $125,018       $136,530    $110,152    $85,390
Ratio of Expenses to Average Net Assets......         %(a1.42)      1.47%(a)       1.48%       1.44%      1.46%
Ratio of Net Investment Income to Average Net         %  2.25       2.22%          2.57%       2.30%      1.85%
 Assets......................................
Portfolio Turnover Rate......................         %118.65     252.29%        225.70%     149.19%    116.10%
Average Commission Rate (b)..................         $0.0529    $0.0536             --          --         --
Average Number of Shares Outstanding                8,772,675*        --             --          --         --
 (Composite).................................
Amount of Debt Outstanding...................              $0         --             --          --         --
Average Amount of Debt Outstanding During the         *$3,460         --             --          --         --
 Period......................................
Average Amount of Debt Per Share During the             $0.00         --             --          --         --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         %(a1.55)      1.47%(a)       1.49%       1.52%      1.54%
Ratio of Net Investment Income to Average Net         %  2.12       2.22%          2.56%       2.22%      1.77%
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         %  1.42       1.46%            --          --         --
Ratio of Net Investment Income to Average Net         %  2.25       2.22%            --          --         --
 Assets......................................

                                                                                   PERIOD
                                                                                    ENDED
                                                                                 -----------
                                               10/31/92   10/31/91   10/31/90    10/31/89(f)
NET ASSET VALUE, BEGINNING OF PERIOD.........   $11.00      $9.24     $10.69      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................     0.35       0.41       0.46        0.40
Net Realized & Unrealized Gain (Loss) on          0.82       1.82      (1.12)       0.29
 Investments.................................
    Total from Investment Operations.........     1.17       2.23      (0.66)       0.69
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....     0.35       0.43       0.72        0.00
Distributions from Capital Gains.............     0.14       0.04       0.07        0.00
    Total Distributions......................     0.49       0.47       0.79        0.00
NET ASSET VALUE, END OF PERIOD...............   $11.68     $11.00      $9.24      $10.69
TOTAL RETURN.................................    11.25%     24.55%     (6.40)%      9.30%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............  $55,099    $23,893    $13,174     $12,578
Ratio of Expenses to Average Net Assets......     1.52%      1.76%      1.90%       1.91%(c)
Ratio of Net Investment Income to Average Net     3.02%      3.97%      4.51%       5.02%(c)
 Assets......................................
Portfolio Turnover Rate......................   155.26%    157.89%    161.72%      88.14%
Average Commission Rate (b)..................       --         --         --          --
Average Number of Shares Outstanding                --         --         --          --
 (Composite).................................
Amount of Debt Outstanding...................       --         --         --          --
Average Amount of Debt Outstanding During the       --         --         --          --
 Period......................................
Average Amount of Debt Per Share During the         --         --         --          --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REI
Ratio of Expenses to Average Net Assets......     1.62%      1.79%      1.93%       1.93%(c)
Ratio of Net Investment Income to Average Net     2.92%      3.94%      4.49%       5.00%(c)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......       --         --         --          --
Ratio of Net Investment Income to Average Net       --         --         --          --
 Assets......................................

See footnotes on page 82.

CRABBE HUSON ASSET ALLOCATION FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR ENDED        PERIOD ENDED
                                               ---------------  ------------------
                                                  10/31/97         10/31/96(g)
                                               -----------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........         $13.39           $13.38
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................           0.42             0.01
Net Realized & Unrealized Gain (Loss) on                2.24             0.08
 Investments.................................
                                               -----------------------------------
    Total from Investment Operations.........           2.66             0.09
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....           0.37             0.08
Distributions from Capital Gains.............           0.74             0.00
                                               -----------------------------------
    Total Distributions......................           1.11             0.08
                                               -----------------------------------
NET ASSET VALUE, END OF PERIOD...............         $14.94           $13.39
                                               -----------------------------------
                                               -----------------------------------
TOTAL RETURN.................................          21.18%            0.59%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............        $28,598           $2,526
Ratio of Expenses to Average Net Assets......           1.00%(a)          1.00%(a)(c)
Ratio of Net Investment Income to Average Net           2.70%            2.87%(c)
 Assets......................................
Portfolio Turnover Rate......................         118.65%          252.29%
Average Commission Rate (b)..................        $0.0529          $0.0536
Average Number of Shares Outstanding               8,772,675  *            --
 (Composite).................................
Amount of Debt Outstanding...................             $0               --
Average Amount of Debt Outstanding During the         $3,460  *            --
 Period......................................
Average Amount of Debt Per Share During the            $0.00               --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......           1.42%(a)          2.00%(a)(c)
Ratio of Net Investment Income to Average Net           2.28%            1.87%(c)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......           1.00%            1.00%(c)
Ratio of Net Investment Income to Average Net           2.70%            2.87%(c)
 Assets......................................

See footnotes on page 82.

CRABBE HUSON EQUITY FUND - PRIMARY CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         YEAR ENDED
                                                             ------------------------------------------------------------------
                                                                10/31/97         10/31/96     10/31/95    10/31/94    10/31/93
                                                             ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................           $19.50     $18.17         $16.44      $16.08      $13.03
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................             0.07       0.11           0.22        0.19        0.10
Net Realized & Unrealized Gain (Loss) on Investments.......             5.36       2.33           1.75        0.57        3.45
                                                             ------------------------------------------------------------------
    Total from Investment Operations.......................             5.43       2.44           1.97        0.76        3.55
LESS DISTRIBUTIONS
Distributions from Net Investment Income...................             0.07       0.17           0.09        0.04        0.11
Distributions from Capital Gains...........................             1.54       0.94           0.15        0.36        0.39
                                                             ------------------------------------------------------------------
    Total Distributions....................................             1.61       1.11           0.24        0.40        0.50
                                                             ------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................           $23.32     $19.50         $18.17      $16.44      $16.08
                                                             ------------------------------------------------------------------
                                                             ------------------------------------------------------------------
TOTAL RETURN...............................................          % 29.87      13.78%         13.37%       7.89%      29.90%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........................         $380,047   $436,578       $387,184    $153,105     $34,520
Ratio of Expenses to Average Net Assets....................          %(a1.42)      1.38%(a)       1.40%       1.45%       1.49%
Ratio of Net Investment Income to Average Net Assets.......          %  0.29       0.56%          1.30%       1.18%       0.67%
Portfolio Turnover Rate....................................          %128.65     117.00%         92.43%     106.49%     114.38%
Average Commission Rate (b)................................          $0.0537    $0.0530             --          --          --
Average Number of Shares Outstanding (composite)...........       19,623,834*        --             --          --          --
Amount of Debt Outstanding.................................               $0         --             --          --          --
Average Amount of Debt Outstanding During the Period.......          $21,750*        --             --          --          --
Average Amount of Debt Per Share During the Period.........            $0.00         --             --          --          --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets....................          %(a1.44)      1.38%(a)       1.30%       1.56%       1.64%
Ratio of Net Investment Income to Average Net Assets.......          %  0.27       0.56%          1.28%       1.06%       0.52%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets....................          %  1.42       1.37%            --          --          --
Ratio of Net Investment Income to Average Net Assets.......          %  0.29       0.57%            --          --          --

                                                                                                     PERIOD
                                                                                                     ENDED
                                                                                                  ------------
                                                             10/31/92    10/31/91     10/31/90    10/31/89(f)

NET ASSET VALUE, BEGINNING OF PERIOD.......................    $12.57       $8.54      $10.50       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income......................................      0.20        0.19        0.25         0.31
Net Realized & Unrealized Gain (Loss) on Investments.......      0.92        4.15       (1.67)        0.19

    Total from Investment Operations.......................      1.12        4.34       (1.42)        0.50
LESS DISTRIBUTIONS
Distributions from Net Investment Income...................      0.10        0.31        0.39         0.00
Distributions from Capital Gains...........................      0.56        0.00        0.15         0.00

    Total Distributions....................................      0.66        0.31        0.54         0.00

NET ASSET VALUE, END OF PERIOD.............................    $13.03      $12.57       $8.54       $10.50

TOTAL RETURN...............................................     12.48%      52.44%     (14.97)%       6.72%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)..........................   $13,429      $5,930      $2,944       $5,018
Ratio of Expenses to Average Net Assets....................      1.55%       1.84%       1.93%        1.69%(c)
Ratio of Net Investment Income to Average Net Assets.......      1.57%       1.60%       2.56%        3.98%(c)
Portfolio Turnover Rate....................................    180.72%     171.82%     265.25%       90.54%
Average Commission Rate (b)................................        --          --          --           --
Average Number of Shares Outstanding (composite)...........        --          --          --           --
Amount of Debt Outstanding.................................        --          --          --           --
Average Amount of Debt Outstanding During the Period.......        --          --          --           --
Average Amount of Debt Per Share During the Period.........        --          --          --           --
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets....................      1.93%       2.41%       2.66%        1.97%(c)
Ratio of Net Investment Income to Average Net Assets.......      1.18%       1.03%       1.83%        3.68%(c)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets....................        --          --          --           --
Ratio of Net Investment Income to Average Net Assets.......        --          --          --           --

See footnotes on page 82.

CRABBE HUSON EQUITY FUND - INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 YEAR ENDED      PERIOD ENDED
                                               --------------   --------------
                                                  10/31/97       10/31/96(h)
                                               -------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........          $19.51    $19.82
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................            0.21      0.00
Net Realized & Unrealized Gain (Loss) on                 5.31     (0.31)
 Investments.................................
                                               -------------------------------
    Total from Investment Operations.........            5.52     (0.31)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....            0.09      0.00
Distributions from Capital Gains.............            1.54      0.00
                                               -------------------------------
    Total Distributions......................            1.63      0.00
                                               -------------------------------
NET ASSET VALUE, END OF PERIOD...............          $23.40    $19.51
                                               -------------------------------
                                               -------------------------------
TOTAL RETURN.................................         % 30.35     (1.56)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............         $24,084    $4,415
Ratio of Expenses to Average Net Assets......         %(a1.00)     1.00%(a)(c)
Ratio of Net Investment Income to Average Net         %  0.71      0.15%(c)
 Assets......................................
Portfolio Turnover Rate......................         %128.65    117.00%
Average Commission Rate (b)..................         $0.0537   $0.0530
Average Number of Shares Outstanding               19,623,834*       --
 (composite).................................
Amount of Debt Outstanding...................              $0        --
Average Amount of Debt Outstanding During the         $21,750*       --
 Period......................................
Average Amount of Debt Per Share During the             $0.00        --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......         %(a1.23)     1.58%(a)(c)
Ratio of Net Investment Income to Average Net         %  0.48     (0.43%)(c)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         %  1.00      1.00%(c)
Ratio of Net Investment Income to Average Net         %  0.71      0.15%(c)
 Assets......................................

See footnotes on page 82.

CRABBE HUSON REAL ESTATE INVESTMENT FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      YEAR ENDED                           PERIOD ENDED
                                                 ----------------------------------------------------     --------------
                                                    10/31/97           10/31/96           10/31/95         10/31/94(i)
                                                 -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.58              $9.69              $9.50             $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................        0.38               0.38               0.44               0.37
Net Realized & Unrealized Gain (Loss) on             3.02               2.01               0.31              (0.64)
 Investments.................................
                                                 -----------------------------------------------------------------------
    Total from Investment Operations.........        3.40               2.39               0.75              (0.27)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....        0.38               0.38               0.44               0.23
Distributions from Capital Gains.............        0.51               0.12               0.12               0.00
                                                 -----------------------------------------------------------------------
    Total Distributions......................        0.89               0.50               0.56               0.23
                                                 -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............      $14.09             $11.58              $9.69              $9.50
                                                 -----------------------------------------------------------------------
                                                 -----------------------------------------------------------------------
TOTAL RETURN.................................       30.56%             25.39%              8.31%             (3.25)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............     $34,259            $20,649            $18,986            $18,280
Ratio of Expenses to Average Net Assets......        1.50%(a)           1.50%(a)           1.50%              1.01%(c)
Ratio of Net Investment Income to Average Net        2.93%              3.59%              4.59%              6.30%(c)
 Assets......................................
Portfolio Turnover Rate......................       80.01%            120.19%             59.53%             43.30%
Average Commission Rate (b)..................     $0.0617            $0.0570                 --                 --
Average Number of Shares Outstanding.........    2,494,659*               --                 --                 --
Amount of Debt Outstanding...................          $0                 --                 --                 --
Average Amount of Debt Outstanding During the     $72,728*                --                 --                 --
 Period......................................
Average Amount of Debt Per Share During the         $0.03                 --                 --                 --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......        1.76%(a)           1.88%(a)           1.89%              2.03%(c)
Ratio of Net Investment Income to Average Net        2.66%              3.21%              4.20%              5.28%(c)
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......        1.50%              1.50%                --                 --
Ratio of Net Investment Income to Average Net        2.93%              3.59%                --                 --
 Assets......................................

See footnotes page 82.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   YEAR ENDED
                                                 -----------------------------------------------
                                                 10/31/97     10/31/96     10/31/95     10/31/94
                                                 -----------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $12.50       $12.62       $11.99       $12.80
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.54         0.54         0.55         0.54
Net Realized & Unrealized Gain (Loss) on            0.28        (0.12)        0.70        (0.80)
 Investments.................................
                                                 -----------------------------------------------
    Total from Investment Operations.........       0.82         0.42         1.25        (0.26)
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....       0.47         0.54         0.55         0.54
Distributions from Capital Gains.............       0.07         0.00         0.07         0.01
                                                 -----------------------------------------------
    Total Distributions......................       0.54         0.54         0.62         0.55
                                                 -----------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $12.78       $12.50       $12.62       $11.99
                                                 -----------------------------------------------
                                                 -----------------------------------------------
TOTAL RETURN.................................       6.67%        3.43%       10.66%       (2.06)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $26,487      $26,135      $28,070      $29,046
Ratio of Expenses to Average Net Assets......       0.98%        0.98%        0.98%        0.98%
Ratio of Net Investment Income to Average Net       4.25%        4.33%        4.45%        4.37%
 Assets......................................
Portfolio Turnover Rate......................      17.19%       15.64%       22.91%       20.58%
Average Number of Shares Outstanding.........    2,073,284*        --           --           --
Amount of Debt Outstanding...................         $0           --           --           --
Average Amount of Debt Outstanding During the     $2,734*          --           --           --
 Period......................................
Average Amount of Debt Per Share During the        $0.00           --           --           --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......       1.10%        1.04%        1.08%        1.08%
Ratio of Net Investment Income to Average Net       4.13%        4.27%        4.35%        4.26%
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......       0.98%        0.98%          --           --
Ratio of Net Investment Income to Average Net       4.25%        4.33%          --           --
 Assets......................................

See footnotes on page 82.

CRABBE HUSON OREGON TAX-FREE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                YEAR ENDED
                                                 -------------------------------------------------------------------------
                                                 10/31/93     10/31/92     10/31/91     10/31/90     10/31/89     10/31/88
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $12.20       $12.14       $11.74       $11.72       $11.72       $11.08
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income........................       0.57         0.62         0.64         0.63         0.68         0.64
Net Realized & Unrealized Gain (Loss) on            0.69         0.15         0.48         0.05         0.08         0.64
 Investments.................................
                                                 -------------------------------------------------------------------------
    Total from Investment Operations.........       1.26         0.77         1.12         0.68         0.76         1.28
LESS DISTRIBUTIONS
Distributions from Net Investment Income.....       0.57         0.62         0.65         0.64         0.67         0.64
Distributions from Capital Gains.............       0.09         0.09         0.07         0.02         0.09         0.00
                                                 -------------------------------------------------------------------------
    Total Distributions......................       0.66         0.71         0.72         0.66         0.76         0.64
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $12.80       $12.20       $12.14       $11.74       $11.72       $11.72
                                                 -------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------
TOTAL RETURN.................................      10.71%        6.51%        9.85%        6.00%        6.67%       12.02%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)............    $29,408      $20,296      $18,383      $18,766      $19,173      $20,058
Ratio of Expenses to Average Net Assets......       1.05%        1.11%        1.21%        1.38%        1.04%        1.21%
Ratio of Net Investment Income to Average Net       4.51%        5.04%        5.36%        5.41%        5.82%        5.53%
 Assets......................................
Portfolio Turnover Rate......................      11.62%       25.30%       53.40%       58.52%       45.25%       31.44%
Average Number of Shares Outstanding.........         --           --           --           --           --           --
Amount of Debt Outstanding...................         --           --           --           --           --           --
Average Amount of Debt Outstanding During the         --           --           --           --           --           --
 Period......................................
Average Amount of Debt Per Share During the           --           --           --           --           --           --
 Period......................................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net Assets......       1.09%        1.13%        1.24%        1.55%        1.16%        1.32%
Ratio of Net Investment Income to Average Net       4.46%        5.01%        5.34%        5.23%        5.71%        5.42%
 Assets......................................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net Assets......         --           --           --           --           --           --
Ratio of Net Investment Income to Average Net         --           --           --           --           --           --
 Assets......................................

See footnotes on page 82.

CRABBE HUSON INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              YEAR ENDED
                                     ------------------------------------------------------------
                                       10/31/97      10/31/96     10/31/95   10/31/94    10/31/93
                                     ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF          $10.20        $10.26         $9.71     $10.75      $10.90
 PERIOD............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............      0.62          0.54          0.53       0.50        0.46
Net Realized & Unrealized Gain           0.38         (0.05)         0.58      (0.76)       0.33
 (Loss) on Investments.............
                                     ------------------------------------------------------------
    Total from Investment                1.00          0.49          1.11      (0.26)       0.79
     Operations....................
LESS DISTRIBUTIONS
Distributions from Net Investment        0.62          0.55          0.53       0.50        0.49
 Income............................
Distributions in excess of Net           0.00          0.00          0.03       0.01        0.00
 Investment Income.................
Distributions from Capital Gains...      0.00          0.00          0.00       0.27        0.45
                                     ------------------------------------------------------------
    Total Distributions............      0.62          0.55          0.56       0.78        0.94
                                     ------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $10.58        $10.20        $10.26      $9.71      $10.75
                                     ------------------------------------------------------------
                                     ------------------------------------------------------------
TOTAL RETURN.......................     10.25%         4.94%        11.92%     (2.71%)      7.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period              $3,248        $4,694        $7,190     $5,273      $5,697
 (000's)...........................
Ratio of Expenses to Average Net         0.80%         0.80%         0.80%      0.80%       0.81%
 Assets............................
Ratio of Net Investment Income to        5.96%         5.31%         5.47%      4.92%       4.34%
 Average Net Assets................
Portfolio Turnover Rate............     56.37%       468.75%       543.15%    306.79%     260.22%
Average Number of Shares              359,151*           --            --         --          --
 Outstanding.......................
Amount of Debt Outstanding.........        $0            --            --         --          --
Average Amount of Debt Outstanding     $1,408*           --            --         --          --
 During the Period.................
Average Amount of Debt Per Share        $0.00            --            --         --          --
 During the Period.................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net         2.78%         2.29%         1.95%      2.16%       1.96%
 Assets............................
Ratio of Net Investment Income to        3.98%         3.82%         4.32%      3.56%       3.19%
 Average Net Assets................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net         0.80%         0.80%           --         --          --
 Assets............................
Ratio of Net Investment Income to        5.96%         5.31%           --         --          --
 Average Net Assets................

                                                                        PERIOD
                                                                         ENDED
                                                                      -----------
                                     10/31/92   10/31/91   10/31/90   10/31/89(f)
NET ASSET VALUE, BEGINNING OF         $10.63     $10.01     $10.27     $10.00
 PERIOD............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income..............     0.66       0.70       0.69       0.55
Net Realized & Unrealized Gain          0.36       0.62      (0.24)      0.28
 (Loss) on Investments.............
    Total from Investment               1.02       1.32       0.45       0.83
     Operations....................
LESS DISTRIBUTIONS
Distributions from Net Investment       0.66       0.70       0.69       0.56
 Income............................
Distributions in excess of Net          0.00       0.00       0.00       0.00
 Investment Income.................
Distributions from Capital Gains...     0.09       0.00       0.02       0.00
    Total Distributions............     0.75       0.70       0.71       0.56
NET ASSET VALUE, END OF PERIOD.....   $10.90     $10.63     $10.01     $10.27
TOTAL RETURN.......................     9.74%     13.51%      4.43%     10.43%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period             $5,634     $5,486     $2,123     $1,356
 (000's)...........................
Ratio of Expenses to Average Net        0.90%      0.98%      1.51%      1.15%(c)
 Assets............................
Ratio of Net Investment Income to       6.09%      6.82%      6.89%      7.23%(c)
 Average Net Assets................
Portfolio Turnover Rate............   227.45%    115.76%     73.76%     86.60%
Average Number of Shares                  --         --         --         --
 Outstanding.......................
Amount of Debt Outstanding.........       --         --         --         --
Average Amount of Debt Outstanding        --         --         --         --
 During the Period.................
Average Amount of Debt Per Share          --         --         --         --
 During the Period.................
RATIOS IF FEES HAD NOT BEEN WAIVED
Ratio of Expenses to Average Net        1.94%      2.42%      3.07%      4.56%(c)
 Assets............................
Ratio of Net Investment Income to       5.06%      5.38%      5.33%      3.81%(c)
 Average Net Assets................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net          --         --         --         --
 Assets............................
Ratio of Net Investment Income to         --         --         --         --
 Average Net Assets................

See footnotes on page 82.

CRABBE HUSON U.S. GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          YEAR ENDED
                                      --------------------------------------------------
                                      10/31/97   10/31/96   10/31/95  10/31/94  10/31/93
                                      --------------------------------------------------
NET ASSET VALUE, BEGINNING OF          $10.66     $10.66     $10.27    $11.04    $10.91
 PERIOD.............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............     0.53       0.47       0.51      0.46      0.47
Net Realized & Unrealized Gain           0.16       0.00       0.40     (0.65)     0.22
 (Loss) on Investments..............
                                      --------------------------------------------------
    Total from Investment                0.69       0.47       0.91     (0.19)     0.69
     Operations.....................
LESS DISTRIBUTIONS
Distributions from Net Investment        0.54       0.47       0.51      0.47      0.48
 Income.............................
Distributions in excess of Net           0.00       0.00       0.01      0.00      0.00
 Investment Income..................
Distributions from Capital Gains....     0.00       0.00       0.00      0.11      0.08
                                      --------------------------------------------------
    Total Distributions.............     0.54       0.47       0.52      0.58      0.56
                                      --------------------------------------------------
NET ASSET VALUE, END OF PERIOD......   $10.81     $10.66     $10.66    $10.27    $11.04
                                      --------------------------------------------------
                                      --------------------------------------------------
TOTAL RETURN........................     6.65%      4.55%      9.12%    (1.78)%    6.71%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...   $4,494     $8,517     $8,426    $9,249   $11,218
Ratio of Expenses to Average Net         0.75%      0.75%      0.75%     0.75%     0.75%
 Assets.............................
Ratio of Net Investment Income to        4.82%      4.44%      4.85%     4.39%     4.33%
 Average Net Assets.................
Portfolio Turnover Rate.............    45.42%    226.37%    230.43%    76.09%    81.74%
Average Number of Shares              602,738*        --         --        --        --
 Outstanding........................
Amount of Debt Outstanding..........       $0         --         --        --        --
Average Amount of Debt Outstanding        $50*        --         --        --        --
 During the Period..................
Average Amount of Debt Per Share        $0.00         --         --        --        --
 During the Period..................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net         1.78%      1.63%      1.46%     1.47%     1.26%
 Assets.............................
Ratio of Net Investment Income to        3.79%      3.56%      4.14%     3.66%     3.81%
 Average Net Assets.................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net         0.75%      0.75%        --        --        --
 Assets.............................
Ratio of Net Investment Income to        4.82%      4.44%        --        --        --
 Average Net Assets.................

                                                                      PERIOD
                                                                       ENDED
                                                                    -----------
                                     10/31/92  10/31/91  10/31/90   10/31/89(f)
NET ASSET VALUE, BEGINNING OF         $10.69    $10.24    $10.28     $10.00
 PERIOD.............................
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...............    0.58      0.67      0.68       0.56
Net Realized & Unrealized Gain          0.29      0.45     (0.04)      0.29
 (Loss) on Investments..............
    Total from Investment               0.87      1.12      0.64       0.85
     Operations.....................
LESS DISTRIBUTIONS
Distributions from Net Investment       0.58      0.67      0.67       0.57
 Income.............................
Distributions in excess of Net          0.00      0.00      0.00       0.00
 Investment Income..................
Distributions from Capital Gains....    0.07      0.00      0.01       0.00
    Total Distributions.............    0.65      0.67      0.68       0.57
NET ASSET VALUE, END OF PERIOD......  $10.91    $10.69    $10.24     $10.28
TOTAL RETURN........................    8.70%    11.17%     6.40%     11.15%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)...  $8,959    $3,748    $2,069     $1,717
Ratio of Expenses to Average Net        0.80%     0.96%     1.42%      1.14%(c)
 Assets.............................
Ratio of Net Investment Income to       5.35%     6.44%     6.72%      7.35%(c)
 Average Net Assets.................
Portfolio Turnover Rate.............  105.52%   114.81%    87.71%     40.42%
Average Number of Shares                  --        --        --         --
 Outstanding........................
Amount of Debt Outstanding..........      --        --        --         --
Average Amount of Debt Outstanding        --        --        --         --
 During the Period..................
Average Amount of Debt Per Share          --        --        --         --
 During the Period..................
RATIOS IF FEES HAD NOT BEEN WAIVED A
Ratio of Expenses to Average Net        1.52%     2.15%     2.84%      3.40%(c)
 Assets.............................
Ratio of Net Investment Income to       4.63%     5.25%     5.31%      5.09%(c)
 Average Net Assets.................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net          --        --        --         --
 Assets.............................
Ratio of Net Investment Income to         --        --        --         --
 Average Net Assets.................

See footnotes on page 82.

CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  YEAR ENDED
                                          -----------------------------------------------------------
                                           10/31/97     10/31/96    10/31/95    10/31/94    10/31/93
                                          -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................        0.05        0.05        0.05        0.03        0.03
Net Realized & Unrealized Gain (Loss) on        0.00        0.00        0.00        0.00        0.00
 Investments............................
                                          -----------------------------------------------------------
    Total from Investment Operations....        0.05        0.05        0.05        0.03        0.03
LESS DISTRIBUTIONS
Distributions from Net Investment               0.05        0.05        0.05        0.03        0.03
 Income.................................
Distributions in excess of Net                  0.00        0.00        0.00        0.00        0.00
 Investment Income......................
                                          -----------------------------------------------------------
    Total Distributions.................        0.05        0.05        0.05        0.03        0.03
                                          -----------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........       $1.00       $1.00       $1.00       $1.00       $1.00
                                          -----------------------------------------------------------
                                          -----------------------------------------------------------
TOTAL RETURN............................        4.83%       4.81%       5.30%       3.28%       2.53%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......     $28,538     $42,171     $54,714     $32,383     $14,784
Ratio of Expenses to Average Net                0.70%(a)     0.70%(a)     0.70%     0.70%       0.70%
 Assets.................................
Ratio of Net Investment Income to               4.73%       4.74%       5.21%       3.39%       2.51%
 Average Net Assets.....................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net                1.14%(a)     1.06%(a)     1.16%     1.29%       1.32%
 Assets.................................
Ratio of Net Investment Income to               4.29%       4.38%       4.75%       2.81%       1.88%
 Average Net Assets.....................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net                0.70%       0.70%         --          --          --
 Assets.................................
Ratio of Net Investment Income to               4.73%       4.74%         --          --          --
 Average Net Assets.....................

                                                                               PERIOD
                                                                                ENDED
                                                                              ---------
                                          10/31/92    10/31/91    10/31/90    10/31/89(f)
NET ASSET VALUE, BEGINNING OF PERIOD....     $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income...................      0.03        0.06        0.07        0.06
Net Realized & Unrealized Gain (Loss) on      0.00        0.00        0.00        0.00
 Investments............................
    Total from Investment Operations....      0.03        0.06        0.07        0.06
LESS DISTRIBUTIONS
Distributions from Net Investment             0.03        0.06        0.07        0.06
 Income.................................
Distributions in excess of Net                0.00        0.00        0.00        0.00
 Investment Income......................
    Total Distributions.................      0.03        0.06        0.07        0.06
NET ASSET VALUE, END OF PERIOD..........     $1.00       $1.00       $1.00       $1.00
TOTAL RETURN............................      3.36%      13.76%       7.62%      10.05%(c)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's).......   $12,395     $14,907     $21,406     $10,735
Ratio of Expenses to Average Net              0.75%       0.81%       0.80%       0.60%(c)
 Assets.................................
Ratio of Net Investment Income to             3.32%       5.76%       7.57%       8.43%(c)
 Average Net Assets.....................
RATIOS IF FEES HAD NOT BEEN WAIVED AND/O
Ratio of Expenses to Average Net              1.09%       1.18%       1.33%       1.34%(c)
 Assets.................................
Ratio of Net Investment Income to             2.98%       5.38%       7.04%       7.69%(c)
 Average Net Assets.....................
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net                --          --          --          --
 Assets.................................
Ratio of Net Investment Income to               --          --          --          --
 Average Net Assets.....................

See footnotes on page 82.

                   ------------------------------------------

                          INDEPENDENT AUDITORS' REPORT
                       ----------------------------------

The Shareholders and Board of Directors
The Crabbe Huson Special Fund, Inc.

The Shareholders and Board of Trustees
Crabbe Huson Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of The Crabbe Huson Special Fund, Inc. and Crabbe Huson Funds (comprised of Crabbe Huson Small Cap Fund, Crabbe Huson Asset Allocation Fund, Crabbe Huson Equity Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Oregon Tax-Free Fund, Crabbe Huson Income Fund, Crabbe Huson U.S. Government Income Fund and Crabbe Huson U.S. Government Money Market Fund) as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, except for Crabbe Huson Small Cap Fund, which is for the year ended October 31, 1997 and for the period from February 20, 1996 (commencement of operations) to October 31, 1996, and the financial highlights for The Crabbe Huson Special Fund, Inc. and Crabbe Huson Oregon Tax-Free Fund for each of the nine years ended October 31, 1997, the financial highlights of Crabbe Huson Asset Allocation Fund, Crabbe Huson Equity Fund, Crabbe Huson Income Fund, Crabbe Huson U.S. Government Income Fund and Crabbe Huson U.S. Government Money Market Fund for each of the years or periods in the eight years ended October 31, 1997 and for the period from January 31, 1989 (commencement of operations) to October 31, 1989, the financial highlights of Real Estate Investment Fund for each of the three years ended October 31, 1997 and for the period from April 4, 1994 (commencement of operations) to October 31, 1994, and the financial highlights of Crabbe Huson Small Cap Fund for the year ended October 31, 1997 and for the period from February 20, 1996 (commencement of operations) to October 31, 1996. These financial statements and financial highlights are the responsibility of The Crabbe Huson Special Fund, Inc. and Crabbe Huson Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits. The financial highlights for The Crabbe Huson Special Fund, Inc. and Crabbe Huson Oregon Tax-Free Fund for the year ended October 31, 1988 were audited by other auditors whose reports dated December 28, 1988 and December 29, 1988, respectively, expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification of securities owned as of October 31, 1997 by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Crabbe Huson Special Fund, Inc. and each of the Crabbe Huson Funds as of October 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.

                        [LOGO]

Portland, Oregon
December 3, 1997

CRABBE HUSON FUNDS
PROXY VOTING RESULTS (UNAUDITED)

At the annual meeting of the shareholders of The Crabbe Huson Special Fund, Inc., (the "Fund"), on October 30, 1997, the following proposals were voted upon:

PROPOSAL 1 To elect a Board of Directors for the Fund for the ensuing year or portion thereof consisting of eight Directors.

                                                            FOR          WITHHELD
                                                      -----------------------------
Gary L. Capps                                          13,354,426.160   431,072.614
James E. Crabbe                                        13,348,853.150   436,645.624
Richard Huson                                          13,310,931.277   474,567.497
Louis Scherzer                                         13,277,885.709   507,613.065
Bob L. Smith                                           13,346,498.636   440,000.138
Craig P. Stuvland                                      13,351,506.802   433,991.972
Richard P. Wollenberg                                  13,313,005.498   472,493.276
William Wendell Wyatt, Jr.                             13,300,622.451   484,876.323

PROPOSAL 2 To change the fundamental policy to permit the Fund to deposit with broker and in the segregated account cash and liquid securities of any type, rather than cash and U.S. Government securities.

                                        % OF SHARES TO
                                            TOTAL         % OF SHARES TO
                         NUMBER OF       OUTSTANDING          TOTAL
                          SHARES            SHARES         SHARES VOTED
                      ---------------------------------------------------
For                   10,405,856.1404       43.5248%          75.4841%
Against                 778,038.5270         3.2543%           5.6439%
Abstain               1,111,152.1070         4.6476%           8.0603%
Delivered not Voted   1,490,542.0000         6.2345%               N/A

PROPOSAL 3 To ratify the appointment by the Board of Directors of the Fund of KPMG Peat Marwick LLP as independent auditors of the Fund.

                                        % OF SHARES TO
                                            TOTAL         % OF SHARES TO
                         NUMBER OF       OUTSTANDING          TOTAL
                          SHARES            SHARES         SHARES VOTED
                      ---------------------------------------------------
For                   13,015,352.8174       54.4396%          94.4134%
Against                 228,407.5600         0.9554%           1.6569%
Abstain                 540,812.3970         2.2621%           3.9231%
Delivered not Voted         926.0000         0.0039%               N/A

CRABBE HUSON FUNDS
DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

OREGON TAX-FREE FUND Of the Fund's distributions paid to shareholders from net investment income during the fiscal year ended October 31, 1997, 86.3% was attributable to investments in municipal bonds issued by the state of Oregon and its political subdivisions, agencies, authorities and instrumentalities and other municipal securities.

CORPORATE DIVIDENDS RECEIVED DEDUCTION For the fiscal year ended October 31, 1997, 77.4% of the dividends distributed by the Special Fund, 2.7% of the dividends distributed by the Small Cap Fund, 8.7% of the dividends distributed by the Asset Allocation Fund and 13.8% of the dividends distributed by the Equity Fund, qualify for the dividends-received deduction for corporate shareholders.

LONG-TERM CAPITAL GAIN DISTRIBUTIONS On December 20, 1996 the following distributions were declared and paid to shareholders of record on December 19, 1996 from net realized long term capital gains.

FUND                                             LONG-TERM CAPITAL GAIN   PER SHARE
------------------------------------------------------------------------------------
Special                                               $  9,865,507        $ 0.32523
Small Cap                                                       --               --
Asset Allocation                                      $  5,593,932        $ 0.62470
Equity                                                $ 20,713,449        $ 0.95402
Real Estate Investment                                          --               --
Oregon Tax-Free                                       $    142,151        $ 0.06914
Income                                                          --               --
U.S. Government Income                                          --               --
U.S. Government Money Market                                    --               --

INCOME DERIVED FROM U.S. GOVERNMENT OBLIGATIONS Of each Fund's net investment income earned during the Fiscal year ended October 31, 1997, listed below are the percentages attributable to investments in direct or indirect debt obligations of the United States Government, or its agencies or instrumentalities.

                                                                  OTHER
                                                                INDIRECT       TOTAL
                                       U.S.      STUDENT LOAN     U.S.         U.S.
                                     TREASURY     MARKETING    GOVERNMENT   GOVERNMENT
FUND                                OBLIGATIONS  ASSOCIATION   OBLIGATIONS    INCOME
---------------------------------------------------------------------------------------
Special                                   0.0%         0.0%          1.5%         1.5%
Small Cap                                 0.0          0.0           5.4          5.4
Asset Allocation                         10.7          0.7           3.6         15.0
Equity                                    0.0          0.0           2.8          2.8
Real Estate Investment                    0.0          0.0           1.1          1.1
Oregon Tax-Free                           0.0          0.0           0.0          0.0
Income                                   22.4          0.0           0.0         22.4
U.S. Government Income                   67.5          0.0           9.9         77.4
U.S. Government Money Market              1.4          0.0          98.3         99.7

                   ------------------------------------------

                                     NOTES
                   ------------------------------------------

CRABBE HUSON FUNDS


MAILING ADDRESS
CRABBE HUSON FUNDS
P.O. BOX 8413
BOSTON, MA 02266-8413

INVESTMENT ADVISOR
THE CRABBE HUSON GROUP, INC.
121 S.W. MORRISON, SUITE 1400
PORTLAND, OR 97204

DISTRIBUTOR
CRABBE HUSON SECURITIES, INC.
121 S.W. MORRISON, SUITE 1410
PORTLAND, OR 97204

LEGAL COUNSEL
DAVIS WRIGHT TREMAINE
1300 S.W. FIFTH AVENUE, SUITE 2300
PORTLAND, OR 97201

TRANSFER AGENT &
INVESTOR SERVICES
STATE STREET BANK AND TRUST COMPANY
P.O. BOX 8413
BOSTON, MA 02266-8413

FUND DIRECTORS
WILLIAM W. WYATT, JR.
LOUIS SCHERZER
RICHARD P. WOLLENBERG
BOB L. SMITH
GARY L. CAPPS
RICHARD S. HUSON
JAMES E. CRABBE
CRAIG P. STUVLAND

FOR MORE INFORMATION:
1-800-541-9732

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INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
DISTRIBUTED BY CRABBE HUSON SECURITIES, INC.